As filed with the Securities and Exchange Commission on October 30, 2009

Registration Nos. 2-75503, 811-03364

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	(X)

Pre-Effective Amendment No.___	( )
Post-Effective Amendment No. 101	(X)

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT	(X)
OF 1940

Amendment No. 101	(X)

MAXIM SERIES FUND, INC.
(Exact Name of Registrant as Specified in Charter)
8515 E. Orchard Road
Greenwood Village, Colorado  80111

Registrant's Telephone Number, including Area Code:  (866) 831-7129

Mitchell T.G. Graye
President and Chief Executive Officer
Great-West Life & Annuity Insurance Company
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Address of Principal Executive Offices)

(Name and Address of Agent for Service)

Copies of Communications to:
Ann B. Furman, Esq.
Jorden Burt LLP
1025 Thomas Jefferson Street, N. W.
Suite 400 East
Washington, D.C. 20007-5208

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b) of Rule 485 on _______________, pursuant to paragraph (b) of Rule 485
x	60 days after filing pursuant to paragraph (a)(1) of Rule 485 on _______________ , pursuant to paragraph (a)(1) of Rule 485
75 days after filing pursuant to paragraph (a)(2) of Rule 485 on _______________ , pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following:

this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment No. 101 to the Registration Statement on Form N-1A relates to Maxim MFS International Value Portfolio and Maxim Putnam High Yield Bond Portfolio, each of which is a series of Maxim Series Fund, Inc.  This Post-Effective Amendment No. 101 is not intended to amend or delete any part of the Registration Statement, except as specifically noted herein.

MAXIM SERIES FUND, INC.

Maxim MFS International Value Portfolio

(the “Portfolio”)
————————
8515 East Orchard Road
Greenwood Village, CO  80111
(866) 831-7129

This Prospectus describes one of 54 Portfolios.  The Portfolio is a series of the Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company.  The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies.    GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund sells Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to qualified retirement plans, and to asset allocation portfolios that are series of the Fund.  The Fund may also sell Portfolio shares to college savings programs.    Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or participate in a qualified retirement plan or college savings program that makes the P ortfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing.  Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is ___________ , 2009

The Portfolio at a Glance	1
Fees and Expenses	3
Example	4
More Information About the Portfolio	4
Management of the Portfolio	8
Important Information About Your Investment	9
Legal Proceedings	15
Financial Highlights	15
Additional Information	15

THE PORTFOLIO AT A GLANCE

The following information about the Portfolio is only a summary of important information you should know.  More detailed information about the Portfolio’s investment strategies and risks is included elsewhere in this Prospectus.  Please read this Prospectus carefully before investing in the Portfolio.

Maxim MFS International Value Portfolio (Sub-Adviser:   Massachusetts Financial Services Company ) is a diversified Portfolio.

The investment objective of this Portfolio is to:

•	Seek long-term capital growth.

Principal investment strategies.

•	Under normal circumstances, the Portfolio will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities.

•	Under normal circumstances, the Portfolio will invest primarily in companies located outside the U.S., including those in emerging markets.

•	The Sub-Adviser may invest a relatively large percentage of the Portfolio’s assets in a single country, a small number of countries, or a particular geographic region.

•
The Portfolio generally focuses on investing its assets in the stocks of companies that the Sub-Adviser believes are undervalued compared to their perceived worth (value companies).  Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, and other financial measures.

•	The Sub-Adviser may invest the Portfolio’s assets in companies of any size.

•
The Sub-Adviser uses a bottom-up investment approach in buying and selling investments for the Portfolio.  Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions.  Factors considered may include analysis of earnings, cash flows, competitive position, and management ability.  Quantitative analysis of these and other factors may also be considered.

The principal investment risks for this Portfolio include:

Foreign Risk
•
Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.  As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities.  In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Stock Market Risk
•
Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

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Issuer Risk
•	The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Value Stock Risk
•	The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.”

Possible Loss of Money
•	When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Sector Risk
•
Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors.  Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole.  The Portfolio is not limited with respect to sectors in which it can invest.  If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector.  A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Over-the-Counter Risk
•
Over-the-Counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges.  OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks.  The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

Geographic Concentration Risk
•
When investing a substantial amount of assets in issuers located in a single country or a limited number of countries, there is a risk that economic, political and social conditions in those countries will have a significant impact on the performance of the Portfolio investments and investment performance may also be more volatile when the Portfolio concentrates its investments in certain countries, especially emerging markets countries.

Derivative Risk
•
When using futures contracts on market indexes and options on the futures contracts, there is a risk that the change in value of the securities included on the index and the price of a futures contract will not match.  There is also a risk that the Portfolio would be unable to sell the futures contract when it wishes to due to possible illiquidity of those instruments.  Also, there is the risk use of these types of derivative techniques could cause the Portfolio to lose more money than if the Portfolio had actually purchased the underlying securities.  This is because derivatives magnify gains and losses.

•
In addition, derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile.  A small investment in certain derivatives could have a potentially large impact on the Portfolio’s performance.

Currency Risk
•	Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Management Risk
•	Investment in the Portfolio involves the risk that a strategy used by the portfolio manager may fail to produce the intended results.

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Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index.  The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

During the periods shown in the chart for the Maxim MFS International Value Portfolio, the highest return for a quarter was 20.63% (quarter ended June 30, 2003) and the lowest return for a quarter was -30.24% (quarter ended December 31, 2008).   Prior to September 1, 2009, the Portfolio was known as the Maxim Bernstein International Equity Portfolio and was managed by a different Sub-Adviser using different principal investment strategies.  Performance before September 1, 2009 reflects performance of the Maxim Bernstein International Equity Portfolio.

The average annual total return for one year, five years and ten years for the period ended December 31, 2008:

	One Year	Five Years	Ten Years
Maxim MFS International Value Portfolio	-53.75%	-1.52%	1.97%
MSCI EAFE® Index	-43.06%	2.10%	1.18%
MSCI EAFE ® Value Index	-46.24%	-1.23%	0.21%

The inception date for the Maxim MFS International Value Portfolio was December 1, 1993.

The Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE®”) Index is comprised of approximately 1600 separate equity issues listed on exchanges in 21 different countries.  The index is designed to represent the performance of the international equity market generally.  The MSCI EAFE® Index is a registered trademark of Morgan Stanley Capital International, Inc.

The MSCI EAFE Value Index is a subset of the MSCI EAFE Index and constituents of the index include securities from Europe, Australasia (Australia and Asia), and the Far East.  The index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the value style.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.  Investors who purchase the Portfolio through variable insurance contracts will be subject to additional fees and charges at the contract level, which are not disclosed in this Prospectus.  The expenses shown for the

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Portfolio are for the fiscal year ended December 31, 2008.  Current or future expenses may be greater or less than those presented.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Management Fees	1.00%
Distribution (12b-1) Fees	NONE
Other Expenses1	0.15%
Total Annual Portfolio Operating Expenses	1.15%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.  The Example does not reflect the expenses of any variable insurance products or separate accounts at the contract level, or the expenses of qualified plans, whichever may be applicable.  If expenses of variable insurance products or qualified plans were included, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$118	$372	$651	$1,483

MORE INFORMATION ABOUT THE PORTFOLIO

The Portfolio is managed by a Sub-Adviser which manages other mutual funds having similar names and investment objectives.  While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds.  Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies.  All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Securities

The Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, as an investor in the Portfolio, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses).  Common stocks also entitle the holder to share in any of the company’s dividends.  The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions.  A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs.  The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates.

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 In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt.  For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

The Portfolio may invest in common stocks and other equity securities of U.S. and foreign companies, though the Maxim MFS International Value Portfolio will pursue investments in foreign securities as a principal investment strategy.  Equity investments in foreign companies present special risks and other considerations – these are discussed below under “Foreign Securities.”

The Portfolio may invest in money market instruments and other types of debt securities, either as a cash reserve or for other appropriate reasons.  Money market instruments are discussed below under “Money Market Instruments and Temporary Investment Strategies.” The Portfolio may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk.  Derivatives are discussed below under “Derivatives.”

Foreign Securities

The Maxim MFS International Value Portfolio pursues investment in foreign securities as its principal investment strategy.  Therefore, as an investor in the Portfolio, the return on your investment will be based substantially on the rewards and risks relating to foreign investment.

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments.   Investments in non-dollar denominated foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country.  These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable.  Foreign countries, especially emerging market countries, may prevent or delay the Portfolio from selling its investments and taking money out of the country.  In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner.  Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S.  As a result, there is generally less publicly available information about foreign companies than U.S. companies.  The Portfolio has substantial exposure to foreign markets in that the Portfolio invests primarily in the securities of foreign issuers.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

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Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price.  Derivatives can, however, subject the Portfolio to various levels of risk.  There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated.  They are the predominant means of hedging currency or commodity exposures.  Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract.  The buyer pays a fee, called a premium, to the seller, who is called a writer.  The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand.  Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments.  Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks.  If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss.  These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed.  Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction.  In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Temporary Investment Strategies
The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM or the Portfolio’s Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve.  Should the Portfolio take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months.  Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities.  However, the U.S. Government does not guarantee the net asset value of Portfolio shares.  Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

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Other Risk Factors Associated with the Portfolio

As a mutual fund, the Portfolio is subject to market risk.  The value of the Portfolio's shares will fluctuate in response to changes in economic conditions, interest rates, and the market's perception of the securities held by the Portfolio.

Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. In some cases, the prices of stocks of  individual  companies  have been negatively impacted even though there may be little or no apparent  degradation  in the financial  conditions or prospects of that company. These market conditions add significantly to the risk of short-term volatility of the Portfolio.

In addition, the  fixed-income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the sub-prime segment of the mortgage-backed securities market.  These concerns have since expanded to include a broad range of  mortgage-and asset-backed and other fixed-income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes, and sectors.  As a result, fixed-income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. These market conditions may have an adverse  effect on a Portfolio’s investments and negatively impact a Portfolio’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invest s , or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude a Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. For example, under the Troubled Asset Relief Program (“TARP”), the U.S. Government invested more than $300 billion in financial institutions during 2008 alone. The implications of government ownership and disposition of these assets are unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolio ’ s investment holdings.

There is no guarantee that the Portfolio will  achieve its investment objective.  No Portfolio should be considered to be a complete investment program by itself.  You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (SAI).

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MANAGEMENT OF THE PORTFOLIO

The Adviser

MCM provides investment advisory, accounting and administrative services to the Fund.  MCM is registered as an investment adviser under the Investment Advisers Act of 1940.  MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111.  As of December 31, 2008, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $7.3 billion.  MCM and its affiliates have been providing investment management services since 1969.

Advisory Fees

For its services, MCM is entitled to a fee of 1.00% of average net assets, which is calculated daily and paid monthly.

A discussion regarding the basis for the Board of Directors approving any investment advisory contract of the Fund will available in the Fund’s A nnual R eport to shareholders for the period ending December 31 , 2009.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the SEC. The current order permits MCM to hire, terminate or amend sub-advisory agreements without shareholder approval.  This means MCM is responsible for monitoring each Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser's agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the P ortfolio all information about a new Sub-Adviser or sub-advisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by a change in any Sub-Adviser or any proposed material change in a sub-advisory agreement. The Fund will meet this requirement by providing shareholders of the applicable portfolio with an information statement. This information statement will be provided to shareholders of the P ortfolio a maximum of 90 days after the addition of the new Sub-Adviser or the implementation of any material change in a sub-advisory agreement. The information statement will also meet the requirements of Regulation 14C and Schedules 14A and 14C under the Securities Exchange Act of 1934.

MCM will not enter into a sub-advisory agreement with any Sub-Adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund or MCM other than by reason of serving as a Sub-Adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable portfolio.  Currently, Putnam Investment Management, LLC, sub-adviser to the Maxim Putnam High Yield Bond Portfolio, is the only Sub-Adviser who is an affiliated person of MCM .

Pursuant to the Sub-Advisory Agreement , the Sub-Adviser is responsible for the daily management of the portfolio and for making decisions to buy, sell, or hold any particular security.   The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the P ortfolio.  MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services.  The following is additional information regarding the Sub-Adviser:

Massachusetts Financial Services Company (“MFS”) is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial, Inc., a diversified financial services company.  MFS is a Delaware corporation with its principal business address at 500 Boylston Street, Boston, Massachusetts 02116.

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The Portfolio is co-managed by Mr. Benjamin Stone and Mr. Barnaby Weiner.  Mr. Stone, an Investment Officer of MFS, has been portfolio manager of the Portfolio since September 1, 2009.  He has been a portfolio manager of the MFS International Value Fund since November 2008 and has been employed in the investment area of MFS since 2005.  Prior to joining MFS, Mr. Stone was a research analyst at Schroders Investment Management from 1997 to 2005.  Mr. Weiner, an Investment Officer of MFS, has been a portfolio manager of the Portfolio since September 1, 2009.  He has been a portfolio manager of the MFS International Value Fund since January 2003 and has been employed in the investment area of MFS since 1998.

Please see the SAI for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing in the Portfolio
Shares of the Portfolio are not for sale directly to the public.  Currently, the Fund sells Portfolio shares to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable contracts.  The Fund also sells Portfolio shares to participants in connection with qualified retirement plans and to asset allocation portfolios that are series of the Fund.  The Fund may also sell Portfolio shares to college savings programs.    In the future, shares of the Portfolio may be used to fund other variable contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies.  For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

GWL&A, GWFS Equities, Inc., the Fund’s principal underwriter (the “Distributor”), and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolio, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares.  These arrangements will be made available to registered representatives associated with the Distributor.  The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time.  The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio by those participants who hold shares through qualified retirement plans and by those variable product contract owners through variable contracts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received.  Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain variable contracts or investment options under the contracts instead of other variable contracts or investment options, which may not necessarily be to your benefit.  You may ask your registered representative or plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Pricing Shares
The transaction price for buying, selling, or exchanging the Portfolio's shares is the net asset value of the Portfolio.  The Portfolio's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time).  If the NYSE closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ.  To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business.  In addition, trading in some of a Portfolio’s assets may not occur on days when the Fund is open for business.  Your share price will be the next net asset value calculated after we receive your order in good form.

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The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available.  In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Portfolio’s judgment, do not represent current market values of these securities.  Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Portfolio determines the net asset value as of valuation time, and therefore, the Portfolio may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time.  While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors.  The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value.  This policy is intended to assure that a Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors of the Fund believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Purchasing and Redeeming Shares

Variable contract owners and participants in college savings programs and qualified retirement plans will not deal directly with the Fund regarding the purchase or redemption of the Portfolio’s shares.  Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable contract owners.  Similarly, qualified plan sponsors and administrators and college savings program investment managers purchase and redeem Portfolio shares based on orders received from participants.  Participants in college savings programs and qualified retirement plans cannot contact the Fund directly to purchase shares of the Portfolio but may invest in shares of the Portfolio only through their qualified plan college savings program.  Participants should contact their qualified plan sponsor or administrator or college savings program for information concerning the appropriate procedure for investing in the Fund.

The price to buy or sell shares of the Portfolio is the Portfolio’s net asset value next calculated after the Portfolio receives the order in proper form or “good order.”  This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and participants in college savings programs and participants in qualified plans that invest in the Fund.  The Board of Directors will monitor each Portfolio for any material conflicts that may arise and will determine what action should be taken, if necessary.

10

The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Exchanging Shares

This section is only applicable to participants in qualified plans or college savings programs that purchase shares of the Portfolio outside a variable annuity contract.

An exchange involves selling all or a portion of the shares of one portfolio and purchasing shares of another portfolio.  There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two portfolios after the exchange request is received in proper form. Before exchanging into a portfolio, read its prospectus.

Please note the following policies governing exchanges:

•	You can request an exchange in writing or by telephone.
•	Written requests should be submitted to:
8515 East Orchard Road
Greenwood Village, CO 80111.
•	The form should be signed by the account owner(s) and include the following information:
(1)  the name of the account;
(2)  the account number;
(3)  the name of the portfolio from which  the shares are to be sold;
(4)  the dollar amount or number of shares to be exchanged;
(5)  the name of the portfolio(s) in which new shares will be purchased; and
(6)  the signature(s) of the person(s) authorized to effect exchanges in the account.
•	You can request an exchange by telephoning 1-800-831-7129.
•
The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

•	We may modify, suspend or terminate at any time the policies and procedures to request an exchange of shares of the Portfolio by telephone.
•	If an account has more than one owner of record, we may rely on the instructions of any one owner.
•	Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.
•
We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine, including requiring various forms of personal identification such as name, mailing address, personal identification numbers (PINs) or other information.

•	All telephone calls will be recorded.
•
During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

•	Telephone instructions will be accepted if received prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on any day the NYSE is open for business.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends.  The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

11

•	The Portfolio ordinarily distributes dividends annually.
•	The Portfolio generally distributes capital gains, at least once annually.

Frequent Purchases and Redemptions of Fund Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity.  Market timing activity may dilute the interests of shareholders in the Portfolio.  Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price.  In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies.  For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio's international portfolio securities trade and the time as of which the Portfolio's net asset value is calculated. Market timing in p ortfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a Portfolio's junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders.  As part of the procedures, all transaction requests (received in “good order,” as described above under Purchasing and Redeeming Shares) will be processed at the Portfolio’s next determined net asset value.  In all cases, if the order is received from the investor before the close of regular trading on the New York Stock Exchange, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security.  One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above.  The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that require the financial intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades.

MCM has also implemented an additional process to assist with the identification of potential market-timing and/or excessive trading activity, which involves coordination with the designee of separate accounts and qualified plans (the “recordkeeper”):

•
Detailed exception reports are prepared monthly showing investors that have made purchases and sales in the same portfolio within five business days of each other.  Upon identification of such investors, the past 90 days of the investor’s activity is obtained for further review.

Upon identification of investors that have participated in market timing and/or excessive trading, MCM or its designee will utilize the recordkeeper’s resources to assist with notification to the insurance company, plan or program involved that the market timing and/or excessive trading activity must cease.  MCM or its designee will instruct the insurance company, plan or program to notify the investor to discontinue market timing and/or excessive trading activity.   If market timing and/or excessive trading activity does not stop, the Portfolio may implement trading restrictions. The Portfolio and its agents reserve the right to restrict,

12

reject or cancel purchase and exchange orders, as described above, which the Portfolio believes represent market timing or excessive trading.

Please note that we cannot prevent all market timing or excessive trading activity, as it may not be possible to identify it unless and until a trading pattern is established.  Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices.  The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. As a result, the Portfolio and its agents may have limited ability to monitor and discourage trading practices, which may materially affect the Portfolio.  To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

The practices and policies described above are intended to deter and curtail market timing in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans, and variable insurance products. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, retirement plans, college savings programs and variable insurance products have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures.  In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading.  However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed.  We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG")  may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio.  The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary's personnel and other factors.  Such payments are paid from GFG's legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries.  To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.  Accordingly, the

13

allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds.  You can find further details in the SAI about the payments made by GFG and the services provided by your financial intermediary. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus.  Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

Administrative Services Agreement
Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A will provide recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5)  notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee.  The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund.  For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A will receive a fee equal to 0.35% of the average daily net asset value of the shares of each of the Portfolios for which GWL&A provides services.

Tax Consequences

The Portfolio is currently not subject to tax.  It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended.  If it does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains.  This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable contract through which you invest in the Fund or the terms of your qualified retirement plan or college savings program.  For more information, please refer to the applicable prospectus and/or disclosure documents for that contract.

Effect of Foreign Taxes
Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments.  These taxes will generally reduce the amount of distributions on foreign securities.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year.  Twice a year shareholders of the Portfolio will receive a report containing a summary of the Fund's performance and other information.

Portfolio Holdings Disclosure
A description of the Fund’s policies and procedures with respect to the disclosure of a Portfolio’s portfolio holdings is available in the SAI.  The back cover of this Prospectus explains how you can obtain a copy of the SAI.

14

LEGAL PROCEEDINGS

There are no pending legal proceedings that would have an adverse material effect on the Fund or the ability of MCM or the Distributor to perform their contracts with the Fund.  GWL&A is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Fund.

FINANCIAL HIGHLIGHTS

The Portfolio’s audited financial highlights as of December 31, 2008, together with the notes thereto and the report of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, are incorporated by reference to Form N-CSR filed via EDGAR on February 27, 2009 (File No. 811-03364).  The financial highlights tables are intended to help you understand the Portfolio’s financial history for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio share.  Total returns represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).  Total returns do not include expenses associated with variable insurance products or qualified plans.  If such expenses were included, total returns would be lower.  The information has been derived from financial statements audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report.  A free copy of the Annual Report is available upon request by calling 1-8 66 -831-7129.

ADDITIONAL INFORMATION

This Prospectus is intended for use in connection with variable insurance products, tax-deferred arrangements or similar arrangements, and college savings programs.   The SAI contains more details about the investment policies and techniques of the Portfolio.  A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders.  In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

For a free copy of the SAI or Annual or Semi-Annual Reports or to request other information or ask questions about the Fund, call 1-8 66 -831-7129.

The Fund’s web site is www.maximfunds.com.  The SAI and Annual and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov).  You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C.  20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.  You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C.  Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

15

MAXIM SERIES FUND, INC.

Maxim Putnam High Yield Bond Portfolio

(the “Portfolio”)
————————
8515 East Orchard Road
Greenwood Village, CO  80111
(866) 831-7129

This Prospectus describes one of 54 Portfolios.  The Portfolio is a series of the Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company.  The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies.    GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund sells Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to qualified retirement plans, and to asset allocation portfolios that are series of the Fund.  The Fund may also sell Portfolio shares to college savings programs.    Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or participate in a qualified retirement plan or college savings program that makes the P ortfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing.  Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is _________ , 2009

The Portfolio at a Glance	1
Fees and Expenses	4
Example	4
More Information About the Portfolio	5
Management of the Portfolio	8
Important Information About Your Investment	10
Legal Proceedings	15
Financial Highlights	15
Additional Information	16

THE PORTFOLIO AT A GLANCE

The following information about the Portfolio is only a summary of important information you should know.  More detailed information about the Portfolio’s investment strategies and risks is included elsewhere in this Prospectus.  Please read this Prospectus carefully before investing in the Portfolio.

Maxim Putnam High Yield Bond Portfolio (Sub-Adviser: Putnam Investment Management, LLC ) is a diversified Portfolio.

The investment objective of this Portfolio is to:

•	Seek to obtain high current income with capital appreciation as a secondary objective when consistent with the primary objective.

Principal investment strategies.

•
Under normal circumstances, the Portfolio will invest a minimum of 80% of its total assets in publicly registered high yield/high risk (i.e., rated below investment grade) corporate fixed income securities (fixed or floating rate securities), which may include  zero-coupon bonds, convertible securities, preferred stock, pay-in-kind bonds as well as “toggle bonds” (issuers option to pay in kind).  Up to 25% of the Portfolio's total assets may be invested in non-corporate debt securities. Up to 20% of the total assets of the Portfolio may be invested in equity securities, including convertible preferred stock, common stock, and warrants.

•
The Portfolio may invest in bank loans (term and revolving loans), invest in foreign securities, make forward commitments and may lend Portfolio securities. The Portfolio may invest up to 20% of its total assets in securities not denominated in U.S. dollars.

•
High yield bonds are debt securities that are rated below investment grade (for example, rated below BBB by Standard & Poor's or below Baa by Moody's Investors Service) or have an equivalent rating by a nationally recognized statistical rating organization.  Debt securities that are not rated by a nationally recognized statistical rating organization may also be high yield bonds.  No more than 35% of the Portfolio’s total assets may be invested in securities rated below B3/B- by all nationally recognized rating agencies (currently Moody’s Investor Services, Standard & Poor’s, and Fitch Ratings) who rate such securities, or, if unrated, determined to be of comparable quality by the Sub-Adviser.

•
Typically, the composition of cash and money market instruments does not exceed 20% of the total assets of the Portfolio. It is expected, however, that the Sub-Adviser will make active use of short-term reserves when deemed appropriate.

•
Except for obligations issued or guaranteed by the US. Government or its agencies or instrumentalities, no more than 5% of the total assets of the Portfolio will be invested in the assets of any one issuer.  No more than 25% of the total assets of the Portfolio will be invested in any one industry, as defined by the Sub-Adviser.

All investment guidelines apply at the time the security is purchased for the Portfolio.

The principal investment risks for this Portfolio include:

Interest Rate Risk
•
The market value of a debt security is affected significantly by changes in interest rates.  When interest rates rise, the security’s market value declines and when interest rates decline, market value rises.  The longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield.

1

•
Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. It is not necessarily equal to maturity. Duration is expected to provide a better measure of interest rate sensitivity than maturity. The average maturity is expected to be longer than the weighted average duration since maturity measures the average final payable dates of debt instruments, while duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates, usually making it more volatile than debt securities with shorter durations.

Credit Risk
•	A bond’s value can also be affected by changes in its credit quality rating or its issuer’s financial conditions.
•	An issuer may default on its obligation to pay principal and/or interest.
•
High-yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds.  Changes in interest rates, the market's perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds.  Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile.  The secondary market for high-yield bonds may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.

Foreign Risk
•
Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.  As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Preferred Stock Risk
•
Preferred stocks are subject to interest rate risk and credit risk.  The value of these stocks will tend to fall in response to a general increase in interest rates and rise in value in response to a general decline in interest rates.  In addition, the value of these stocks will vary in response to changes in the credit rating of the issuing corporation.

Liquidity Risk
•	The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Possible Loss of Money
•	When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Derivatives and Hedging Techniques
•
The Portfolio may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; credit default swaps and credit default swap indices; and interest rate or currency swaps.

•
The Portfolio may use derivatives for any of the following purposes: as a substitute for buying or selling securities; to hedge against the economic impact of adverse changes in the market value of its portfolio securities due to changes in stock market prices, currency exchange rates or interest rates; to enhance the Portfolio’s return as a non-hedging strategy that may be considered speculative.

2

•
A derivative contract would obligate or entitle a portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices.  Even a small investment in derivative contracts could have a big impact on a portfolio’s stock market, currency and interest rate exposure.  Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing.  A portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the portfolio’s holdings.  The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities.  Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Sector Risk
•
Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors.  Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole.  The Portfolio is not limited with respect to sectors in which it can invest.  If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector.  A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Currency Risk
•	Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Management Risk
•	Investment in the Portfolio involves the risk that a strategy used by the portfolio manager mail fail to produce the intended results.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance in each full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index.  The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

During the periods shown in the chart for the Maxim Putnam High Yield Bond Portfolio, the highest return for a quarter was 4.71% (quarter ended September 30, 2004) and the lowest return for a quarter was -22.98% (quarter ended December 31, 2008).   Prior to August 3, 2009, the Portfolio was known as the Maxim High Yield Bond Portfolio and was managed by a different Sub-Adviser using different principal investment strategies.  Performance before August 3, 2009 reflects performance of the Maxim High Yield Bond Portfolio.

3

The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 2008:

	One Year	Five Years	Since Inception
Maxim Putnam High Yield Bond Portfolio	-32.37%	-3.49%	-1.62%
JP Morgan High Yield Developed Index	-26.80%	-0.87%	2.35%
Citigroup High Yield Market Index	-25.85%	-0.93%	2.11%

The inception date for the Maxim Putnam High Yield Bond Portfolio was May 21, 2003.

Between 2005 and August 13, 2009 , the Portfolio benchmark ed against the Citigroup High Yield Market Index, which captures the performance of below-investment grade debt issued by corporations domiciled in the United States or Canada.

Effective August 13, 2009, the Portfolio began benchmarking against the JP Morgan High Yield Developed Index, an unmanaged index of high yield fixed-income securities issued in developed countries, as the Sub-Adviser views the JP Morgan High Yield Developed Index as a more appropriate benchmark for the Portfolio based on its investment strategies.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.  Investors who purchase the Portfolio through variable insurance contracts will be subject to additional fees and charges at the contract level, which are not disclosed in this Prospectus.  The expenses shown for the Portfolio are for the fiscal year ended December 31, 2008.  Current or future expenses may be greater or less than those presented.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Management Fees	1.10%
Distribution (12b-1) Fees	NONE
Other Expenses	0.00%
Total Annual Portfolio Operating Expenses	1.10%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.  The Example does not reflect the expenses of any variable insurance products or separate accounts at the contract level, or the expenses of qualified plans, whichever may be applicable.  If expenses of variable insurance products or qualified plans were included, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

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1 Year	3 Years	5 Years	10 Years
$113	$355	$623	$1,418

MORE INFORMATION ABOUT THE PORTFOLIO

The Portfolio is managed by a Sub-Adviser which manages other mutual funds having similar names and investment objectives.  While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds.  Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies.  All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Debt Securities

The Portfolio will normally invest at least 80% of its assets in debt securities.  Therefore, as an investor in the Portfolio, the return on your investment will be based primarily on the risks and rewards of debt securities or bonds. Bonds include debt securities of all types excluding money market instruments.  Examples of bonds include, but are not limited to, corporate debt securities (including notes), mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in the Portfolio's investment strategies. In addition to bonds, debt securities also include money market instruments.

Bonds are used by issuers to borrow money from investors.  The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity.  In general, bond prices rise when interest rates fall, and vice versa.  Bonds have varying degrees of quality and varying levels of sensitivity to changes in interest rates.  Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.  This sensitivity to interest rates is also referred to as “interest rate risk.”

Debt obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s.  “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a bond’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody's or, if unrated, are judged to be of comparable quality. Debt securities rated in the fourth highest rating categories by S&P or Moody's and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories.  Money market instruments are short-term debt securities of the highest investment grade quality.  They are discussed separately below under “Money Market Instruments and Temporary Investment Strategies.”

Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds.” These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value.  The Portfolio may invest in below investment grade debt securities.

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The Portfolio may invest in bonds of U.S. and foreign issuers.  Investments in foreign securities present special risks and other considerations - these are discussed below under “Foreign Securities”.

While the Portfolio intends to principally invest in bonds, it may make other types of investments.  For example, the Portfolio may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk.  Derivatives are discussed below under “Derivatives.”

Foreign Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in foreign securities.  Accordingly, as an investor in the Portfolio, you also should be aware of the risks associated with foreign securities investments.

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments.   Investments in non-dollar denominated foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country.  These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable.  Foreign countries, especially emerging market countries, may prevent or delay a Portfolio from selling its investments and taking money out of the country.  In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner.  Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S.  As a result, there is generally less publicly available information about foreign companies than U.S. companies.

The Portfolio may invest in foreign securities and has some exposure to foreign markets.  This exposure will be minimized to the extent the Portfolio invests primarily in securities of U.S. issuers.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price.  Derivatives can, however, subject the Portfolio to various levels of risk.  There are four basic derivative products: forward contracts, futures contracts, options and swaps.

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Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated.  They are the predominant means of hedging currency or commodity exposures.  Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract.  The buyer pays a fee, called a premium, to the seller, who is called a writer.  The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand.  Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments.  Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks.  If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss.  These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed.  Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction.  In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM or the Portfolio’s Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve.  Should the Portfolio take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months.  Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies and instrumentalities.  However, the U.S. Government does not guarantee the net asset value of Portfolio shares.  Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Other Risk Factors Associated with the Portfolio

As a mutual fund, the Portfolio is subject to market risk.  The value of the Portfolio's shares will fluctuate in response to changes in economic conditions, interest rates, and the market's perception of the securities held by the Portfolio.

Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. In some cases, the prices of stocks of  individual  companies  have been negatively impacted even though there may be little or no apparent  degradation  in the financial  conditions or prospects of that company. These market conditions add significantly to the risk of short-term volatility of the Portfolio.

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In addition, the  fixed-income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the sub-prime segment of the mortgage-backed securities market.  These concerns have since expanded to include a broad range of  mortgage-and asset-backed and other fixed-income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes, and sectors.  As a result, fixed-income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. These market conditions may have an adverse  effect on a Portfolio’s investments and negatively impact a Portfolio’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invest s , or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude a Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. For example, under the Troubled Asset Relief Program (“TARP”), the U.S. Government invested more than $300 billion in financial institutions during 2008 alone. The implications of government ownership and disposition of these assets are unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolio ’ s investment holdings.

There is no guarantee that the Portfolio will achieve its objective.  No Portfolio should be considered to be a complete investment program by itself.  You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

MANAGEMENT OF THE PORTFOLIO

The Adviser

MCM provides investment advisory, accounting and administrative services to the Fund.  MCM is registered as an investment adviser under the Investment Advisers Act of 1940.  MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111.  As of December 31, 2008, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $7.3 billion.  MCM and its affiliates have been providing investment management services since 1969.

Advisory Fees

For its services, MCM is entitled to a fee of 1.10% of average net assets, which is calculated daily and paid monthly.

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A discussion regarding the basis for the Board of Directors approving any investment advisory contract of the Fund will be available in the Fund’s A nnual R eport to shareholders for the period ending December 31 , 2009.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the SEC. The current order permits MCM to hire, terminate or amend sub-advisory agreements without shareholder approval.  This means MCM is responsible for monitoring each Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser's agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the P ortfolio all information about a new Sub-Adviser or sub-advisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by a change in any Sub-Adviser or any proposed material change in a sub-advisory agreement. The Fund will meet this requirement by providing shareholders of the P ortfolio with an information statement. This information statement will be provided to shareholders of the P ortfolio a maximum of 90 days after the addition of the new Sub-Adviser or the implementation of any material change in a sub-advisory agreement. The information statement will also meet the requirements of Regulation 14C and Schedules 14A and 14C under the Securities Exchange Act of 1934.

MCM will not enter into a sub-advisory agreement with any Sub-Adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund or MCM other than by reason of serving as a Sub-Adviser to the P ortfolio without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the P ortfolio.  Currently, Putnam Investment Management, LLC is the only Sub-Adviser who is an affiliated person of MCM.

Pursuant to the Sub-Advisory Agreement , the Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security.   The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the P ortfolio.  MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services.  The following is additional information regarding the Sub-Adviser:

Putnam Investment Management, LLC (“Putnam”) is a Delaware limited liability company with principal offices at One Post Office Square, Boston, MA 02109. Putnam is an affiliate of MCM and GWL&A.  Putnam is a subsidiary of Putnam Investments LLC, which generally conducts business under the name Putnam Investments.  Similar to MCM, Putnam is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies.  Putnam has managed mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family.

The primary portfolio managers of the Maxim Putnam High Yield Bond Portfolio are Paul D. Scanlon, Norman Boucher, and Robert Salvin.  The portfolio management team for the Portfolio is led by Paul D. Scanlon, CFA, Managing Director and Team Leader for the Putnam US High Yield Team.  Messrs. Norman Boucher, and Robert Salvin are also Portfolio Managers that manage the Portfolio.

Mr. Scanlon, a CFA charterholder has been with Putnam since 1999, and has been in the investment industry since 1986.  Mr. Boucher, a Managing Director, joined Putnam in 1998 as an Analyst and served as a Portfolio Manager in the Putnam U.S. High Yield group before moving to Putnam’s London office to manage the European high-yield portfolios.  Mr. Boucher rejoined the U.S. High Yield team in 2005 and has been in the investment industry since 1985.  Mr. Salvin, a Managing Director, has been in the investment industry since 1986 and joined Putnam in 2000.  Messrs. Scanlon, Boucher and Salvin also manage other Putnam Funds managed by Putnam or an affiliate.

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Please see the SAI for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing in the Portfolio
Shares of the Portfolio are not for sale directly to the public.  Currently, the Fund sells Portfolio shares  to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable contracts.  The Fund also sells Portfolio shares to participants in connection with qualified retirement plans and to asset allocation portfolios that are series of the Fund.  The Fund may also sell Portfolio shares to college savings programs.    In the future, shares of the Portfolio may be used to fund other variable contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies.  For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

GWL&A, GWFS Equities, Inc., the Fund’s principal underwriter (the “Distributor”), and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolio, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares.  These arrangements will be made available to registered representatives associated with the Distributor.  The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time.  The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio by those participants who hold shares through qualified retirement plans and by those variable product contract owners through variable contracts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received.  Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain variable contracts or investment options under the contracts instead of other variable contracts or investment options, which may not necessarily be to your benefit.  You may ask your registered representative or plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Pricing Shares
The transaction price for buying, selling, or exchanging the Portfolio's shares is the net asset value of the Portfolio.  The Portfolio's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time).  If the NYSE closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ.  To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business.  In addition, trading in some of a Portfolio’s assets may not occur on days when the Fund is open for business.  Your share price will be the next net asset value calculated after we receive your order in good form.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available.  In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Portfolio’s

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judgment, do not represent current market values of these securities.  Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Portfolio determines the net asset value as of valuation time, and therefore, the Portfolio may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time.  While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors.  The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value.  This policy is intended to assure that a Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors of the Fund believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Purchasing and Redeeming Shares

Variable contract owners and participants in college savings programs and qualified plans will not deal directly with the Fund regarding the purchase or redemption of the Portfolio’s shares.  Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable contract owners.  Similarly, qualified plan sponsors and administrators and college savings program investment managers purchase and redeem Portfolio shares based on orders received from participants.  Participants cannot contact the Fund directly to purchase shares of the Portfolio but may invest in shares of the Portfolio only through their qualified plan or college savings program.  Participants should contact their qualified plan sponsor or administrator or college savings program for information concerning the appropriate procedure for investing in the Fund.

The price to buy or sell shares of the Portfolio is the Portfolio’s net asset value next calculated after the Portfolio receives the order in proper form or “good order.”  This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and participants in college savings programs and participants in qualified plans that invest in the Fund.  The Board of Directors will monitor each Portfolio for any material conflicts that may arise and will determine what action should be taken, if necessary.

The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Exchanging Shares

This section is only applicable to participants in qualified plans or college savings programs that purchase shares of the Portfolio outside a variable annuity contract.

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An exchange involves selling all or a portion of the shares of one portfolio and purchasing shares of another portfolio.  There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two portfolios after the exchange request is received in proper form. Before exchanging into a portfolio, read its prospectus.

Please note the following policies governing exchanges:

•	You can request an exchange in writing or by telephone.
•	Written requests should be submitted to:
8515 East Orchard Road
Greenwood Village, CO 80111.
•	The form should be signed by the account owner(s) and include the following information:
(1)  the name of the account;
(2)  the account number;
(3)  the name of the portfolio from which  the shares are to be sold;
(4)  the dollar amount or number of shares to be exchanged;
(5)  the name of the portfolio(s) in which new shares will be purchased; and
(6)  the signature(s) of the person(s) authorized to effect exchanges in the account.
•	You can request an exchange by telephoning 1-800-831-7129.
•
The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

•	We may modify, suspend or terminate at any time the policies and procedures to request an exchange of shares of the Portfolio by telephone.
•	If an account has more than one owner of record, we may rely on the instructions of any one owner.
•	Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.
•
We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine, including requiring various forms of personal identification such as name, mailing address, personal identification numbers (PINs) or other information.

•	All telephone calls will be recorded.
•
During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

•	Telephone instructions will be accepted if received prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on any day the NYSE is open for business.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends.  The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

•	The Portfolio ordinarily distributes dividends semi-annually.
•	The Portfolio generally distributes capital gains, at least once annually.

Frequent Purchases and Redemptions of Fund Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity.  Market timing activity may dilute the interests of shareholders in the Portfolio.  Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the

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Portfolio’s securities and the reflection of that change in the Portfolio’s share price.  In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies.  For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio's international portfolio securities trade and the time as of which the Portfolio's net asset value is calculated. Market timing in p ortfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a Portfolio's junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders.  As part of the procedures, all transaction requests (received in “good order,” as described above under Purchasing and Redeeming Shares) will be processed at the Portfolio’s next determined net asset value.  In all cases, if the order is received from the investor before the close of regular trading on the New York Stock Exchange, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security.  One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above.  The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that require the financial intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades.

MCM has also implemented an additional process to assist with the identification of potential market-timing and/or excessive trading activity, which involves coordination with the designee of separate accounts and qualified plans (the “recordkeeper”):

•
Detailed exception reports are prepared monthly showing investors that have made purchases and sales in the same portfolio within five business days of each other.  Upon identification of such investors, the past 90 days of the investor’s activity is obtained for further review.

Upon identification of investors that have participated in market timing and/or excessive trading, MCM or its designee will utilize the recordkeeper’s resources to assist with notification to the insurance company, plan or program involved that the market timing and/or excessive trading activity must cease.  MCM or its designee will instruct the insurance company, plan or program to notify the investor to discontinue market timing and/or excessive trading activity.   If market timing and/or excessive trading activity does not stop, the Portfolio may implement trading restrictions. The Portfolio and its agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which the Portfolio believes represent market timing or excessive trading.

Please note that we cannot prevent all market timing or excessive trading activity, as it may not be possible to identify it unless and until a trading pattern is established.  Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices.  The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. As a result, the

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Portfolio and its agents may have limited ability to monitor and discourage trading practices, which may materially affect the Portfolio.  To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

The practices and policies described above are intended to deter and curtail market timing in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans, and variable insurance products. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, retirement plans, college savings programs and variable insurance products have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures.  In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading.  However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed.  We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG")  may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio.  The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary's personnel and other factors.  Such payments are paid from GFG's legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries.  To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.  Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds.  You can find further details in the SAI about the payments made by GFG and the services provided by your financial intermediary. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus.  Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

14

Administrative Services Agreement
Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A will provide recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5)  notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee.  The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund.  For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A will receive a fee equal to 0.35% of the average daily net asset value of the shares of each of the Portfolios for which GWL&A provides services.

Tax Consequences

The Portfolio is currently not subject to tax.  It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended.  If it does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains.  This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable contract through which you invest in the Fund or the terms of your qualified retirement plan or college savings program.  For more information, please refer to the applicable prospectus and/or disclosure documents for that contract.

Effect of Foreign Taxes

Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments.  These taxes will generally reduce the amount of distributions on foreign securities.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year.  Twice a year shareholders of the Portfolio will receive a report containing a summary of the Fund's performance and other information.

Portfolio Holdings Disclosure
A description of the Fund’s policies and procedures with respect to the disclosure of a Portfolio’s portfolio securities is available in the SAI.  The back cover of this Prospectus explains how you can obtain a copy of the SAI.

LEGAL PROCEEDINGS

There are no pending legal proceedings that would have an adverse material effect on the Fund or the ability of MCM or the Distributor to perform their contracts with the Fund.  GWL&A is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Fund.

FINANCIAL HIGHLIGHTS

The Portfolio’s audited financial highlights as of December 31, 2008, together with the notes thereto and the report of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, are incorporated by

15

reference to Form N-CSR filed via EDGAR on February 26, 2009 (File No. 811-03364).  The financial highlights tables are intended to help you understand the Portfolio’s financial history for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio share.  Total returns represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).  Total returns do not include expenses associated with variable insurance products or qualified plans.  If such expenses were included, total returns would be lower.  The information has been derived from financial statements audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report.  A free copy of the Annual Report is available upon request by calling 1-8 66 -831-7129.

ADDITIONAL INFORMATION

This Prospectus is intended for use in connection with variable insurance products, tax-deferred arrangements or similar arrangements, and college savings programs.   The SAI contains more details about the investment policies and techniques of the Portfolio.  A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders.  In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

For a free copy of the SAI or Annual or Semi-Annual Reports or to request other information or ask questions about the Fund, call 1-8 66 -831-7129.

The SAI and Annual and Semi-Annual Reports are available on the Fund’s web site at www.maximfunds.com.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov).  You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C.  20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.  You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C.  Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

16

MAXIM SERIES FUND, INC.

Maxim Money Market Portfolio
Maxim Short Duration Bond Portfolio
Maxim U.S. Government Mortgage Securities Portfolio (formerly Maxim U.S. Government Securities Portfolio)
Maxim Federated Bond Portfolio
Maxim Loomis Sayles Bond Portfolio
Maxim Putnam High Yield Bond Portfolio (formerly Maxim High Yield Bond Portfolio)
Maxim Global Bond Portfolio
Maxim Loomis Sayles Small-Cap Value Portfolio
Maxim Small-Cap Value Portfolio
Maxim Ariel Small-Cap Value Portfolio
Maxim Small-Cap Growth Portfolio
Maxim MidCap Value Portfolio
Maxim Ariel MidCap Value Portfolio
Maxim T. Rowe Price MidCap Growth Portfolio
Maxim T. Rowe Price Equity/Income Portfolio
Maxim Janus Large Cap Growth Portfolio
Maxim MFS International Value Portfolio(formerly Maxim Bernstein International Equity Portfolio)
Maxim MFS International Growth Portfolio
Maxim Invesco ADR Portfolio
Maxim Bond Index Portfolio
Maxim Index 600 Portfolio
Maxim Stock Index Portfolio
Maxim S&P 500 ® Index Portfolio
Maxim Aggressive Profile I Portfolio
Maxim Moderately Aggressive Profile I Portfolio
Maxim Moderate Profile I Portfolio
Maxim Moderately Conservative Profile I Portfolio
Maxim Conservative Profile I Portfolio
Maxim Aggressive Profile II Portfolio
Maxim Moderately Aggressive Profile II Portfolio
Maxim Moderate Profile II Portfolio
Maxim Moderately Conservative Profile II Portfolio
Maxim Conservative Profile II Portfolio
Maxim Lifetime 2015 Portfolio I – Classes T and T1
Maxim Lifetime 2015 Portfolio II – Classes T and T1
Maxim Lifetime 2015 Portfolio III – Classes T and T1
Maxim Lifetime 2025 Portfolio I – Classes T and T1
Maxim Lifetime 2025 Portfolio II – Classes T and T1
Maxim Lifetime 2025 Portfolio III – Classes T and T1
Maxim Lifetime 2035 Portfolio I – Classes T and T1
Maxim Lifetime 2035 Portfolio II – Classes T and T1
Maxim Lifetime 2035 Portfolio III – Classes T and T1
Maxim Lifetime 2045 Portfolio I – Classes T and T1
Maxim Lifetime 2045 Portfolio II – Classes T and T1
Maxim Lifetime 2045 Portfolio III – Classes T and T1
Maxim Lifetime 2055 Portfolio I – Classes T and T1
Maxim Lifetime 2055 Portfolio II – Classes T and T1
Maxim Lifetime 2055 Portfolio III – Classes T and T1
Maxim SecureFoundation SM Lifetime 2015 Portfolio – Classes G and G1
Maxim SecureFoundation SM Lifetime 2025 Portfolio – Classes G and G1
Maxim SecureFoundation SM Lifetime 2035 Portfolio – Classes G and G1
Maxim SecureFoundation SM Lifetime 2045 Portfolio – Classes G and G1
Maxim SecureFoundation SM Lifetime 2055 Portfolio – Classes G and G1
Maxim SecureFoundation SM Balanced Portfolio – Classes G and G1

(the “Portfolio(s)”)
————————

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

Throughout this SAI, “Portfolio” is intended to refer to each Portfolio listed above, unless otherwise indicated.  This SAI is not a Prospectus and should be read together with the Prospectuses for the Maxim SecureFoundation Balanced Portfolio and the Maxim SecureFoundation Lifetime Portfolios, both dated November 13, 2009, the Prospectuses for the Maxim MFS International Value Portfolio and Maxim Putnam High Yield Bond Portfolio, both dated          , and the Prospectuses for the other Portfolios of the Fund, dated May 1, 2009.   Requests for copies of the Prospectus should be made by writing to: Secretary, Maxim Series Fund, Inc., at 8515 East Orchard Road, Greenwood Village, Colorado 80111, or by calling 1-866-831-7129.  The financial statements, appearing in the Annual Reports, are incorporated into this SAI by reference.   Copies of the Annual Reports are available, without charge, and can be obtained by calling 1-866-831-7129 or at http://www.maximfunds.com.

         , 2009

INFORMATION ABOUT THE FUND AND PORTFOLIOS

Maxim Series Fund, Inc. (the “Fund”) is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Fund offers 54 investment portfolios (“Portfolios”).  This SAI describes the 54 Portfolios, 22 of which are diversified Portfolios and 32 of which are non-diversified Portfolios. The Fund is a Maryland corporation organized on December 7, 1981 and commenced business as an investment company on February 5, 1982.  Other than the Class T1 shares of the Maxim Lifetime Asset Allocation Portfolios (the “Lifetime Asset Allocation Portfolios” or each a “Lifetime Asset Allocation Portfolio”) the Class G1 shares of the Maxim SecureFoundationSM Balanced Portfolio (the “SecureFoundation Balanced Portfolio”) and the Class G1 shares of the Maxim SecureFoundationSM Lifetime Portfolios (the “SecureFoundation Lifetime Portfolios”), the Portfolios are “no-load,” meaning you pay no sales charges or distribution fees.  You pay no sales charge under Class T1 shares of the Lifetime Asset Allocation Portfolios, the Class G1 shares of the SecureFoundation Balanced Portfolio or the Class G1 shares of the SecureFoundation Lifetime Portfolios, but you do pay a distribution fee.

Currently, the Portfolios’ shares are sold to and held by separate accounts of one or more of the following entities:  Great-West Life & Annuity Insurance Company (“GWL&A”), First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable contracts, to participants in connection with qualified retirement plans and, with respect to certain Portfolios, to asset allocation portfolios that are series of the Fund and to college savings programs.  In the future, shares of the Portfolios may be used to fund other variable contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies.  GW Capital Management, LLC doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of GWL&A, serves as the Fund’s investment adviser.

Diversified Portfolios
Each diversified Portfolio will operate as a diversified investment portfolio of the Fund.  This means that at least 75% of the value of its total assets will be represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities, the value of which with respect to any one issuer is neither more than 5% of the Portfolio’s total assets nor more than 10% of the outstanding voting securities of such issuer.

Non-Diversified Portfolios
A non-diversified Portfolio is any Portfolio other than a diversified Portfolio.  The Maxim Global Bond Portfolio, the Maxim Profile I Portfolios, the Maxim Profile II Portfolios (the “Profile Portfolios” or each a “Profile Portfolio”), the Lifetime Asset Allocation Portfolios, the SecureFoundation Balanced Portfolio and SecureFoundation Lifetime Portfolios are considered “non-diversified” because they may invest a greater percentage of their assets in a particular issuer or group of issuers than a diversified fund would.  Because a relatively high percentage of a non-diversified Portfolio’s assets may be invested in the securities of a limited number of issuers, some of which may be in the same industry, the Portfolio may be more sensitive to changes in the market value of a single issuer or industry.

INVESTMENT LIMITATIONS

The Fund has adopted limitations on the investment activity of its Portfolios which are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of the affected Portfolio.  These limitations apply to all Portfolios.  If changes to the fundamental policies of only one Portfolio are being sought, only shares of that Portfolio are entitled to vote.  “Majority” for this purpose and under the Investment Company Act of 1940 (“1940 Act”) means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.  A complete statement of all such limitations is set forth below.

1.  BORROWING.  The Fund (i.e., each Portfolio) will not borrow money except that the Fund may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve borrowing, in a manner consistent with the Fund’s investment objective and program, provided that any such borrowings comply with applicable regulatory requirements.

2.  COMMODITIES, FUTURES, AND OPTIONS THEREON.  The Fund (i.e., each Portfolio) will not purchase or sell physical commodities; except that it may purchase and sell derivatives (including, but not limited to, futures contracts and options on futures contracts).  The Fund does not consider currency contracts or hybrid investments to be commodities.

3.  INDUSTRY CONCENTRATION.  The Fund (i.e., each Portfolio) will not purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund’s net assets would be invested in the securities of issuers having their principal business activities in the same industry; provided there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, or of certificates of deposit or bankers acceptances.  It is the current position of the staff of the SEC that each foreign government is considered to be a separate industry for purposes of this restriction.  Notwithstanding the foregoing, each of the Maxim Stock Index, Maxim Index 600 and Maxim S&P 500® Index Portfolios (the “Equity Index Portfolios” or each an “Equity Index Portfolio”) may concentrate its investments in a particular industry or group of industries to approximately the same extent as its benchmark index if its benchmark index (as described within the current Prospectus) is so concentrated; for purposes of this limitation, whether an Equity Index Portfolio is concentrated in an industry or group of industries shall be determined in accordance with the 1940 Act and as interpreted or modified from time to time by any regulatory or judicial authority having jurisdiction.

4.  LOANS.  The Fund (i.e., each Portfolio) will not make loans, although the Fund may (i) lend portfolio securities; (ii) enter into repurchase agreements; and (iii) acquire debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities; and (iv) purchase debt.

5.  DIVERSIFICATION.  The Fund (i.e., each Portfolio) will not, with respect to 75% of the value of the Portfolio’s total assets, purchase a security if, as a result (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer (other than the U.S. government or any of its agencies or instrumentalities or repurchase agreements collateralized by U.S. government securities, and other investment companies) or (ii) more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by other investment companies).  This investment restriction does not apply to the Maxim Global Bond Portfolio, the Maxim Profile Portfolios, the Maxim Lifetime Asset Allocation Portfolios, the SecureFoundation Balanced Portfolio or the SecureFoundation Lifetime Portfolios as these portfolios are considered non-diversified for purposes of the 1940 Act.

6.  REAL ESTATE.  The Fund (i.e., each Portfolio) will not purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

7.  SENIOR SECURITIES.  The Fund (i.e., each Portfolio) will not issue senior securities except in compliance with the 1940 Act.

8.  UNDERWRITING.  The Fund (i.e., each Portfolio) will not underwrite securities issued by other persons, except to the extent the Fund may be deemed to be an underwriter under applicable law in connection with the sale of its portfolio securities in the ordinary course of pursuing its investment program.

Non-Fundamental Policies
In accordance with the requirements of Rule 35d-1 under the 1940 Act, it is a non-fundamental policy of each of the following Portfolios to normally invest at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in the particular type of investments suggested by the applicable Portfolio's name.  If the Board of Directors determines to change the non-fundamental policy for any of these Portfolios, that Portfolio will provide no less than 60 days prior notice to the shareholders before implementing the change of policy.

Maxim Short Duration Bond Portfolio	Maxim Ariel MidCap Value Portfolio
Maxim Bond Index Portfolio	Maxim MidCap Value Portfolio
Maxim U.S. Government Mortgage Securities Portfolio	Maxim T. Rowe Price MidCap Growth Portfolio
Maxim Federated Bond Portfolio	Maxim Janus Large Cap Growth Portfolio
Maxim Loomis Sayles Bond Portfolio	Maxim T. Rowe Price Equity/Income Portfolio
Maxim Putnam High Yield Bond Portfolio	Maxim MFS International Value Portfolio
Maxim Global Bond Portfolio	Maxim Invesco ADR Portfolio
Maxim Ariel Small-Cap Value Portfolio	Maxim MFS International Growth Portfolio
Maxim Loomis Sayles Small-Cap Value Portfolio	Maxim Index 600 Portfolio
Maxim Small-Cap Growth Portfolio	Maxim S&P 500® Index Portfolio
Maxim Small-Cap Value Portfolio	Maxim Stock Index Portfolio

Operating Policies
The Fund has also adopted the following additional operating restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval.

Under these policies, the Fund (i.e., each Portfolio) will not:

1.  Purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund’s net assets;

2.  Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities (10% for the Maxim Money Market Portfolio);

3.  Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act and any orders issued by the SEC;

4.  Purchase participations or other direct interest in, or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Fund would be invested in such programs, except that the Fund may purchase securities of issuers which invest or deal in the above.

INVESTMENT POLICIES AND PRACTICES

Except as described below and except as otherwise specifically stated in the Prospectus or this SAI, the Portfolios' investment policies set forth in the Prospectus and in this SAI are not fundamental and may be changed without shareholder approval.

The following pages contain more detailed information about types of securities in which the Portfolios may invest, as well as investment practices and techniques that MCM or any Sub-Adviser may employ in pursuit of the Portfolios' investment objectives, subject to their respective investment objectives, strategies and restrictions, and a discussion of related risks. MCM and/or its Sub-Advisers may not buy all of these securities or use all of these techniques to the full extent permitted unless it believes that they are consistent with the Portfolios' investment objectives and policies and that doing so will help the Portfolios achieve their objectives.  Unless otherwise indicated, each Portfolio may invest in all these securities or use all of these techniques.  In addition, due to unavailability, economic unfeasibility or other factors, a Portfolio may simply have no opportunity to invest in a particular security or use a particular investment technique.

Asset-Backed Securities. Asset-backed securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Bankers’ Acceptances.  A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods).  The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date.  Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.  The Portfolios generally will not invest in acceptances with maturities exceeding seven days where doing so would tend to create liquidity problems.

Bank Obligations.  The Portfolios may invest in obligations issued or guaranteed by U.S. or foreign banks.  Bank obligations, including without limitations, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Borrowing.    The Portfolios may borrow from banks or through reverse repurchase agreements. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. In the event a Portfolio borrows in excess of 5% of its total assets, at the time of such borrowing it will have an asset coverage of at least 300%.

Brady Bonds.  Brady bonds are debt obligations created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady.

Brady bonds have been issued only relatively recently, and, accordingly, do not have a long payment history.  They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated).  They are actively traded in the over-the-counter secondary market.

Collateralized Brady bonds may be fixed rate par bonds or floating rate discount bonds, which are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady bonds. Interest payments on these Brady bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.  Brady bonds are often viewed as having three or four valuation components:  (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these  uncollateralized amounts constitute the "residual risk").  In the event of a default with respect to Collateralized Brady bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed.  The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady bonds in the normal course.  In addition, in light of the residual risk of Brady bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady bonds, investments in Brady bonds are to be viewed as speculative.

Debt restructurings have been implemented under the Brady Plan in Argentina, Brazil, Bolivia, Costa Rica, Mexico, Nigeria, the Philippines, Uruguay and Venezuela, with the largest proportion of Brady bonds having been issued to date by Argentina, Mexico and Venezuela.  Most Argentine and Mexican Brady bonds and a significant portion of the Venezuelan Brady bonds issued to date are Collateralized Brady bonds with interest coupon payments collateralized on a rolling-forward basis by funds or securities held in escrow by an agent for the bondholders.

Each Portfolio may invest in Brady Bonds only if it is consistent with quality specifications established from time to time by MCM or the Sub-Adviser to that Portfolio.

Caps and Floors.  Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

Certificates of Deposit.  A certificate of deposit generally is a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.

Collateralized Mortgage Obligations.  A Collateralized Mortgage Obligation ("CMO") is a bond that uses certificates issued by the Government National Mortgage Association, or the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation as collateral in trust.  The trust then issues several bonds which will be paid using the cash flow from the collateral.  The trust can redirect cash flow temporarily, first paying one bond before other bonds are paid.  The trust can also redirect prepayments from one bond to another bond, creating some stable bonds and some volatile bonds.  The proportion of principal cash flow and interest cash flow from the collateral flowing to each bond can also be changed, creating bonds with higher or lower coupons to the extreme of passing through the interest only to one bond and principal only to another bond.  Variable rate or floating coupon bonds are also often created through the use of CMOs.

Commercial Paper.  Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.

Common Stock.  Common stock represents an equity or ownership interest in an issuer.  In the event an issuer is liquidated or declares bankruptcy, owners of bonds and preferred stock take precedence over the claims of those who own common stock.  As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Convertible Securities.  Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or stated price, which enable an investor to benefit from increases in the market price of the underlying common stock.  A convertible security may also be called for redemption or conversion by the issuer after a particular date and, under certain circumstances (including a specified price), may be called for redemption or conversion on a date established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.  Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities.  However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Corporate Debt Obligations.  Certain Portfolios may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a Portfolio’s net asset value to the extent it invests in such securities. In addition, the Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for junk bonds, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on the Portfolio’s ability to dispose of a particular security when necessary to meet their redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Portfolio’s management could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating the Portfolio’s net asset value.

Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which the Portfolio may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Portfolio’s net asset value.

Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities.

In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Portfolio’s management will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

The Portfolio’s management employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. The Portfolio’s management continually monitors the investments in the fund’s portfolio and evaluates whether to dispose of or to retain corporate debt obligations whose credit ratings or credit quality may have changed.

Credit Default Swaps.  A credit default swap (“CDS”) is an agreement between two parties (the “Counterparties”) whereby one party (the “Protection Buyer”) agrees to make payments over the term of the CDS to another party (the “Protection Seller”), provided that no designated event of default (an “Event of Default”) occurs on an underlying bond (the “Reference Bond”). If an Event of Default occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “par value,” of the Reference Bond in exchange for the Reference Bond or another similar bond issued by the issuer of the Reference Bond (the “Deliverable Bond”). The Counterparties agree to the characteristics of the Deliverable Bond at the time that they enter into the CDS. A Portfolio may be either the Protection Buyer or the Protection Seller in a CDS. Under normal circumstances, a Portfolio will enter into a CDS for hedging purposes (as Protection Buyer) or to generate additional income (as Protection Seller). If a Portfolio is a Protection Buyer and no Event of Default occurs, the Portfolio will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller). However, if an Event of Default occurs, the Portfolio (as Protection Buyer) will deliver the  Deliverable Bond and receive a payment equal to the full notional value of the Reference Bond, even though the Reference Bond may have little or no value. If a Portfolio is the Protection Seller and no Event of Default occurs, the Portfolio will receive a fixed rate of income throughout the term of the CDS, which typically is between six months and three years. However, if an Event of Default occurs, the Portfolio (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Bond and receive the Deliverable Bond from the Protection Buyer. A CDS may involve greater risks than if a Portfolio invested directly in the Reference Bond. For example, a CDS may increase credit risk since the Portfolio has exposure to both the issuer of the Reference Bond and the Counterparty to the CDS.

Whether a Portfolio’s use of CDS agreements will be successful in furthering its investment objective will depend on the Sub-Adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are Counterparty contracts and because they may have terms of greater than seven days, CDS agreements may be considered to be illiquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a CDS agreement in the Event of Default or bankruptcy of a Counterparty. Restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”), may limit a Portfolio’s ability to use CDS agreements. The CDS market is largely unregulated. It is possible that developments in the CDS market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing CDS agreements or to realize amounts to be received under such CDS agreements.

In response to recent market events, federal and certain state regulators have proposed regulation of the CDS market. These regulations may limit a Portfolio’s ability to use CDS and/or the benefits of CDS. CDS, credit linked notes and similarly structured products involve risks, including the risk that the Counterparty may be unable to fulfill the transaction or that a Portfolio may be required to purchase securities to meet delivery obligations. A Portfolio may have difficulty, be unable or may incur additional costs to acquire such securities.

Credit Linked Notes.  A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a bond or a fund of bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”) or (ii) the value of the Reference Bond or some other settlement amount agreed to in advance by the Note Issuer and the Note Purchaser, if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event. Typically, the Reference Bond is a corporate bond, however, any type of fixed-income security could be used as the Reference Bond.

Currency Swaps.  Currency swaps are contracts which provide for interest payments in different currencies.  The parties might agree to exchange the notional principal amount as well.

Debt Securities.  Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.

Derivatives Contracts.  Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty. Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts. For example, a Portfolio could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Portfolio from closing out a position. If this happens, the Portfolio will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell Portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Portfolio by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract. The Portfolio may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Portfolio and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending upon how the Portfolio uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Portfolio’s exposure to interest rate, and currency risks, and may also expose the Portfolio to liquidity and leverage risks. OTC contracts also expose the Portfolio to credit risks in the event that a counterparty defaults on the contract.

Discount Obligations. Investment in discount obligations (including most Brady bonds) may be in securities which were (i) initially issued at a discount from their face value, and (ii) purchased by a Portfolio at a price less than their stated face amount or at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount."  The amount of original issue discount and/or market discount on obligations purchased by a Portfolio may be significant, and accretion of market discount together with original issue discount, will cause the Portfolio to realize income prior to the receipt of cash payments with respect to these securities.

Distressed Debt Obligations.  Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a Portfolio or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P) or which, if unrated, are in the judgment of MCM or Sub-Adviser of equivalent quality.  Investment in distressed debt securities is speculative and involves significant risk.  The risks associated with high yield securities are heightened by investing in distressed debt securities.

A Portfolio will generally make such investments only when MCM or Sub-Adviser believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Portfolio will receive new securities (e.g., equity securities).  However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted.  In addition, a significant period of time may pass between the time at which a Portfolio makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed.  During this period, it is unlikely that the Portfolio will receive any interest payments on the distressed debt securities, the Portfolio will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the Portfolio may be required to bear certain extraordinary expenses to protect or recover its investment.  Even if an exchange offer is made or plan of reorganization is adopted with respect to the distressed debt securities held by the Portfolio, there can be no assurance that the securities or other assets received by a Portfolio in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made.  Moreover, any securities received by a Portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale.  As a result of a Portfolio's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the Portfolio may be restricted from disposing of such securities.  None of the Portfolios will generally purchase securities that are in default or subject to bankruptcy proceedings in amounts greater than 5% of such Portfolio’s assets.  Securities that have been downgraded to Ca/CC or lower subsequent to purchase shall not be included in this limitation.

Emerging Markets Issuers.  Emerging markets include any countries (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the World Bank; or (iii) listed in World Bank publications as developing.  Currently, the countries not included in these categories are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States.  Issuers whose principal activities are in countries with emerging markets include issuers: (1) organized under the laws of, (2) whose securities have their primary trading market in, (3) deriving at least 50% of their revenues or profits from goods sold, investments made, or services performed in, or (4) having at least 50% of their assets located in, a country with an emerging market.

Exchange Traded Funds (ETFs).  ETFs are a type of investment company bought and sold on a securities exchange.  An ETF represents a fixed portfolio of securities designed to track a particular market index.  These indexes may be broad-based, sector or international.  A Portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile.  ETFs are also subject to certain additional risks, including (1) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, an exchange traded sector fund may be adversely affected by the performance of that specific sector or group of industries on which it is based. The fund would bear, along with other shareholders of an ETF, its pro rata portion of the ETF's expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Portfolio’s expenses (i.e., management fees and operating expenses), shareholders of the fund may also indirectly bear similar expenses of an ETF.

Because an ETF charges its own fees and expenses, Fund shareholders will indirectly bear these costs. The Funds will also incur brokerage commissions and related charges when purchasing shares in an ETF in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to NAV.

An investment vehicle issuing ETFs may not be actively managed. Rather, the investment vehicle’s objective is to track the performance of a specific index. Therefore, securities may be purchased, retained and sold at times when an actively managed fund would not do so. As a result, you can expect greater risk of loss (and a corresponding greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the investment vehicle was not fully invested in such securities.

Please also see the discussion concerning the risks associated with derivative transactions under “Futures and Options,” below.

Eurodollar Certificates of Deposit.  A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. Dollars.  Eurodollar certificates of deposit are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk.  Additionally, Eurodollar obligations are subject to certain sovereign risks.  One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders.  Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Floating Rate Note.  A floating rate note is debt issued by a corporation or commercial bank that is typically several years in term but has a resetting of the interest rate on a one to six month rollover basis.

Foreign Currency Transactions. Any Portfolio which may invest in non-dollar denominated foreign securities may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price.  The Portfolios will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.  Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers.  The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A Portfolio may use currency forward contracts for any purpose consistent with its investment objective.  The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a Portfolio.  A Portfolio may also use options and futures contracts relating to foreign currencies for the same purposes.

When a Portfolio agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. Dollar price for the security.  By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. Dollars, of the amount of foreign currency involved in the underlying security transaction, the Portfolio will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received.  This technique is sometimes referred to as a "settlement hedge" or "transaction hedge."  The Portfolios may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in or exposed to foreign currency, even if the specific investments have not yet been selected by MCM or one the Sub-Advisers.

The Portfolios may also use forward contracts to hedge against a decline in the value of existing investments denominated in or exposed to foreign currency.  For example, if a Portfolio owned securities denominated in or exposed to pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. Dollars to hedge against possible declines in the pound's value.  Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors.  A Portfolio could also hedge the position by selling another currency expected to perform similarly to the pound sterling, for example, by entering into a forward contract to sell Deutsche marks or European Currency Units in return for U.S. Dollars.  This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. Dollars.  Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated or exposed.

Each Portfolio may enter into forward contracts to shift its investment exposure from one currency into another.  This may include shifting exposure from U.S. Dollars into a foreign currency, or from one foreign currency into another foreign currency.  For example, if a Portfolio held investments denominated in or exposed to Deutschemarks, the Portfolio could enter into forward contracts to sell Deutschemarks and purchase Swiss Francs.  This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Portfolio had sold a security denominated in or exposed to one currency and purchased an equivalent security denominated in or exposed to another.  Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Portfolio to assume the risk of fluctuations in the value of the currency it purchases.

Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. The Portfolios will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of currency management strategies will depend on MCM's or the applicable Sub-Adviser’s skill in analyzing and predicting currency values.  Currency management strategies may substantially change a Portfolio's investment exposure to changes in currency exchange rates, and could result in losses to the Portfolio if currencies do not perform as MCM or the Sub-Adviser anticipates.  For example, if a currency's value rose at a time when MCM or the Sub-Adviser had hedged a Portfolio by selling that currency in exchange for dollars, the Portfolio would be unable to participate in the currency's appreciation.  If MCM or a Sub-Adviser hedges currency exposure through proxy hedges, a Portfolio could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem.  Similarly, if MCM or a Sub-Adviser increases a Portfolio's exposure to a foreign currency, and that currency's value declines, the Portfolio will realize a loss.  There is no assurance that MCM's or a Sub-Adviser’s use of currency management strategies will be advantageous to the Portfolios or that it will hedge at an appropriate time.

Foreign Securities. Certain Portfolios may invest in foreign securities and securities issued by U.S. entities with substantial foreign operations in a manner consistent with its investment objective and policies.  Such foreign investments may involve significant risks in addition to those risks normally associated with U.S. equity investments.

There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States.  The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.  Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce.  With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries.  The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

A Portfolio's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed.  Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or developmental assistance, currency transfer restrictions, illiquid markets, delays and disruptions in securities settlement procedures.

Most foreign securities in a Portfolio will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies.  Similarly, any income on such securities is generally paid to a Portfolio in foreign currencies.  The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a Portfolio's investments (even if the price of the investments is unchanged) and changes in the dollar value of a Portfolio's income available for distribution to its shareholders.  The effect of changes in the dollar value of a foreign currency on the dollar value of a Portfolio's assets and on the net investment income available for distribution may be favorable or unfavorable.

A Portfolio may incur costs in connection with conversions between various currencies.  In addition, a Portfolio may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when a Portfolio declares and pays a dividend, or between the time when a Portfolio accrues and pays an operating expense in U.S. Dollars.

American Depository Receipts ("ADRs"), as well as other "hybrid" forms of ADRs including European Depository Receipts and Global Depository Receipts, are certificates evidencing ownership of shares of a foreign issuer.  These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere.  The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country.  The depository bank may not have physical custody of the underlying security at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions.  ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies.  However, ADRs continue to be subject to the risks associated with investing directly in foreign securities.  These risks include foreign exchange risks as well as the political and economic risks of the underlying issuer's country.

Futures.  See "Futures and Options" below.

Hedging.  Hedging transactions are intended to reduce specific risks. For example, to protect a Portfolio against circumstances that would normally cause the Portfolio’s securities to decline in value, the Portfolio may buy or sell a derivative contract that would normally increase in value under the same circumstances. A Portfolio may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. A Portfolio’s ability to hedge may be limited by the costs of the derivatives contracts. A Portfolio may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its Portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Portfolio.

High Yield-High Risk Debt Securities (“Junk Bonds”). High yield high risk debt securities, often referred to as "junk bonds," are debt securities that are rated lower than Baa by Moody's Investors Service or BBB by Standard & Poor's Corporation, or of comparable quality if unrated.  High yield securities include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing.

Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher-quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.  Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.  A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies.  An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus further disrupting the market for such securities.

High yield securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are Treasury or investment grade bonds.  As a result, when interest rates rise causing bond prices to fall, the value of high yield debt bonds tend not to fall as much as Treasury or investment grade bonds.  Conversely, when interest rates fall, high yield bonds tend to underperform Treasury and investment grade bonds because high yield bond prices tend not to rise as much as the prices of these bonds.

The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers.  Holders of high yield securities could also be at greater risk because high yield securities are generally unsecured and subordinate to senior debt holders and secured creditors.  If the issuer of a high yield security owned by the Portfolios defaults, the Portfolios may incur additional expenses to seek recovery.  In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Portfolios' net asset value.  Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay in cash.

High yield securities present risks based on payment expectations.  For example, high yield securities may contain redemption or call provisions.  If an issuer exercises these provisions in a declining interest rate market, the Portfolios may have to replace the security with a lower yielding security, resulting in a decreased return for investors.  Also, the value of high yield securities may decrease in a rising interest rate market.  In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield securities than in the case of investment grade bonds.

Special tax considerations are associated with investing in high yield securities structured as zero coupon or pay-in-kind securities.  The Portfolios report the interest on these securities as income even though they receive no cash interest until the security's maturity or payment date.

In addition, the credit ratings assigned to high yield securities may not accurately reflect the true risks of an investment.  Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high yield securities.  Credit agencies may also fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value.

Because the risk of default is higher for lower-quality debt securities, MCM and its Sub-Advisers will attempt to identify those issuers of high-yielding securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future. Although the ratings of recognized rating services such as Moody's and Standard & Poor's are considered, analysis will focus on relative values based on such factors as interest or dividend coverage, asset coverage, existing debt, earnings prospects, operating history, and the experience and managerial strength of the issuer.  Thus, the achievement of a Portfolio's investment objective may be more dependent on MCM’s or the Sub-Adviser's own credit analysis than might be the case for a portfolio which invests in higher quality bonds.  MCM and its Sub-Advisers continually monitor the investments in the Portfolios and carefully evaluate whether to dispose of or retain high yield securities whose credit ratings have changed.  The Portfolios may retain a security whose credit rating has changed.

New laws and proposed new laws may negatively affect the market for high yield securities.

A Portfolio may choose, at its expense or in conjunction with other involved parties, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Portfolio's shareholders.

Hybrid Instruments.  Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or depository instruments.  Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates.  Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain).  Hybrid instruments can also be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return.

Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.  The risks associated with hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity.  Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time.

Illiquid Securities.  The term "illiquid securities" or non-publicly traded securities, means securities that cannot be sold in the ordinary course of business within seven days at approximately the price used in determining a Portfolio's net asset value. Under the supervision of the Board of Directors, MCM determines the liquidity of portfolio securities and, through reports from MCM, the Board of Directors monitors investments in illiquid securities. Certain types of securities are considered generally to be illiquid. Included among these are "restricted securities" which are securities whose public resale is subject to legal restrictions. However, certain types of restricted securities (commonly known as "Rule 144A securities") that can be resold to qualified institutional investors may be treated as liquid if they are determined to be readily marketable pursuant to policies and guidelines of the Board of Directors.

A Portfolio may be unable to sell illiquid securities when desirable or may be forced to sell them at a price that is lower than the price at which they are valued or that could be obtained if the securities were more liquid.  In addition, sales of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than do sales of securities that are not illiquid.  Illiquid securities may also be more difficult to value due to the unavailability of reliable market quotations for such securities.

Interest Rate Transactions.  Interest rate swaps and interest rate caps and floors are types of hedging transactions which are utilized to attempt to protect the Portfolio against and potentially benefit from fluctuations in interest rates and to preserve a return or spread on a particular investment or portion of the Portfolio's holdings.  These transactions may also be used to attempt to protect against possible declines in the market value of the Portfolio's assets resulting from downward trends in the debt securities markets (generally due to a rise in interest rates) or to protect unrealized gains in the value of the Portfolio's holdings, or to facilitate the sale of such securities.

Interest rate swaps involve the exchange with another party of commitments to pay or receive interest; e.g., an exchange of fixed rate payments for variable rate payments.  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap.  The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

The successful utilization of interest rate transactions depends on the portfolio manager's ability to predict correctly the direction and degree of movements in interest rates.  If the portfolio manager's judgment about the direction or extent of movement in interest rates is incorrect, the Portfolio's overall performance would be worse than if it had not entered into such transactions.  For example, if the Portfolio purchases an interest rate swap or an interest rate floor to hedge against the expectation that interest rates will decline but instead interest rates rise, the Portfolio would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparts under the swap agreement or would have paid the purchase price of the interest rate floor.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation.  Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.  Interest rate swaps, caps and floors are considered by the Staff of the SEC to be illiquid securities and, therefore, the Portfolio may not invest more than 15% of its assets in such instruments.  Finally, there can be no assurance that the Portfolio will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Portfolio manager believes are advantageous to the Portfolio.  In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Portfolio will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

Investment Companies.  The 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any investment company and no more than 10% in any combination of unaffiliated contracts (unless other limitations have been granted in an order issued by the SEC).  The 1940 Act further prohibits a Portfolio from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.  However, the Portfolios may invest in investment companies beyond these general limits pursuant to certain provisions of the 1940 Act, rules under the 1940 Act, or SEC orders subject to certain conditions.

Each Portfolio may invest in shares of mutual funds within the limitations of the 1940 Act and any orders issued by the SEC. The following discussion of mutual funds may be of particular relevance to those who invest in the Profile Portfolios, the Lifetime Asset Allocation Portfolios, the SecureFoundation Balanced Portfolio and the SecureFoundation Lifetime Portfolios.  These Portfolios are known as “funds of funds” because they seek to achieve their investment objectives by investing in other mutual funds (the “Underlying Portfolios”).

The Underlying Portfolios’ investments, the different types of securities the Underlying Portfolios typically invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below.  Not all investments that may be made by Underlying Portfolios are currently known.  Not all Underlying Portfolios discussed below are eligible investments for each Portfolio.  A Portfolio will invest in Underlying Portfolios that are intended to help achieve its investment objective.

Mutual funds are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds).  Exchange Traded Funds, which are also a type of mutual fund, are discussed above.  Mutual funds generally offer investors the advantages of diversification and professional investment management by combining shareholders’ money and investing it in various types of securities, such as stocks, bonds and money market securities.  Mutual funds also make various investments and use certain techniques in order to enhance their performance.  These may include entering into delayed-delivery and when-issued securities transactions or swap agreements, buying and selling futures contracts, illiquid and restricted securities and repurchase agreements, and borrowing or lending money and/or portfolio securities.  The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ.  Also, mutual funds charge fees and incur operating expenses.

Stock Funds typically seek growth of capital and invest primarily in equity securities.  Other investments generally include debt securities, such as U.S. government securities, and some illiquid and restricted securities.  Stock funds typically may enter into delayed-delivery or when-issued issued securities transactions, repurchase agreements, swap agreements and futures and options contracts.  Some stock funds invest exclusively in equity securities and may focus in a specialized segment of the stock market, like stocks of small companies or foreign issuers, or may focus in a specific industry or group of industries.  The greater a fund’s investment in stock, the greater exposure it will have to stock risk and stock market risk.  Stock risk is the risk that a stock may decline in price over the short or long term.  When a stock’s price declines, its market value is lowered even though the intrinsic value of the company may not have changed.  Some stocks, like small company and international stocks, are more sensitive to stock risk than others.  Diversifying investments across companies can help to lower the stock risk of a portfolio.  Market risk is typically the result of a negative economic condition that affects the value of an entire class of securities, such as stocks or bonds.  Diversification among various asset classes, such as stocks, bonds and cash, can help to lower the market risk of a portfolio.  A stock fund’s other investments and use of investment techniques also will affect its performance and portfolio value.

Small-Cap Stock Funds seek capital growth and invest primarily in equity securities of companies with smaller market capitalization.  Small-cap stock funds generally make similar types of investments and employ similar types of techniques as other stock funds, except that they focus on stocks issued by companies at the lower end of the total capitalization of the U.S. stock market.  These stocks tend to be more volatile than stocks of companies of larger capitalized companies.  Small-cap stock funds, therefore, tend to be more volatile than stock funds that invest in mid- or large-cap stocks, and are normally recommended for long-term investors.

International Stock Funds seek capital growth and invest primarily in equity securities of foreign issuers.  Global stock funds invest primarily in equity securities of both domestic and foreign issuers.  International and global stock funds generally make similar types of investments and employ similar types of investment techniques as other stock funds, except they focus on stocks of foreign issuers.  Some international stock and global stock funds invest exclusively in foreign securities.  Some of these funds invest in securities of issuers located in emerging or developing securities markets.  These funds have greater exposure to the risks associated with international investing. International and global stock funds also may invest in foreign currencies and depositary receipts and enter into futures and options contracts on foreign currencies and forward foreign currency exchange contracts.

Bond Funds seek high current income by investing primarily in debt securities, including U.S. government securities, corporate bonds, stripped securities and mortgage- and asset-backed securities.  Other investments may include some illiquid and restricted securities.  Bond funds typically enter into delayed-delivery or when–issued securities transactions, repurchase agreements, swap agreements and futures contracts.  Bond funds are subject to interest rate and income risks as well as credit and prepayment risks.  When interest rates fall, the prices of debt securities generally rise, which may affect the values of bond funds and their yields.  For example, when interest rates fall, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates.  A bond fund holding these securities would be forced to invest the principal received from the issuer in lower yield debt securities.  Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur.  This risk is known as extension risk and may affect the value of a bond fund if the value of its securities is depreciated as a result of the higher market interest rates.  Bond funds also are subject to the risk that the issuers of the securities in their portfolios will not make timely interest and/or principal payments or fail to make them at all.

Money Market Funds typically seek current income and a stable share price of $1.00 by investing in money market securities.  Money market securities include commercial paper and short-term U.S. government securities, certificates of deposit, banker’s acceptances and repurchase agreements.  Some money market securities may be illiquid or restricted securities or purchased on a delayed-delivery or when-issued basis.

Loan Participations and Assignments.  Loan Participations and Assignments are interests in loans and therefore are considered to be investments in debt securities.  If a Portfolio purchases a Loan Participation, the Portfolio typically will have a contractual relationship only with the lender that sold the Participation, and not with the borrower.  A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower.  In connection with purchasing Loan Participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the Loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation.  As a result, a Portfolio will assume the credit risk of both the borrower and the lender that is selling the Participation.  In the event of the insolvency of the lender selling a Participation, a Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.  A Portfolio will acquire Loan Participations only if the lender interpositioned between the Portfolio and the borrower is believed by MCM or Sub-Adviser to be creditworthy. When a Portfolio purchases Assignments from lenders, the Portfolio will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

A Portfolio may have difficulty disposing of Assignments and Loan Participations.  In certain cases, the market for such instruments is not highly liquid, and therefore the Portfolios anticipate that in such cases such instruments could be sold only to a limited number of institutional investors.  The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Portfolio's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

The Fund's Board has adopted policies and procedures for the purpose of determining whether holdings are liquid or illiquid.  The determination as to whether a particular Loan Participation or Assignment is liquid or illiquid, depends upon the frequency of trades and quotes, the number of dealers willing to purchase or sell, the number of other potential buyers, dealer undertakings to make a market in the security, the nature of the Loan Participation or Assignment and its market place including such considerations as the time needed to dispose of it, the method of soliciting offers and the mechanics of transfer.  To the extent that liquid Assignments and Loan Participation that a Portfolio holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a Portfolio's assets invested in illiquid assets would increase.

In valuing a Loan Participation or Assignment held by a Portfolio for which a secondary trading market exists, the Portfolio will rely upon prices or quotations provided by banks, dealers or pricing services.  To the extent a secondary trading market does not exist, a Portfolio's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Fund's Board.

Lending of Portfolio Securities.  Subject to Investment Limitations described above for all Portfolios, each Portfolio of the Fund from time-to-time may lend its portfolio securities to brokers, dealers and financial institutions. No lending may be made with any companies affiliated with MCM or the Sub-Advisers. Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income.

Because there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by MCM to be of good standing. Furthermore, they will only be made if, in MCM's judgment, the consideration to be earned from such loans would justify the risk.

MCM understands that it is the current view of the SEC Staff that a Fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Directors must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Lower Quality Debt Securities.  Lower quality debt securities are securities that are rated in the lower categories by nationally recognized statistical rating organizations (i.e., Ba or lower by Moody's and BB or lower by Standard & Poor's) or unrated securities of comparable quality.  Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. Although these securities generally provide greater income than investments in higher rated securities, they are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. MCM and its Sub-Advisers will attempt to identify those issuers of high-yielding securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future. Although the ratings of recognized rating services such as Moody’s and Standard & Poor’s are considered, analysis will focus on relative values based on such factors as interest or dividend coverage, existing debt, asset coverage, earnings prospects, operating history, and the experience and managerial strength of the issuer.  Thus, the achievement of a Portfolio's investment objective may be more dependent on the investment adviser's own credit analysis than might be the case for a portfolio which invests in higher quality bonds.  MCM and its Sub-Advisers continually monitor the investments in the Portfolios and carefully evaluate whether to dispose of or retain lower quality securities whose credit ratings have changed.  The Portfolios may retain a security whose credit rating has changed.

A Portfolio may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Portfolio's shareholders.

Money Market Instruments and Temporary Defensive and Other Short-Term Positions. In addition to the Money Market Portfolio, each of the other Portfolios may hold cash or cash equivalents and may invest in short-term, high-quality debt instruments (that is in "money market instruments") as deemed appropriate by MCM or the applicable Sub-Adviser, or may invest any or all of their assets in money market instruments as deemed necessary by MCM or the applicable Sub-Adviser for temporary defensive purposes.

The types of money market instruments in which such Portfolios may invest include, but are not limited to: (1) bankers’ acceptances; (2) obligations of U.S. and non-U.S. governments and their agencies and instrumentalities, including agency discount notes; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) obligations of U.S. banks, non-U.S. branches of such banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks (including certificates of deposit and time deposits); (5) asset-backed securities; (6) repurchase agreements; and (7) shares of money market mutual funds (see “Investment Companies” under the Investment Policies and Practices section, above).

Mortgage-Backed Securities. Mortgage-backed securities may be issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions.  A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages.  Some mortgage-backed securities, such as collateralized mortgage obligations or CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).  Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.  Other types of mortgage-backed securities will likely be developed in the future, and the investment in such securities may be made if deemed consistent with investment objectives and policies.

The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers.  In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole.  Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues.  Mortgage-backed securities are subject to prepayment risk.  Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.

Recent Market Events. Beginning the second half of 2007 and continuing into 2009, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have similarly been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously. As discussed in more detail below, these events may have an adverse effect on the Portfolios to the extent they invest in mortgage-backed or other fixed income securities or instruments affected by volatility in the fixed income markets.

The fixed income markets have recently experienced a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage- and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline. These events and the continuing market upheavals may have an adverse effect on the Portfolios.

In addition, the value of Federal National Mortgage Association’s (“FNMA”) and the Federal Home Loan Mortgage Corporation’s (“FHLMC”) securities fell sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas where the FNMA and FHLMC could offer loans, and to extend credit to FNMA and FHLMC through emergency funds and the purchase of entities’ stock. In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that FNMA and FHLMC would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the companies’ debt and equities is unclear. FNMA and FHLMC each has been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

The recent instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and, in some cases, a lack of liquidity.  Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable.  Such legislation or regulation could limit or preclude a Portfolio’s ability to achieve its investment objective.

Options.  See "Futures and Options" below.

Preferred Stock.  Preferred stock is a class of equity or ownership in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, owners of bonds take precedence over the claims of those who own preferred and common stock.

Real Estate Investment Trusts (“REITs”).  Certain Portfolios may invest in REITs.  Equity REITs are generally considered to be REITs with 75% or greater of their gross invested book assets invested directly or indirectly in the equity ownership of real estate and their value depends upon that of the underlying properties.  Mortgage REITs are generally considered to be REITs with 75% or more of their gross invested in book assets invested directly or indirectly in mortgages.  Mortgage REITs make construction, development or long-term mortgage loans, and are sensitive to the credit quality of the borrower.  Hybrid REITs are generally considered to be those REITs that do not meet the equity or mortgage tests.  The values of REITs are also affected by management skill, cash flow, and tax and regulatory requirements.

Repurchase Agreements.  Repurchase agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price.  Such agreements may be considered to be loans by the Portfolios for purposes of the 1940 Act.  Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act.  The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount, and MCM or its Sub-Advisers will monitor the value of the collateral. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A Portfolio will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by MCM.

Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by the seller, with an agreement to repurchase the securities at an agreed upon price, date and interest payment.  The seller will use the proceeds of the reverse repurchase agreements to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement.  The seller will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.  These agreements are considered to be borrowings under the 1940 Act.  Under the 1940 Act, the Portfolio is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Portfolio's holdings may be disadvantageous from an investment standpoint.  A Portfolio will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by MCM. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.

Short Sales "Against the Box."  Short sales "against the box" are short sales of securities that a Portfolio owns or has the right to obtain (equivalent in kind or amount to the securities sold short).  If a Portfolio enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The Portfolio will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

A Portfolio's decision to make a short sale against the box may be a technique to hedge against market risks when MCM or its Sub-Advisers believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security.  In such case, any future losses in the Portfolio's long position would be reduced by a gain in the short position.  The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Portfolio owns, either directly or indirectly, and in the case where the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities.

Stripped Treasury Securities. Certain Portfolios may invest in zero-coupon bonds.  These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons.  Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity.  Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds.  Because dividend income is accrued throughout the term of the zero coupon obligation, but not actually received until maturity, a Portfolio may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation.  Zero coupon securities are purchased at a discount from face value, the discount reflecting the current value of the deferred interest.  The discount is taxable even though there is no cash return until maturity.

Structured Securities.  Structured securities are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations.  This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady bonds) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments.  The cash flow on the underlying instruments may be apportioned among the newly-issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. The credit risk generally will be equivalent to that of the underlying instruments.

Structured securities may be either subordinated or unsubordinated to the right of payment of another class.  Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

Certain issuers of structured securities may be deemed to be "investment companies" as defined in the 1940 Act.  As a result, any investment in these structured securities may be limited by the restrictions contained in the 1940 Act.

Supranational Entities.  Certain Portfolios may invest in obligations of supranational entities.  A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations.  Examples of supranational entities include the International Bank for Reconstruction and Development (the “World Bank”) and the European Investment Bank.  Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support.  Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above, under “Foreign Securities.”

Swap Deposits.  Swap deposits are foreign currency short-term investments consisting of a foreign exchange contract, a short-term note in foreign currency and a foreign exchange forward contract that is totally hedged in U.S. currency.  This type of investment can produce competitive yield in U.S. Dollars without incurring risks of foreign exchange.

Swaps.  Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Portfolio would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms. Common types of swaps in which the Fund may invest include caps and floors, interest rate swaps, total return swaps, volatility swaps and credit default swaps.

Time Deposits.  A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

Total Rate of Return Swaps.  Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

U.S. Government Securities.  These are securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities.  U.S. Treasury bills and notes and certain agency securities, such as those issued by the Government National Mortgage Association, are backed by the full faith and credit of the U.S. government.  Securities of other government agencies and instrumentalities are not backed by the full faith and credit of U.S. government.  These securities have different degrees of government support and may involve the risk of non-payment of principal and interest.  For example, some are supported by the agency's right to borrow from the U.S. Treasury under certain circumstances, such as those of the Federal Home Loan Banks.  Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, such as those of the Federal National Mortgage Association.  Still others are supported only by the credit of the agency that issued them, such as those of the Student Loan Marketing Association.  The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

Some U.S. government securities, called “Treasury inflation-protected securities” or “TIPS,” are fixed income securities whose principal value is periodically adjusted according to the rate of inflation.  The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.  Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation.  If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS.  If inflation is lower than expected during the period a Portfolio holds TIPS, the Portfolio may earn less on the TIPS than on a conventional bond.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure.  There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Variable Amount Master Demand Notes.  A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender.  Before investing in any variable amount master demand notes, the liquidity of the issuer must be determined through periodic credit analysis based upon publicly available information.

Variable or Floating Rate Securities.  These securities have interest rates that are adjusted periodically, or which "float" continuously according to formulas intended to stabilize their market values.  Many of them also carry demand features that permit the Portfolios to sell them on short notice at par value plus accrued interest.  When determining the maturity of a variable or floating rate instrument, the Portfolio may look to the date the demand feature can be exercised, or to the date the interest rate is readjusted, rather than to the final maturity of the instrument.

Volatility Swaps.   Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts (each a “Reference Instrument” and collectively, “Reference Instruments”).  A volatility swap is an agreement between two parties to make payments based on changes in the volatility of a Reference Instrument over a stated period of time.  Specifically, one party will be required to make a payment to the other party if the volatility of a Reference Instrument increases over an agreed upon period of time, but will be entitled to receive a payment from the other party if the volatility decreases over that time period.  A volatility swap that requires a single payment on a stated future date will be treated as a forward contract.  Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., measured volatility multiplied by itself, which is referred to as “variance”).  This type of a volatility swap is frequently referred to as a variance swap.  Volatility swaps are subject to credit risks (if the Counterparty fails to meet its obligations), and the risk that the Sub-Adviser is incorrect in forecasts of volatility of the underlying asset or reference.

Warrants. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time.  They do not represent ownership of the securities, but only the right to buy them.  Warrants are speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone.  The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

When-Issued and Delayed-Delivery Transactions. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction.  While the Portfolios generally purchase securities on a when-issued basis with the intention of acquiring the securities, the Portfolios may sell the securities before the settlement date if MCM or the applicable Sub-Adviser deems it advisable.  At the time a Portfolio makes the commitment to purchase securities on a when-issued basis, the Portfolio will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Portfolio.  At the time of delivery of the securities, the value may be more or less than the purchase price.  A Portfolio will maintain, in a segregated  account, liquid assets having a value equal to or greater than the Portfolio's purchase commitments; likewise a Portfolio will segregate securities sold on a delayed-delivery basis.

Zero Coupon Securities, PIK Bonds and Deferred Payment Securities. Certain of the Portfolios may invest in zero coupon securities, PIK (Payment In Kind) bonds and deferred payment securities.  Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity.  When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value.  This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be.  Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date.  Zero coupon securities may have conversion features.  A Portfolio also may purchase PIK bonds.  PIK bonds pay all or a portion of their interest in the form of debt or equity securities.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities.  The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities.  Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers.  Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Portfolio's limitation on investments in illiquid securities.

Deferred interest bonds are debt obligations that are issued or purchased at a significant discount from face value and provide for a period of delay before the regular payment of interest begins.  The characteristics and related risks of these bonds are similar to those of zero coupon bonds.

To avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Futures and Options

Futures Contracts.  When a Portfolio purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date.  When a Portfolio sells a futures contract, it agrees to sell the underlying instrument at a specified future date.  The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract.  Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument.  Therefore, purchasing futures contracts will tend to increase a Portfolio's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly.  When a Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market.

Futures Margin Payments.  The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date.  However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant ("FCM"), when they  enter into the contract.  Initial margin deposits are typically equal to a percentage of the contract's value.  If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis.  The party that has a gain may be entitled to receive all or a portion of this amount.  Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Portfolio's investment limitations.  In the event of a bankruptcy of an FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Portfolio.

Index Futures Contracts.  An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying security in the index is made.

Options.  Options are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of underlying assets or instruments, including financial indices, individual securities, and other derivative instruments, such as futures contracts. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Call Options.  A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A Portfolio may use call options in the following ways:
• Purchase call options on futures contracts, foreign currency forward contracts and currencies (both U.S. and foreign) in anticipation of an increase in the value of the underlying asset or instrument; and
• Write call options on Portfolio securities, financial futures contracts and foreign currency forward contracts to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Portfolio is exercised, the Portfolio foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

Put Options.  A put option gives the holder the right to sell the underlying asset to the writer of the option. A Portfolio may use put options in the following ways:
• Purchase put options on Portfolio securities, financial futures contracts and foreign currency forward contracts and currencies (both U.S. and foreign) in anticipation of a decrease in the value of the underlying asset; and
• Write put options on futures contracts, foreign currency forward contracts to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the Portfolio may be required to take delivery of the underlying asset when its current market price is lower than the exercise price. A Portfolio may also buy or write options, as needed, to close out existing option positions.

Purchasing Put and Call Options.  By purchasing a put option, a Portfolio obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price.  In return for this right, the Portfolio pays the current market price for the option (known as the option premium).  Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts.  The Portfolio may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option.  If the option is allowed to expire, the Portfolio will lose the entire premium it paid.  If the Portfolio exercises the option, it completes the sale of the underlying instrument at the strike price.  A Portfolio may also terminate a put option position by closing it out in the secondary market (that is by selling it to another party) at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially.  However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price.  A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall.  At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. When a Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser.  In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it.  When writing an option on a futures contract, the Portfolio will be required to make margin payments to an FCM as described above for futures contracts.  A Portfolio may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price.  If the secondary market is not liquid for a put option the Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.  If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price.  If security prices fall, the put writer would expect to suffer a loss from purchasing the underlying instrument directly, which can exceed the amount of the premium received.

Writing a call option obligates a Portfolio to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option.  The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall.  Through receipt of the option premium, a call writer can mitigate the effect of a price decline.  At the same time, a call writer gives up some ability to participate in security price increases.

OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter ("OTC") options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows the Portfolios greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Options and Futures Relating to Foreign Currencies.  Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date.  Most currency futures contracts call for payment or delivery in U.S. Dollars.  The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. Dollars, or may be a futures contract.  The purchaser of a currency call option obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above.  Certain Portfolios may purchase and sell currency futures and may purchase and write currency options to increase or decrease their exposure to different foreign currencies.  A Portfolio may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts.  Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Portfolio's investments.  A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a Portfolio against a price decline resulting from deterioration in the issuer's creditworthiness.  Because the value of a Portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Portfolio's investments exactly over time.

Asset Coverage for Futures and Options Positions.  The Portfolios will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed.  Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets.  As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

Combined Positions.  A Portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position.  For example, a Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes.  Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Portfolio's investments well.  Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.  A Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Limitations on Futures and Options Transactions.  The Fund, on behalf of each Portfolio, has claimed (or will claim prior to investing in any futures contracts or other commodity interests) an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to any Portfolio.  Each Portfolio, to the extent it is otherwise permitted to invest in futures contracts and options thereon, may only enter into such futures contracts and option positions for other than bona fide hedging purposes to the extent that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the net assets of the Portfolio.  This limitation on a Portfolio's permissible investments in futures contracts and options is not a fundamental investment limitation and may be changed as regulatory agencies permit.

Liquidity of Options and Futures Contracts.  There is no assurance that a liquid secondary market will exist for any particular option or futures contract at any particular time.  Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price.  In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day.  On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions.  If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value.  As a result, a Portfolio's access to assets held to cover its options or futures positions could also be impaired.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund has adopted policies and procedures governing the disclosure of information regarding its portfolio holdings.  As a general matter, it is the Fund’s policy that the public disclosure of information concerning the Fund’s portfolio holdings should be made at times and in circumstances under which it may promptly become generally available to the brokerage community and the investing public.  The policies and procedures provide that: (i) information about the Fund's portfolio holdings may not be disclosed until it is either filed with the SEC or mailed out to shareholders, which filing or mailing will not be made sooner than 30 days after the quarter's end, (ii) portfolio holdings information that is solely available in other regulatory reports or filings may not be disclosed, unless as expressly authorized by the Fund's President or Chief Compliance Officer (“CCO”), or where applicable, at least three days after mailing, or one day after EDGAR filing, and (iii) portfolio holdings information that is more current than that in reports or other filings filed electronically with the SEC may be disclosed 30 days after the relevant reporting period.

Public Disclosures.  Information regarding each Portfolio's portfolio holdings will be disclosed to the public as required or permitted by applicable laws, rules or regulations, such as in annual and semi-annual shareholder reports and other reports or filings with the SEC.  Such reports shall be released not sooner than 30 days after the end of the relevant reporting period, or after such period required under applicable law.

The Fund and GWFS Equities, Inc. (“GWFS Equities” or the “Distributor”), the principal underwriter of the Fund, may disclose a Portfolio's ten largest portfolio holdings in monthly performance updates provided to broker-dealers in connection with the distribution of Fund shares.  The monthly performance updates may not be released earlier than five days after the end of the relevant month and shall not be provided to any broker-dealer on a preferential basis.

The Fund may disclose its portfolio holdings to mutual fund databases and rating services such as Lipper and Morningstar, at such time as they request, for the purpose of obtaining ratings for the Fund and enabling such services to provide such portfolio holdings information to the public as they typically provide for rated funds.  Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement limiting the use of such information to the approved purposes.

Other Disclosures.  The Fund periodically provides information concerning its portfolio holdings to the Fund's service providers and the Fund's disinterested directors in connection with its provision of services to or on behalf of the Fund.  In addition to MCM, these service providers include any Sub-Adviser, custodian, broker-dealer, transfer agent, securities lending agents, auditor and legal counsel.

Portfolio holdings information may not be disclosed to the media, brokers or other members of the public if that information has not previously been made publicly available. Information in reports or other documents that are mailed to shareholders may be discussed three days (or later) after mailing.  Information that is filed on the SEC’s EDGAR system may be discussed one day (or later) after filing. Information available in other regulatory reports or filings may not be discussed without authorization by the Fund’s President or CCO.  The Fund may also disclose portfolio holding information to any regulator in response to any regulatory requirement not involving public disclosure, or any regulatory inquiry or proceeding and to any person, to the extent required by order or other judicial process.

The Fund may also disclose portfolio holdings information to any person who expressly agrees in writing to keep the disclosed information in confidence, and to use it only for purposes expressly authorized by the Fund.  Furthermore, as authorized by the President or CCO of the Fund in writing and upon his or her determination that such disclosure would be in the interests of the relevant Fund and its shareholders, a Portfolio may disclose portfolio holdings information.

Any exceptions authorized by the President or CCO are reported to the Board of Directors.  The Board also receives reports at least annually concerning the operation of these policies and procedures.  The Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Fund and its shareholders.

As authorized by the Board of Directors, the CCO has established and administers guidelines found by the Board to be in the best interests of shareholders concerning the dissemination of Fund portfolio holdings information, and resolution of conflicts of interest in connection with such disclosure, if any. The CCO reviews and decides on each information request and, if granted, how and by whom that information will be disseminated. The CCO reports to the Board of Directors periodically. Any modifications to the guidelines require prior Board approval.

At this time, the Fund has not entered into any ongoing arrangements to make available public and/or non-public information about the Fund's portfolio holdings.  If, in the future, the Fund desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the Fund’s SAI.  The Fund's portfolio holdings information may not be disseminated for compensation.  There is no assurance that the Fund’s policies on holdings information will protect the Portfolios from the potential misuse of holdings by individuals or firms in possession of that information.

MANAGEMENT OF THE FUND

The Fund
The Fund is organized under Maryland law, and is governed by the Board of Directors.  The Board is responsible for overall management of the Fund’s business affairs.  The Directors meet at least four times during the year to, among other things, oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review performance.

Directors and Officers
Information regarding the Directors and executive officers of the Fund including their ages, position(s) with the Fund, and their principal occupations during the last five years (or as otherwise indicated) are set forth below.  The business address of each Director and officer is 8515 East Orchard Road, Greenwood Village, Colorado 80111 (unless otherwise indicated).

There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.

FUND DIRECTORS AND OFFICERS

INDEPENDENT DIRECTORS*
Name, address and age	Position(s) Held with Fund	Term of Office (Length of Time Served)	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail Klapper (65)	Director	December 14, 2007 to present	Managing Attorney, Klapper Law Firm; Member, The Colorado Forum	54	Director, Guaranty Bancorp
Richard P. Koeppe (77)	Director	April 30, 1987 to present	Retired Educator	54
Sanford Zisman (69)	Director	March 19, 1982 to present	Attorney, Firm of Zisman,& Ingraham, P.C.	54
INTERESTED DIRECTORS AND OFFICERS*
Name, address and age	Position(s) Held with Fund	Term of Office (Length of Time Served)	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Mitchell T.G. Graye (53)	Director, Chairman and President	June 1, 2000 to present (as Director) and June 19, 2008 to present (as Chairman and President)	President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and Canada Life Insurance Company of America; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company, and The Crown Life Insurance Company; Executive Vice President and Chief Financial Officer, GWL&A Financial Inc.; President, Great-West Life & Annuity Insurance Capital (Nova Scotia) Co., Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II, and GWL Properties, Inc.	54	Director, Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II
Charles P. Nelson (48)	Director	September 22, 2008 to present	President, Great-West Retirement Services, a unit of Great-West Life & Annuity Insurance Company; Senior Vice President, Retirement Services, First Great-West Life & Annuity Insurance Company; Chairman and President, Advised Assets Group, LLC, EMJAY Corporation, EMJAY Retirement Plan Services, Inc., FASCore, LLC, and National Plan Coordinators of Delaware, Inc.; Chairman, President and Chief Executive Officer, GWFS Equities, Inc.; Manager, MCM	54
Mary C. Maiers (41)	Treasurer & Investment Operations Compliance Officer	December 4, 2008 to present
Vice President, Investment Operations, Great-West Life & Annuity Insurance Company; Assistant Vice President, Investment Operations, First Great-West Life & Annuity Insurance Company, and Canada Life Insurance Company of America; Treasurer and Investment Operations Compliance Officer, MCM

Beverly A. Byrne (54)	Secretary & Chief Compliance Officer	April 10, 1997 to present
Chief Compliance Officer, Chief Legal Counsel, Financial Services, Great-West Life & Annuity Insurance Company; Chief Legal Officer, Financial Services and Securities Compliance, GWL&A Financial Inc., First Great-West Life & Annuity Insurance Company, and Canada Life Insurance Company of America; Chief Legal Officer, Financial Services and Securities Compliance, U.S. Operations, The Great-West Life Assurance Company, and The Canada Life Assurance Company;  Vice President, Counsel and Associate Secretary, U.S. Operations, Crown Life Insurance Company; Secretary and Chief Compliance Officer, Advised Assets Group, LLC, MCM and GWFS Equities, Inc.; Secretary and Compliance Officer, EMJAY Corporation, and EMJAY Retirement Plan Services, Inc.; Chief Legal Officer and Secretary, FASCore, LLC; Vice President, Counsel and Secretary, National Plan Coordinators of Delaware, Inc.

* A Director who is not an “interested person” of the Fund (as defined in the 1940 Act) is referred to as an “Independent Director.”  An “Interested Director” refers to a Director or officer who is an “interested person” of the Fund by virtue of their affiliation with either the Fund or MCM.

Ms. Klapper’s son-in-law is a partner of a law firm that has acted as legal counsel for GWL&A on legal matters unrelated to the Fund or MCM.  MCM is a wholly owned subsidiary of GWL&A. The law firm provided legal advice to GWL&A during the two year period ended December 31, 2008.  However, Ms. Klapper’s son-in-law did not work on those matters.  Billings for such matters for the two years ended December 31, 2008 represented a very small percentage of the law firm’s total billings for that period.

Standing Committees
The Fund Board has two standing committees:  an Executive Committee and an Audit Committee

The Executive Committee may exercise all the powers and authority of the Board with respect to all matters other than:  (1) the submission to stockholders of any action requiring authorization of stockholders pursuant to state or federal law, or the Articles of Incorporation; (2) the filling of vacancies on the Board of Directors; (3) the fixing of compensation of the Directors for serving on the Board or on any committee of the Board, including the Executive Committee; (4) the approval or termination of any contract with an investment adviser or principal underwriter, as such terms are defined in the 1940 Act, or the taking of any other action required to be taken by the Board of Directors by the 1940 Act; (5) the  amendment or repeal of the By-laws or the adoption of new By-laws; (6) the  amendment or repeal of any  resolution of the Board that by its terms may be amended or repealed only by the Board; and (6) the  declaration  of  dividends  and the  issuance of capital stock of the Fund.  Messrs. Graye and Nelson are the members of the Executive Committee.  One meeting of the Executive Committee was held in 2008.

As set out in the Fund’s Audit Committee Charter, the basic purpose of the Audit Committee is to enhance the quality of the Fund’s financial accountability and financial reporting by providing a means for the Fund’s disinterested Directors to be directly informed as to, and participate in the review of, the Fund’s audit functions.  Another objective is to ensure the independence and accountability of the Fund’s outside auditors and provide an added level of independent evaluation of the Fund’s internal accounting controls.  Finally, the Audit Committee reviews the extent and quality of the auditing efforts.  The function of the Audit Committee is oversight.  It is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.  Messrs. Koeppe and Zisman and Ms. Klapper are the members of the Audit Committee.  Two meetings of the Audit Committee were held in 2008.

Ownership
As of December 31, 2008, the following members of the Board of Directors had beneficial ownership in the Fund and/or any other investment companies overseen by the Director:

Director	Portfolio	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies
R.P. Koeppe*	Maxim MFS International Value	$1 - $10,000
R.P. Koeppe*	Maxim Loomis Sayles Small-Cap Value	$1 - $10,000
R.P. Koeppe*	Maxim T. Rowe Price Equity/Income	$10,001 - $50,000
R.P. Koeppe*	Maxim T. Rowe Price MidCap Growth	$1 - $10,000	$10,001 - $50,000
C.P. Nelson	Maxim Index 600	$1 - $10,000	$1 - $10,000
*Director is not an “interested person” of the Fund (as defined in the 1940 Act), also referred to as an “Independent Director.”  Richard P. Koeppe beneficially owned shares of the Portfolios as set forth above through a qualified retirement plan that invests in a group variable annuity.

Independent Directors and their Immediate Family Members
As of December 31, 2008, other than as described above under “Ownership,” no Independent Director and no immediate family member of an Independent Director beneficially or of record owned any equity securities of an investment adviser or the principal underwriter of the Fund, or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Fund.

As of December 31, 2008, no Independent Director and no immediate family member of an Independent Director has, during the two most recently completed calendar years, held a position, including as an officer, employee, director or general partner, with any of the following:

•          the Fund;
•
any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same investment adviser or principal underwriter as the Fund or has an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of the Fund;

•          an investment adviser, the principal underwriter or affiliated person of the Fund; or
•	any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Fund.

As of December 31, 2008, no Independent Director and no immediate family member of an Independent Director has, during the two most recently completed calendar years, had any direct or indirect interest, the value of which exceeded $120,000, in any of the following:

•          an investment adviser or the principal underwriter of the Fund; or
•	any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Fund.

As of December 31, 2008, no Independent Director and no immediate family member of an Independent Director has, during the two most recently completed calendar years, had any material direct or indirect interest in any transaction or series of similar transactions, in which the amount involved exceeded $120,000 and to which any of the following persons was a party:

•          the Fund, or officer thereof;
•
any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same investment adviser or principal underwriter as the Fund or has an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of the Fund, or officer thereof;

•          an investment adviser or the principal underwriter of the Fund, or officer thereof; or
•	any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Fund, or officer thereof.

As of December 31, 2008, no Independent Director and no immediate family member of an Independent Director has, during the two most recently completed calendar years, had any direct or indirect relationship, in which the amount involved exceeded $120,000, with any of the following persons:

•          the Fund, or officer thereof;
•
any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same investment adviser or principal underwriter as the Fund or has an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of the Fund, or officer thereof;

•          an investment adviser or the principal underwriter of the Fund, or officer thereof; or
•	any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Fund, or officer thereof.

As of December 31, 2008, no officer of an investment adviser or the principal underwriter of the Fund or an officer of any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Fund, during the two most recently completed calendar years, has served on the board of directors of a company where an Independent Director of the Fund or an immediate family member of an Independent Director has also served as an officer of such company during the two most recently completed calendar years.

Compensation
The Fund pays no salaries or compensation to any of its officers or Directors affiliated with the Fund or MCM.  The chart below sets forth the annual compensation paid to the Independent Directors and certain other information.

Name of Independent Director	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors
R.P. Koeppe	$60,300	0	0	$60,300
S. Zisman	$64,000	0	0	$64,000
G. Klapper	$56,600	0	0	$56,600

*As of December 31, 2008, there were 33 funds for which the Directors serve as Directors, all of which were Portfolios of the Fund.  The total compensation paid is comprised of the amount paid during the Fund’s most recently completed fiscal year by the Fund and its affiliated investment companies.

CODES OF ETHICS

The Fund, MCM, and GWFS Equities each have adopted a Code of Ethics addressing investing by their personnel pursuant to Rule 17j-1 under the 1940 Act.  Each Code permits personnel to invest in securities, including securities purchased or held by the Fund under certain circumstances.  Each Code places appropriate restrictions on all such investments.

Proxy Voting Policies

Proxies will be voted in accordance with the proxy policies and procedures attached hereto as Appendix B.  Proxy voting information for the Fund will be provided upon request, without charge.  A copy of the applicable proxy voting record may be requested by calling 1-866-831-7129, or writing to: Secretary, Maxim Series, Fund, Inc. at 8515 East Orchard Road, Greenwood Village, Colorado 80111.  Information regarding how the Fund voted proxies relating to the Portfolios is also available on the SEC's website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser
MCM is a Colorado limited liability company, located at 8515 East Orchard Road, Greenwood Village, Colorado 80111, and serves as investment adviser to the Fund pursuant to an investment advisory agreement (“Investment Advisory Agreement”) dated December 5, 1997, as amended.  MCM is registered as an investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”).  MCM is a wholly-owned subsidiary of GWL&A, which is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company.  GWL&A Financial, Inc. is an indirectly owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Mr. Paul Desmarais, through a group of private holding companies that he controls, has voting control of Power Corporation of Canada.

Investment Advisory Agreement
Under the terms of the Investment Advisory Agreement with the Fund, MCM acts as investment adviser and, subject to the supervision of the Board of Directors, directs the investments of each Portfolio in accordance with its investment objective, policies and limitations. MCM also provides the Fund with all necessary office facilities and personnel for servicing the Portfolios’ investments, compensates all officers of the Fund and all Directors who are "interested persons" of the Fund or of MCM, and all personnel of the Fund or MCM performing services relating to research, statistical and investment activities.

In addition, MCM, subject to the supervision of the Board of Directors, provides the management and administrative services necessary for the operation of the Fund. These services include providing facilities for maintaining the Fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the Fund's records and the registration of Fund shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Directors.

The Investment Advisory Agreement became effective on December 5, 1997 and was amended effective July 26, 1999, May 1, 2002, May 1, 2003, July 1, 2003, May 1, 2004, May 1, 2005, May 1, 2006, December 12, 2006, February 15, 2008, April 30, 2009, and August 11, 2009.  As approved, the Investment Advisory Agreement will remain in effect until May 1, 2010, and will continue in effect from year to year if approved annually by the Board of Directors including the vote of a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons of any such party, or by vote of a majority of the outstanding shares of the affected Portfolio.  Any material amendment to the Investment Advisory Agreement becomes effective with respect to the affected Portfolio upon approval by vote of a majority of the outstanding voting securities of that Portfolio.  The Investment Advisory Agreement is not assignable and may be terminated without penalty with respect to any Portfolio either by the Board of Directors or by vote of a majority of the outstanding voting securities of such Portfolio or by MCM, each on 60 days notice to the other party.

Sub-Advisory Agreements
MCM has entered into a sub-advisory agreement with each Sub-Adviser (“Sub-Advisory Agreements”) with respect to the daily management of the Portfolios.  Each Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of a Portfolio.  MCM, in turn, pays sub-advisory fees to each Sub-Adviser for its services. As approved, the continuation of the Sub-Advisory Agreements will remain in effect until May 1, 2010, and from year to year if approved annually by the Board of Directors including a vote of a majority of the Directors who are not parties to the Sub-Advisory Agreement or interested persons of any such party, or by vote of a majority of the outstanding shares of the affected Portfolio.

Management Fees
Each Portfolio pays a management fee to MCM for managing its investments and business affairs.  MCM is paid monthly at an annual rate of a Portfolio's average net assets as described in the Prospectus.

Sub-Advisers

ARIEL INVESTMENTS, LLC
Ariel Investments, LLC ("Ariel") serves as the Sub-Adviser to the Maxim Ariel Small-Cap Value Portfolio and the Maxim Ariel MidCap Value Portfolio pursuant to Sub-Advisory Agreements dated December 1, 1993, as amended, and February 5, 1999, as amended, respectively.  Ariel, registered as an investment adviser under the Advisers Act, is a limited liability company with its principal business address at 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.  Ariel is a privately held minority-owned money manager.

MCM is responsible for compensating Ariel, which receives monthly compensation for its services at the annual rate of 0.40% of the average daily net asset value up to $5 million, 0.35% on the next $10 million, 0.30% on the next $10 million, and .25% of such value in excess of $25 million for the Maxim Ariel Small-Cap Value Portfolio.  Ariel receives compensation for its services at the annual rate of 0.50% of the average daily net asset value on  the first $25 million of assets, 0.40% on the next $75 million of assets and 0.30% on all amounts over $100 million of the Maxim Ariel MidCap Value Portfolio.

Other Accounts Managed

John W. Rogers, Jr. is the portfolio manager for the Maxim Ariel Small-Cap Value and Maxim Ariel Midcap Value Portfolios and all other accounts managed in the same investment style by Ariel.  The following table provides information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities.  The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance.  The information is provided as of the Portfolio’s fiscal year ended December 31, 2008.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
John W. Rogers	5	2169.9	0	0	114	1822.1	0	0	0	0	1	267.6

Material Conflicts of Interest Policy

Accounts managed within the same strategy are managed using similar investment weightings.  This does not mean, however, that all accounts in a given strategy will hold the same stocks.  Potential conflict of interest may arise, for example between those accounts that have performance-based fees and those accounts that do not have such fees.  Ariel allocates investment decisions across all accounts in a strategy in order to limit the conflicts involved in managing multiple accounts.  Differences in investments are as a result of individual client account investment restrictions or the timing of additions and withdrawals of amounts subject to account management.

Compensation

Mr. Rogers compensation is determined by Ariel’s Board of Directors and is composed of:

(i)           Base Salary.  Base Salary is a fixed amount determined at the beginning of each compensation year and is calculated based upon market factors for CEOs of comparable firms.

(ii)           Discretionary Bonus Pool.  The quarterly discretionary bonus is related to the profitability of Ariel and consists of cash and mutual fund shares purchased by Ariel in the funds managed by Mr. Rogers.

(iii)           Annual Incentive Award.  An annual incentive award based upon goals set by Ariel’s Board of Directors that are tied to the performance of the funds he manages against relevant indices over a market cycle, the performance of Ariel (profitability standards (EBITDA margin)), adherence to investment strategy and Mr. Rogers’ execution of various annual firm goals, such as allocating firm resources to enhance the funds’ success and meeting budgetary goals.

(iv)           Stock Grant.  Stock grants are based upon Mr. Rogers’ contribution to Ariel and his perceived value in the market place.

(v)           Profit Sharing Plan.  A contribution to Mr. Rogers’ portion of Ariel’s profit sharing plan is based upon criteria used for all employees of Ariel.

There is no set formula for any of the above components of Mr. Rogers’ compensation; rather, all compensation is based upon factors determined by Ariel’s Board of Directors at the beginning of each year.

Ownership of Securities

The portfolio manager does not own any shares of the Portfolios.

FEDERATED INVESTMENT MANAGEMENT COMPANY
Federated Investment Management Company (“Federated”) serves as the Sub-Adviser to the Maxim Federated Bond Portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2003.  Federated, registered as an investment adviser under the Advisers Act, is a Delaware business trust with its principal business address at Federated Investors Towers, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.  Federated is a wholly owned subsidiary of Federated Investors, Inc., one of the largest mutual fund investment managers in the United States.

MCM is responsible for compensating Federated, which receives monthly compensation for its services at the annual rate of 0.15% on the first $100 million, 0.12% on the next $150 million, and 0.10% on all amounts over $250 million.

Other Accounts Managed

Robert J. Ostrowski, Christopher J. Smith, and John T. Gentry are the portfolio managers of the Maxim Federated Bond Portfolio.  The high-yield portion of the Maxim Federated Bond Portfolio is managed by Mr. Mark E. Durbiano, CFA.  The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities.  The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance.  The information is provided as of the Portfolio’s fiscal year ended December 31, 2008.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Bob Ostrowski	0	0	2	24.295	6	436.094	0	0	0	0	0	0
Christopher Smith	6	1279.759	0	0	4	498.307	0	0	0	0	0	0
John Gentry	0	0	3	34.910	13	507.167	0	0	0	0	0	0
Mark Durbiano	8	2410.791	3	84.617	1	30.956	0	0	0	0	0	0

Material Conflicts of Interest Policy

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from fund portfolio trades (for example, research, or “soft dollars”).  The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Portfolio from being negatively affected as a result of any such potential conflicts.

Compensation

Robert Ostrowski is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

In his role as Chief Investment Officer, Robert Ostrowski has oversight responsibility for all taxable fixed income products.  Mr. Ostrowski’s IPP is calculated with an equal weighting of Federated’s five major taxable fixed income product groups (international fixed income, high yield, corporate/cross sector, government/mortgage-backed, and separately managed accounts), all accounts within a product group are equally weighted as well.  IPP is measured on rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. account benchmarks, and vs. designated peer groups of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.    In addition, Mr. Ostrowski serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income products.  A portion of the IPP score is based on Federated's senior management's assessment of team contributions.  A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

In addition, Robert Ostrowski was awarded a grant of restricted Federated stock.  Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

Christopher Smith is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on IPP and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Portfolio’s benchmark (i.e., Barclays Capital Aggregate Bond Index), and vs. the designated peer group of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Smith is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks and performance measures.  The performance of certain of these accounts is excluded when calculating IPP.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  In addition, Mr. Smith serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income funds.  A portion of the IPP score is based on Federated's senior management's assessment of team contributions.  A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

John Gentry is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Portfolio’s benchmark (i.e., Barclays Capital Aggregate Bond Index), and vs. the designated peer group of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Gentry is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks and performance measures.  The performance of certain of these accounts is excluded when calculating IPP.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  A portion of the IPP score is based on Federated's senior management's assessment of team contributions.  A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.  Additionally, a portion of Mr. Gentry’s IPP score is based on the performance of portfolios for which he provides fundamental credit research.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Mark Durbiano is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on IPP and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

Mr. Durbiano manages only the high yield portion of the Fund's portfolio.  Mr. Durbiano’s IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs. the high yield portion of the Portfolio’s benchmark (i.e. Barclays Capital U.S. Corporate High Yield 2% Issuer Constrained Index), and vs. the high yield portion of the Portfolio’s designated peer group of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Durbiano is also the portfolio manager for other accounts in addition to the Portfolio.  Such other accounts may have different benchmarks.  The performance of certain of these accounts is excluded when calculating IPP.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  In addition, Mr. Durbiano serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income funds.  A portion of the IPP score is based on Federated's senior management's assessment of team contributions.  A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Ownership of Securities

The portfolio managers do not own any shares of the Portfolio.

FRANKLIN ADVISERS, INC.
Franklin Advisers, Inc. (“FAI”) serves as the Sub-Adviser to the Maxim Global Bond Portfolio pursuant to a Sub-Advisory Agreement dated July 5, 2005.  FAI, registered as an investment adviser under the Advisers Act, is a wholly owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization listed on the New York Stock Exchange, with its principal business address at One Franklin Parkway, San Mateo, California 94403.

MCM is responsible for compensating FAI, which receives monthly compensation for its services at the annual rate of 0.30% on the first $100 million, 0.275% on the next $200 million, and 0.25% on all amounts over $300 million.

Other Accounts Managed

The Portfolio is managed by a team of portfolio managers.  Dr. Michael Hasenstab, a Portfolio co-manager, is senior vice president, co-director, and portfolio manager for Franklin Templeton Investments’ International Bond Department.  The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities.  The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance.  The information is provided as of the Portfolio’s fiscal year ended December 31, 2008.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Michael Hasenstab	13	15,955.4	23	14,662.5	11	904.3	0	0	0	0	0	0

The various pooled investment vehicles and accounts listed are managed by a team of investment professionals.  Accordingly, the individual manager listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Portfolio may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts.  The advisory fees for some of such other products and accounts may be different than that charged to the Portfolio and may include performance based compensation.  This may result in fees that are higher (or lower) than the advisory fees paid by the Portfolio. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Material Conflicts of Interest Policy

The management of multiple funds, including the Portfolio, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolio.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Portfolio. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management.  As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest.  While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The Sub-Adviser and the Portfolio have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation
The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals.  Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package.  Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:
(i)           Base salary.  Each portfolio manager is paid a base salary.

(ii)           Annual bonus.  Annual bonuses are structured to align the interests of the portfolio manager with those of the Portfolio’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%).  The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager.  The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Portfolio shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Portfolio, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

▪
Investment performance.  Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team.  The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

▪
Non-investment performance.  The more qualitative contributions of the portfolio manager to the manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

▪	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

(iii)           Additional long-term equity-based compensation.  Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Securities

The portfolio manager does not own any shares of the Portfolio.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.
Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as the Sub-Adviser to the Maxim MidCap Value Portfolio pursuant to a Sub-Advisory Agreement dated April 18, 2008. GSAM, registered as an investment adviser under the Advisers Act, is a Delaware limited partnership with its principal business address at 32 Old Slip, New York, New York 10005.  GSAM is an affiliate of Goldman, Sachs & Co. (‘‘Goldman Sachs’’). In connection with GSAM’s service as Sub-Adviser to the Portfolio, Goldman Sachs Asset Management International (“GSAMI”) will implement and manage certain country and currency strategies of the Portfolio. The management and investment of these strategies by GSAMI will be based on the amount of the risk budget for the Portfolio allocated by GSAM to GSAMI for these strategies. GSAMI is not compensated by MCM. GSAMI is located at Christchurch Court, 10-15 Newgate Street, London, England EC1A7HD, and is an affiliate of Goldman Sachs.  GSAMI is a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991.

MCM is responsible for compensating GSAM, which receives monthly compensation for its services at the annual rate of 0.40% on the first $100 million, 0.35% on the next $600 million, and 0.32% thereafter.

Other Accounts Managed

The management of and investment decisions for the Portfolio are made by the GSAM Quantitative Investment Strategies (“QIS”) Team.  Andrew W. Alford, Katinka Domotorffy and Kent Daniel are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities.  The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance.  The information is provided as of the Portfolio’s fiscal year ended December 31, 2008.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Andrew Alford	64	18,429.9	74	11,997.2	714	51,568.3	0	0	34	5429.9	74	27,066.5
Katinka Domotorffy	64	18,429.9	74	11,997.2	714	51,568.3	0	0	34	5429.9	74	27,066.5
Kent Daniel	0	0	0	0	0	0	0	0	0	0	0	0

Material Conflicts of Interest Policy.

GSAM’s portfolio managers are often responsible for managing the Portfolio, one or more of the series of funds under the Goldman Sachs Trust, as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. They seek to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between the series of funds under the Goldman Sachs Trust and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Compensation

Quantitative Domestic Equity Portfolio Management Team’s Base Salary and Performance Bonus.

GSAM provides compensation packages for its investment professionals, which are comprised of a base salary and a performance bonus. The year-end performance bonus is a function of each professional’s individual performance; his or her contribution to the overall performance of the group; the performance of GSAM; the profitability of Goldman Sachs; and anticipated compensation levels among competitor firms.

Portfolio management teams are rewarded for their ability to outperform a benchmark while managing risk exposure. An individual’s compensation depends on his/her contribution to the team as well as his/her ability to work as a member of the team.

The portfolio management team’s performance measures are aligned with GSAM’s goals to: (1) exceed benchmark over one-year and three-year periods; (2) manage portfolios within a defined range around a targeted tracking error; (3) perform consistently with objectives and client commitments; (4) achieve top tier rankings and ratings; and (5) manage all similarly mandated accounts in a consistent manner.

Performance-related remuneration for portfolio managers is significantly influenced by the following criteria: (1) overall portfolio performance and consistency of performance over time; (2) consistency of performance across accounts with similar profiles; (3) compliance with risk budgets; and (4) communication with other portfolio managers within the research process.

In addition, detailed portfolio attribution is critical to the measurement process.

Other Compensation.  In addition to base salary and performance bonus, the Investment Adviser has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401(k) program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.

Ownership of Securities

The portfolio managers do not own any shares of the Portfolio.

INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC.
Invesco Global Asset Management (N.A.), Inc. (“IGAM)” serves as the Sub-Adviser to the Maxim Invesco ADR Portfolio pursuant to a Sub-Advisory Agreement dated March 3, 1997.  IGAM, registered as an investment adviser under the Advisers Act, is a Delaware corporation with its principal business address at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.  IGAM is an indirect wholly-owned subsidiary of Invesco Ltd.  Invesco Ltd. is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis.  Invesco Ltd. was formed in connection with a shareholder-approved redomicile of INVESCO PLC from the United Kingdom to Bermuda that became effective on December 4, 2007.  Prior to May 23, 2007, INVESCO PLC was known as AMVESCAP PLC.

MCM is responsible for compensating IGAM, which receives monthly compensation for its services at the annual rate of 0.55% on the first $50 million, 0.50% on the next $50 million, and 0.40% on assets over $100 million.

Other Managed Accounts

The IGAM investment team for the Portfolio is comprised of portfolio managers, some of whom also have research responsibilities, who collectively make decisions about investments in the Portfolio or other accounts under the direction of the Chief Investment Officer.  The portfolio managers with the most significant responsibility within the investment team are Erik B. Granade, CFA, W. Lindsay Davidson, Ingrid E. Baker, CFA, Michele T. Garren, CFA and Kent A. Starke.  The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities.  The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance.  The information is provided as of the Portfolio’s fiscal year ended December 31, 2008.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Erik B. Granade	3	399	9	999	82	6545	0	0	0	0	0	0
W. Lindsay Davidson	3	399	9	999	82	6545	0	0	0	0	0	0
Ingrid E. Baker	3	399	9	999	82	6545	0	0	0	0	0	0
Michele T. Garren	3	399	9	999	82	6545	0	0	0	0	0	0
Kent A. Starke	3	399	9	999	82	6545	0	0	0	0	0	0

Material Conflicts of Interest Policy

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account.  More specifically, portfolio managers who manage multiple accounts may be presented with the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account.  IGAM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Portfolio.  If a portfolio manager identifies a limited investment opportunity, which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts.  To deal with these situations, IGAM has adopted procedures for allocating portfolio transactions across multiple accounts.

With respect to securities transactions, IGAM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction.  However, with respect to certain other accounts, IGAM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, IGAM may place separate, non-simultaneous, transactions for accounts, which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of an account.

Finally, the appearance of a conflict of interest may arise where IGAM has an incentive, such as a performance-based management fee, which relates to the management of one but not all accounts with respect to which a portfolio manager has day-to-day management responsibilities.

IGAM has adopted certain compliance procedures, which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

IGAM seeks to maintain a compensation structure that is competitively positioned to attract and retain high-caliber investment professionals.  Portfolio managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity.  Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market as well as to adjust the factors used to determine bonuses to promote competitive investment performance.  IGAM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.  Each portfolio manager’s compensation consists of the following three elements:

(i)           Base salary.  Each portfolio manager is paid a base salary.  In setting the base salary, IGAM’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

(ii)           Annual Bonus.  The portfolio managers are eligible, along with other employees of IGAM, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for each of its investment centers, including IGAM. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, the Compensation Committee considers assets under management when determining the initial year-end bonus pool. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts he or she manages as measured against the performance of applicable peer groups over the one-, three- and five-year periods.  High investment performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

(iii)           Equity-based compensation.  Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of the Invesco Ltd. Board of Directors.  Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

Ownership of Securities

The portfolio managers do not own any shares of the Portfolio.

INVESCO INSTITUTIONAL (N.A.), INC.

Invesco Institutional (N.A.), Inc. (“Invesco”) serves as the Sub-Adviser to the Maxim Small-Cap Value Portfolio pursuant to a Sub-Advisory Agreement dated April 18, 2008.  Invesco, a wholly owned subsidiary of Invesco Ltd., is registered as an investment adviser under the Advisers Act and has its principal business address at One Midtown Plaza, 1360 Peachtree, N.E., Atlanta, Georgia 30309.

MCM is responsible for compensating Invesco, which receives monthly compensation for its services at the annual rate of 0.50% on the first $100 million, 0.45% on the next $100 million, 0.30% on the next $200 million and 0.20% thereafter.

Other Accounts Managed

Daniel A. Kostyk, Jeremy Lefkowitz, Anthony J. Munchak, Glen E. Murphy and Francis M. Orlando are the portfolio managers of the Maxim Small-Cap Value Portfolio.  The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities.  The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance.  The information is provided as of the Portfolio’s fiscal year ended December 31, 2008.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Daniel A. Kostyk	7	628.1	12	756.2	31	1,315.5	0	0	0	0	4	116.9
Jeremy Lefkowitz	8	636.5	22	1,449.2	90	6,922.1	1	25.7	0	0	18	2,139.7
Anthony J. Munchak	7	628.1	12	756.2	31	1,315.5	0	0	0	0	4	116.9
Glen E. Murphy	7	628.1	12	756.2	31	1,315.5	0	0	0	0	4	116.9
Francis M. Orlando	7	629.1	12	756.2	31	1,315.5	0	0	0	0	4	116.9

Material Conflicts of Interest Policy

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account.  More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following potential conflicts:

•
The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account.  Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment models that are use in connection with the management of the Portfolio.

•
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts.  To deal with these situations, Invesco has adopted procedures for allocating portfolio transactions across multiple accounts.

•
With respect to securities transactions for the Portfolio, Invesco determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades though a particular broker.  In these cases, trades for the Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Portfolio or other accounts involved.

•
Finally, the appearance of a conflict may arise where Invesco has an incentive, such as performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which the portfolio manager has day-to-day management responsibilities.

Invesco has adopted certain compliance procedures which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals.  Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity.  Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance.  Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.  Each portfolio manager’s compensation consists of the following three elements:

(i)           Base salary.  Each portfolio manager is paid a base salary.  In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

(ii)          Annual bonus.  The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for each of its investment centers, including Invesco. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, the Compensation Committee considers assets under management when determining the initial year-end bonus pool. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts he or she manages as measured against the performance of applicable peer groups over the one-, three- and five-year periods.  High investment performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

(iii)         Equity-based compensation.  Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares or deferred shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of the Invesco Ltd. Board of Directors.  Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and program available generally to all employees.

Ownership of Securities

The portfolio managers do not own any shares of the Portfolio.

JANUS CAPITAL MANAGEMENT LLC
Janus Capital Management LLC (“Janus”) serves as the Sub-Adviser to the Maxim Janus Large Cap Growth Portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2003.  Janus, registered as an investment adviser under the Advisers Act, is a Colorado limited liability company with its principal business address at 151 Detroit Street, Denver, Colorado 80206.  Janus is a directly owned subsidiary of Janus Capital Group Inc. (“JCGI”).

MCM is responsible for compensating Janus, which receives monthly compensation for its services at the annual rate of 0.50% on the first $250 million, 0.45% on the next $500 million, 0.40% on the next $750 million and 0.35% on all amounts over $1.5 billion.

Other Accounts Managed

Ron Sachs, a Vice President of Janus, is the portfolio manager of the Maxim Janus Large Cap Growth Portfolio.  The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities.  The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance.  The information is provided as of the Portfolio’s fiscal year ended December 31, 2008.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Ron Sachs	17	14,085	1	50	10	1164	0	0	0	0	1	150.4

Material Conflicts of Interest Policy

The portfolio manager may manage other accounts with investment strategies similar to the Portfolio.  Those other accounts may include other Janus funds, private-label mutual funds for which Janus serves as sub-adviser, and separately managed accounts.  Fees earned by Janus may vary among these accounts, the portfolio manager may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on his compensation than others.  These factors could create conflicts of interest because the portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Portfolio.  A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts.  In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.  In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

Compensation

Portfolio managers and, if applicable, co-portfolio managers (“portfolio manager” or “portfolio managers”) are compensated for managing the Portfolio and any other funds, portfolios or accounts for which they have exclusive or shared responsibilities (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

Fixed Compensation:  Fixed compensation is paid in cash and is comprised of an annual base salary established based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

Variable Compensation:  Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager).  Variable compensation is calculated based on pre-tax performance of the Managed Funds.

Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds’ performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

Aggregate compensation derived from the Managed Funds’ performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds.  Actual performance is calculated based on the Managed Funds’ aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds’ performance in the three- and five-year periods.  The compensation determined from the Managed Funds’ performance is then allocated to the respective portfolio manager(s).

A portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool.  The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by sub-advisers) and the investment performance of such firm-wide managed assets.  Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus based upon, among other things:  (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

Portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all variable compensation in accordance with the JCGI’s Executive Income Deferral Program.

The Fund’s Lipper peer group for compensation purposes is the Large-Cap Growth Funds.

Ownership of Securities

The portfolio manager does not own any shares of the Portfolio.

LOOMIS, SAYLES, & COMPANY, L.P.
Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as the Sub-Adviser to the Maxim Loomis Sayles Bond and Maxim Loomis Sayles Small-Cap Value Portfolios pursuant to a Sub-Advisory Agreement dated October 30, 2000.  Loomis Sayles, registered as an investment adviser under the Advisers Act, is a Delaware limited partnership with its principal business address at One Financial Center, Boston, Massachusetts 02111.  Loomis Sayles serves as investment manager to a variety of investors, including individuals, retirement plans, corporations, mutual funds and others.  Loomis Sayles is a limited partnership whose general partner, Loomis, Sayles & Company, Incorporated is a wholly owned subsidiary of Natixis Global Asset Management Holdings, LLC, which is in turn a wholly-owned subsidiary of Natixis Global Asset Management L.P. ("NGAM LP"). NGAM LP owns the entire limited partnership interest in Loomis Sayles.  NGAM LP is part of Natixis Asset Management, an international asset management group based in Paris, France. Natixis Global Asset Management is ultimately owned principally, directly or indirectly, by three large French financial services entities: Natixis, an investment banking and financial services firm; the Caisse Nationale des Caisses d'Epargne, a financial institution owned by French regional saving banks known as the Caisses d'Epargne; and Banque Fédérale des Banques Populaires, a financial institution owned by regional cooperative banks known as the Banques Populaires.

MCM is responsible for compensating Loomis Sayles, which receives monthly compensation for its services at the annual rate of 0.50% on the first $10 million, 0.45% on the next $15 million, 0.40% on the next $75 million and 0.30% on all amounts over $100 million of the Maxim Loomis Sayles Small-Cap Value Portfolio; and .30% on all assets of the Maxim Loomis Sayles Bond Portfolio.

Other Accounts Managed

The day-to-day manager of the Maxim Loomis Sayles Bond Portfolio is Daniel J. Fuss.  The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities.  The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance.  The information is provided as of the Portfolio’s fiscal year ended December 31, 2008.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Daniel Fuss	13	28,880.5	4	492.1	80	7,526	0	0	0	0	4	669

Joseph R. Gatz and Daniel G. Thelen have co-managed the Maxim Loomis Sayles Small-Cap Value Portfolio since 2000.  The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities.  The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance.  The information is provided as of the Portfolio’s fiscal year ended December 31, 2008.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Joseph Gatz	3	1089.8	1	39.7	38	394.7	0	0	0	0	0	0
Daniel Thelen	3	1089.8	1	39.7	38	394.7	0	0	0	0	0	0

Material Conflicts of Interest Policy

The fact that a portfolio manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest.  A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies.  Such favorable treatment could lead to more favorable investment opportunities for some accounts.   Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time.  In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

Compensation

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients.  Portfolio manager compensation is made up of three main components – base salary, variable compensation and a long-term incentive program.  Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers.  Loomis Sayles also offers a profit sharing plan.

Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

Variable compensation is an incentive-based component and generally represents a significant multiple of base salary.  It is based on four factors – investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment.  Investment performance is the primary component and generally represents at least 60% of the total for fixed income managers and 70% for equity managers.  The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the group's Chief Investment Officer (CIO) and senior management.  The CIO and senior management evaluate these other factors annually.

Fixed income managers. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed income managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group.  The benchmark used for the investment style utilized for the Maxim Loomis Sayles Bond Portfolio is the Merrill Lynch Corporate/Government Index.  The customized peer group is created by the firm and is made up of institutional managers in the particular investment style.  A manager’s relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance.  To ensure consistency, the firm’s calculation incorporates relative performance of the manger’s three year return over the last 20 quarters.  If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks for fixed income manager performance because it believes they represent an appropriate combination of the competitive fixed income product universe and the investment styles offered by the firm.

Mr. Fuss’s compensation is also based on his overall contributions to the firm in his various roles as Senior Portfolio Manager, Vice Chairman and Director.  As a result of these factors, the contribution of investment performance to Mr. Fuss’ total variable compensation may be significantly lower the percentage reflected above.

Equity managers. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of a peer group of institutional managers in that style.  A manager’s performance relative to the peer group for the 1, 3 and 5 year periods is used to calculate the amount of variable compensation payable due to performance.  Longer-term performance (3 and 5 years) combined is weighted more than shorter-term performance (1 year).  If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.  An external benchmark is used as a secondary comparison.  The benchmark used for the investment style utilized for the Maxim Loomis Sayles Small Cap Portfolio is the Russell 2000 Value Index.

Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm.  Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.

Equity and Fixed Income Managers. Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;
•	upon retirement a participant will receive a multi-year payout for his or her vested units;
•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan also is similarly constructed although the participants’ annual participation in company earnings is deferred for three years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles.  In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen.  Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount).  The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003.  The defined benefit is based on years of service and base compensation (up to a maximum amount).

Ownership of Securities

The portfolio managers do not own any shares of the Portfolios.

MASSACHUSETTS FINANCIAL SERVICES COMPANY
Massachusetts Financial Services Company (“MFS”) serves as the Sub-Adviser to the Maxim MFS International Growth Portfolio, pursuant to a Sub-Advisory Agreement dated May 1, 2003, and to the Maxim MFS International Value Portfolio, pursuant to a Sub-Advisory Agreement dated September 1, 2009. MFS, registered as an investment adviser pursuant to the Advisers Act, is a Delaware corporation with its principal business address at 500 Boylston Street, Boston, Massachusetts 02116.   MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a diversified financial services company.

MCM is responsible for compensating MFS, which receives monthly compensation for its services at the annual rate of 0.35% on all assets of the Maxim MFS International Growth Portfolio and 0.40% on all assets of the Maxim MFS International Value Portfolio.

Other Accounts Managed

The Maxim MFS International Growth Portfolio is co-managed by Marcus L. Smith and Daniel Ling and the Maxim MFS International Value Portfolio is co-managed by Benjamin Stone and Barnaby Wiener.  The following tables provide information regarding registered investment companies, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities.  The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance.  The information is provided as of August 31, 2009 for the Maxim MFS International Growth Portfolio and as of June 30, 2009 for the Maxim MFS International Value Portfolio.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Daniel Ling	0	0	0	0	0	0	0	0	0	0	0	0
Marcus L. Smith	10	7524	1	146	26	5071	0	0	0	0	1	351
Benjamin Stone	4	2309	1	276	4	269	0	0	0	0	0	0
Barnaby Wiener	4	2309	5	1295	5	284	0	0	0	0	0	0

Material Conflicts of Interest Policy

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Portfolio and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple portfolios and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts.  In certain instances there are securities which are suitable for the Portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives.  A Portfolio’s trade allocation policies may give rise to conflicts of interest if the Portfolio’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries.  A portfolio manager may execute transactions for another portfolio or account that may adversely impact the value of the Portfolio’s investments.  Investments selected for portfolios or accounts other than the Portfolio may outperform investments selected for the Portfolio.  When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each.  It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio’s ability to participate in volume transactions will produce better executions for the Portfolio.

MFS does not receive a performance fee for its management of the Portfolio.  As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio-for instance, those that pay a higher advisory fee and/or have a performance adjustment.

Compensation

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

(i)           Base Salary   – Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 10%) than performance bonus.

(ii)           Performance Bonus – Generally, the performance bonus represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”).  As of December 31, 2008, the following benchmarks were used:

Portfolio Manager	Benchmark(s)
Marcus L. Smith	Lipper International Funds
MSCI EAFE Index
Standard & Poor’s Europe Pacific Asia Composite LargeMidCap Growth Index
Lipper International Large-Cap Growth Funds
Lipper International Large-Cap Core Funds
MSCI Japan Index
FTSE All-World Developed Index

Barnaby Wiener	Lipper International Funds
Lipper Variable International Value Funds
MSCI EAFE Index
Lipper International Multi-Cap Core Funds
Lipper International Multi-Cap Value Funds
MSCI World Index
Lipper Variable International Core Funds
MSCI Europe Index
Lipper Global Funds
FTSE All-share Index
MSCI KOKUSAI Index

Additional or different benchmarks, including versions of indices and custom indices may also be used.  Primary weight is given to portfolio performance over a three-year period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from Portfolio and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan.  Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms.  The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.

Ownership of Securities

The portfolio managers do not own any shares of the Portfolios.

MELLON CAPITAL MANAGEMENT CORPORATION
Mellon Capital Management Corporation (“Mellon Capital”) serves as the Sub-Adviser to the Maxim Stock Index, Maxim Index 600 and Maxim S&P 500® Index Portfolios pursuant to a Sub-Advisory Agreement dated June 30, 2003.  BNY Investment Advisors served as the Sub-Adviser for the Portfolios through July 20, 2008.  Effective July 20, 2008, Mellon Capital assumed the sub-advisory relationship from BNY Investment Advisors pursuant to an internal reorganization that resulted from the merger of The Bank of New York and Mellon Financial Corporation.

MCM is responsible for compensating Mellon Capital, which receives monthly compensation for its services at the annual rate of 0.02% on net assets for each Portfolio.

Other Accounts Managed

Karen Q. Wong, Richard A. Brown, and Thomas J. Durante are responsible for the day-to-day management of the Portfolio.  The following table provides information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager (s) also has day-to-day management responsibilities.  The tables provide the number of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2009.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Karen Q. Wong*	130	23,842	52	43,686	81	25,236	0	0	0	0	0	0
Richard A. Brown*	130	23,842	52	43,686	81	25,236	0	0	0	0	0	0
Thomas J. Durante*	130	23,842	52	43, 686	81	25,236	0	0	0	0	0	0
*The information set forth above reflects information about other accounts managed by a team that includes the portfolio managers listed above.

Material Conflicts of Interest Policy

Mellon Capital is unaware of any conflicts of interest between the portfolio managers of the Mellon Capital Equity Index Team and the management of the Portfolios’ investments or the investments of other index accounts.

Compensation

The primary objectives of Mellon Capital’s compensation plans are to:
•	Motivate and reward continued growth and profitability
•	Attract and retain high-performing individuals critical to the on-going success of Mellon Capital
•	Motivate and reward strong business/investment performance
•	Create an ownership mentality for all employees

The investment professional’s cash compensation is comprised primarily of a market-based base salary and (variable) incentives (annual and long term).  An investment professional’s base salary is determined by the employees’ experience and performance in the role, taking into account the ongoing compensation benchmark analyses.  A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability.  Therefore, all bonus awards are based initially on Mellon Capital’s financial performance.  The employees are eligible to receive annual cash bonus awards from the Annual Incentive Plan.  Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards").  These targets are derived based on a review of competitive market data for each position annually.  Annual awards are determined by applying multiples to this target award.  Awards are 100% discretionary.  Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed.  Awards are paid in cash on an annual basis.

All key staff of Mellon Capital are also eligible to participate in the Mellon Capital Long Term Incentive Plan.  These positions have a high level of accountability and a large impact on the success of the business due to the position’s scope and overall responsibility. In addition, the participants have demonstrated a long-term performance track record and have the potential for a continued leadership role.  This plan provides for an annual award, payable in cash after a three-year cliff vesting period.  The value of the award increases during the vesting period based upon the growth in Mellon Capital’s net income.

Mellon Capital’s portfolio managers responsible for managing mutual funds are paid by Mellon Capital and not by the mutual funds.  The same methodology described above is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts.

Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees.  Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws.  These plans are structured to provide the same retirement benefits as the standard retirement benefits.  In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under The Bank of New York Mellon Corporation Deferred Compensation Plan for Employees.

Ownership of Securities.

The portfolio managers do not own any shares of the Portfolios.

PUTNAM INVESTMENT MANAGEMENT, LLC
Putnam Investments Management, LLC (“Putnam”) a subsidiary of Putnam Investments, LLC, is owned through a series of subsidiaries by Great-West Lifeco. Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies.

Putnam serves as the Sub-Adviser to the Maxim Putnam High Yield Bond Portfolio pursuant to a Sub-Advisory Agreement, dated August 3, 2009.  Putnam is registered as an investment adviser under the Advisers Act and has its principal business address at One Post Office Square, Boston, MA  02109.

MCM is responsible for compensating Putnam, which receives monthly compensation for its services at the annual rate of 0.35%.

Other Accounts Managed

Paul Scanlon, Norman Boucher and Robert Salvin are responsible for the day-to-day management of the Portfolio.  The following table provides information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager (s) also has day-to-day management responsibilities.  The tables provide the number of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2009.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Paul Scanlon	15	6,015.5	20	1,708.5	6	453.9	2	134.5	0	0	0	0
Norman Boucher	7	2,532.1	4	321.8	6	453.9	0	0	0	0	0	0
Robert Salvin	8	3,154.7	5	327.3	6	453.9	0	0	0	0	0	0

Material Conflicts of Interest Policy

Like other investment professionals with multiple clients, the Portfolio’s investment managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed above under “Other Accounts Managed” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam believes are faced by investment professionals at most major financial firms. As described below, Putnam and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.
• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.
• The trading of other accounts could be used to benefit higher-fee accounts (front- running).
• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes.  For example, under Putnam’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.
• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).
• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).
• Front running is strictly prohibited.
• The Portfolio’s investment managers may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio’s investment managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam or an affiliate. Putnam or an affiliate supplies the funding for these accounts. Putnam employees, including the Portfolio’s investment managers, may also invest in certain pilot accounts. Putnam, and to the extent applicable, the Portfolio’s investment managers will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the Portfolio and other accounts purchase or sell the same securities. On occasions when the Portfolio’s investment managers consider the purchase or sale of a security to be in the best interests of the Portfolio as well as other accounts, Putnam’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Portfolio or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the Portfolio) in a manner which in Putnam’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam has adopted compliance procedures that provide that any transactions between the Portfolio and another Putnam advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the Portfolio and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the Portfolio. Depending on another account’s objectives or other factors, the Portfolio’s investment managers may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the Portfolio.  In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time.  More rarely, a particular security may be bought for one or more accounts managed by the Portfolio’s investment managers when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The Portfolio’s investment managers may also face other potential conflicts of interest in managing the Portfolio, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Portfolio and other accounts.

Compensation

Putnam’s goal for our products and investors is to deliver top quartile or better performance over a rolling 3-year period versus peers on a pre-tax basis. For this Portfolio, the peer group Putnam compares Portfolio performance against is the Lipper High Current Yield Funds Category.  Each portfolio manager is assigned an industry competitive incentive compensation target for achieving this goal. The target is based in part on the type and amount of assets the individual manages. The target increases or decreases depending on whether the portfolio manager’s performance is higher or lower than the top quartile, subject to a maximum increase of 50%, for a portfolio manager who outperforms at least 90% of his or her peer group, and a maximum decrease of 100%, for a portfolio manager who outperforms less than 25% of his or her peer group.  For example, the target of a portfolio manager who outperforms 50% of his or her peer group would decrease 50%. Investment performance of a portfolio manager is asset-weighted across the products he or she manages. The period over which performance is measured is the lesser of 3 years or the length of time which the portfolio manager has managed the fund.

Actual incentive compensation may be greater or less than a portfolio manager’s target, as it takes into consideration team/group performance, qualitative performance factors and other considerations at Putnam’s discretion. Incentive compensation includes a cash bonus and may also include grants of restricted stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

Ownership of Securities

The portfolio managers do not own any shares of the Portfolio.

SILVANT CAPITAL MANAGEMENT LLC
Silvant Capital Management LLC (“Silvant”) serves as the Sub-Adviser to the Maxim Small-Cap Growth Portfolio pursuant to a Sub-Advisory Agreement dated July 5, 2005.  Silvant, registered as an investment adviser registered under the Advisers Act, is a Delaware limited liability company with its principal business address at 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303.  Silvant is a majority owned subsidiary of RidgeWorth Capital Management, Inc. a money management holding company which is a wholly owned subsidiary of SunTrust Banks, Inc.

MCM is responsible for compensating Silvant, which receives monthly compensation for its services at the annual rate of 0.40% on net assets.

Other Accounts Managed

Mr. Christopher Guinther is responsible for the day-to-day management of the Maxim Small-Cap Growth Portfolio.  The following table provides information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities.  The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance.  The information is provided as of the Portfolio’s fiscal year ended December 31, 2008.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Chris Guinther	1	342.7	1	6.7	4	14.5	0	0	0	0	0	0
Michael Sansoterra	2	529.2	2	38.8	86	967.2	0	0	0	0	0	0

Material Conflicts of Interest Policy

Management of both the Portfolio and the other accounts listed above at the same time may give rise to potential conflicts of interest.  If the Portfolio and the other accounts have identical investment objectives, the portfolio manager could favor one or more accounts over the Portfolio.  Another potential conflict may arise from the portfolio manager’s knowledge about the size, timing and possible market impact of Portfolio trades if the portfolio manager used this information to the advantage of other accounts and to the disadvantage of the Portfolio.  In addition, aggregation of trades may create the potential for unfairness to a Portfolio or another account if one account is favored over another in allocating the securities purchased or sold.  Silvant has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are allocated in a manner Silvant believes is fair and equitable.

Compensation

Portfolio managers earn competitive salaries from Silvant.  In addition, portfolio managers are eligible to receive bonuses based on the performance of the specific funds they manage.  Investment results are the basis for determining if such bonuses are paid.  Investment results are determined by comparing the relevant fund’s pre-tax total returns to that same fund’s benchmarks and peer groups over multi-year periods, as applicable.  Where a portfolio manager manages multiple funds, each fund is weighted based on the following criteria: each fund’s market value, its relative strategic importance to Silvant and its clients, as well as its potential asset growth.

All full-time employees of Silvant, including portfolio managers, are provided a benefits package on substantially similar terms.  The percentage of each individual’s compensation provided by these benefits is dependent upon length of employment, salary level, and several other factors.  In addition, certain portfolio managers may be eligible for one or more of the following additional benefit plans:

•
401 Excess Plan – This plan provides benefits which would otherwise be provided under the qualified cash or deferred ESOP plan adopted by Silvant, were it not for the imposition of certain statutory limits on qualified plan benefits.  Certain select individuals within specific salary levels may be eligible for this plan.  Participation in the plan must be approved by the individual’s senior executive for the business.

•
ERISA Excess Retirement Plan – This plan provides for benefits to certain executives that cannot be paid to them under tax qualified pension plans as a result of federal restrictions.  Certain select individuals within specific salary levels may be eligible for this plan.  Participation in the plan must be approved by the individual’s senior executive for the business.

•
Voluntary Functional Incentive Plan Deferral – This plan is a provision of a SunTrust Deferred Compensation Plan, which allows participants of selected annual incentive plans to voluntarily defer portions of their incentive.  Eligibility to participate in this plan is offered to employees of selected incentive plans who earn above a specified level of total compensation in the year prior to their deferral.  Silvant’s annual incentive plans available to investment professionals offer this provision to employees who meet the compensation criteria level.

•
Stock Option Awards – Stock options are granted annually to certain select individuals in specific compensation grade levels.  Participation must be approved by the individual’s senior executive for the business.

•
Restricted Stock Awards – Restricted stock awards are granted to certain select individuals on a case-by-case basis to address special retention issues.  Most salaried employees of SunTrust are eligible for restricted stock awards.  The awards often vest based on the recipient’s continued employment with Silvant, but these awards may also carry additional vesting requirements, including performance conditions.

The relative mix of compensation represented by investment results, bonus and salary will vary depending on the individual’s results, contributions to the organization, adherence to portfolio compliance and other factors.

Ownership of Securities

The portfolio managers do not own any shares of the Portfolio.

T. ROWE PRICE ASSOCIATES, INC.
T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as the Sub-Adviser to the Maxim T. Rowe Price Equity/Income and Maxim T. Rowe Price MidCap Growth Portfolios pursuant to Sub-Advisory Agreements dated November 1, 1994, as amended, and June 30, 1997, as amended, respectively.  T. Rowe Price, registered as an investment adviser under the Advisers Act, is a Maryland corporation with its principal business address at 100 East Pratt Street, Baltimore, Maryland 21202.  Founded in 1937, T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

MCM is responsible for compensating T. Rowe Price, which receives monthly compensation for its services at the annual rate of 0.40% on the first $250 million, 0.375% on the next $250 million and 0.35% on all assets over $500 million for the Maxim T. Rowe Price Equity/Income Portfolio and 0.50% on all assets of the Maxim T. Rowe Price MidCap Growth Portfolio.

Other Accounts Managed

The Maxim T. Rowe Price Equity/Income Portfolio is managed by an Investment Advisory Committee chaired by Brian C. Rogers.  Mr. Rogers has day-to-day responsibility for managing the Maxim T. Rowe Price Equity/Income Portfolio and works with the Committee in developing and executing the investment program for the Maxim T. Rowe Price Equity/Income Portfolio.

The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities.  The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance.  The information is provided as of the Portfolio’s fiscal year ended December 31, 2008.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Brian C. Rogers	14	19,738	2	687.2	9	511.1	0	0	0	0	0	0

The Maxim T. Rowe Price MidCap Growth Portfolio is managed by an Investment Advisory Committee chaired by Brian W.H. Berghuis.  Mr. Berghuis has day-to-day responsibility for managing the Maxim T. Rowe Price MidCap Growth Portfolio and works with the Committee in developing and executing the investment program for the Maxim T. Rowe Price MidCap Growth Portfolio.

The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities.  The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance.  The information is provided as of the Portfolio’s fiscal year ended December 31, 2008.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Brian W.H. Berghuis	7	12,212.2	2	196.5	5	388.7	0	0	0	0	0	0

Material Conflicts of Interest Policy

Portfolio managers at T. Rowe Price typically manage multiple accounts.  These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts.  Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio.  Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio.   T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.  Also, as disclosed under the “Portfolio Manager’s Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity.  The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Ownership of Securities

The portfolio managers do not own any shares of the Portfolios.

MAXIM PROFILE, MAXIM LIFETIME ASSET ALLOCATION, MAXIM SECUREFOUNDATION BALANCED PORTFOLIO, AND MAXIM SECUREFOUNDATION LIFETIME PORTFOLIOS
The Profile Portfolios, Lifetime Asset Allocation Portfolios, SecureFoundation Balanced Portfolio, and SecureFoundation Lifetime Portfolios are managed by an Asset Allocation Committee of MCM chaired by S. Mark Corbett. As Committee Chairman, Mr. Corbett has day-to-day responsibility for managing the Profile Portfolios, Lifetime Asset Allocation Portfolios, SecureFoundation Balanced Portfolio, and SecureFoundation Lifetime Portfolios and works with the Asset Allocation Committee in developing and executing the investment program for the Profile Portfolios, Lifetime Asset Allocation Portfolios, SecureFoundation Balanced Portfolio, and SecureFoundation Lifetime Portfolios.

Other Accounts Managed

The following table provides information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities.  The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance.  The information is provided as of the Portfolio’s fiscal year ended December 31, 2008.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
S. Mark Corbett	0	0	0	0	0	0	0	0	0	0	0	0

Material Conflicts of Interest Policy

MCM is not aware of any material conflicts of interest that may arise in connection with the portfolio manager's management of the Profile Portfolios', Lifetime Asset Allocation Portfolios’, SecureFoundation Balanced Portfolio’s, and SecureFoundation Lifetime Portfolios’ investments and the investments of the other accounts included above.  MCM has adopted trading policies and procedures that address aggregation or blocking of client transactions, brokerage and trade allocation which MCM believes address potential conflicts associated with managing multiple accounts for multiple clients.

Compensation

Portfolio manager compensation is provided pursuant to an administrative services agreement between MCM and GWL&A.  Compensation consists of a base salary and a performance bonus.  As well, the portfolio manager may be eligible for equity incentives in the form of stock options in Great-West Lifeco Inc. and may participate in employee benefits programs sponsored by GWL&A that include a 401(k) plan as well as one or more non-qualified deferred compensation plans.  Finally, the portfolio manager is also a participant in the defined benefit plan sponsored by GWL&A.

Senior management conducts annual performance reviews prior to making compensation decisions.  Key criteria include the extent to which the manager has worked effectively alone and within a team for services provided to the Fund as well as to other MCM clients and to GWL&A.  Investment results, tenure, level of responsibilities and client service and satisfaction are taken into consideration.

Ownership of Securities

The portfolio manager owns shares of the following Portfolios:

Maxim Aggressive Profile II Portfolio – between $1 - $10,000
Maxim Index 600 Portfolio – between $1 - $10,000

MAXIM MONEY MARKET, MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES, MAXIM SHORT DURATION BOND, AND MAXIM BOND INDEX PORTFOLIOS
The Maxim Money Market Portfolio, Maxim U.S. Government Mortgage Securities Portfolio, Maxim Short Duration Bond Portfolio, and Maxim Bond Index Portfolio are managed by an internal investment management team headed by Catherine Tocher.  Ms. Tocher has managed the Maxim Money Market Portfolio since 2000, the Maxim U.S. Government Mortgage Securities Portfolio since 1993, the Maxim Short Duration Bond Portfolio since 2003, and the Maxim Bond Index Portfolio since 2004.  For the Maxim Money Market Portfolio, Thone Gdovin and Danalee Moore support Ms. Tocher.  For the Maxim U.S. Government Mortgage Securities Portfolio, Thone Gdovin and Sam Moyn support Ms. Tocher.  For the Maxim Bond Index Portfolio and Maxim Short Duration Bond Portfolio, Thone Gdovin, Sam Moyn, Paul Runnalls and Bruce Masters support Ms. Tocher.

Other Accounts Managed

The following table provides information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities.  The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance.  The information is provided as of the Portfolio’s fiscal year ended December 31, 2008.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Cathe Tocher	0	0	3	284.4	33	4217	0	0	0	0	0	0

Material Conflicts of Interest Policy

MCM is not aware of any material conflicts of interest that may arise in connection with the portfolio manager's management of the Portfolios and the investments of the other accounts included above.  MCM has adopted trading policies and procedures that address aggregation or blocking of client transactions, brokerage and trade allocation which MCM believes address potential conflicts associated with managing multiple accounts for multiple clients.

Compensation

Portfolio manager compensation is provided pursuant to an administrative services agreement between MCM and GWL&A.  Compensation consists of a base salary and a performance bonus.  As well, the portfolio manager may be eligible for equity incentives in the form of stock options in Great-West Lifeco Inc. and may participate in employee benefits programs sponsored by GWL&A that include a 401(k) plan as well as one or more non-qualified deferred compensation plans.  Finally, the portfolio manager is also a participant in the defined benefit plan sponsored by GWL&A.

Senior management conducts annual performance reviews prior to making compensation decisions.  Key criteria include the extent to which the manager has worked effectively alone and within a team for services provided to the Fund as well as to other MCM clients and to GWL&A.  Investment results, tenure, level or responsibilities and client service and satisfaction are taken into consideration.

Ownership of Securities

The portfolio manager owns shares of the following Portfolios:

Maxim Conservative Profile II Portfolio - between $1 and $10,000
Maxim Bond Index Portfolio - between $1 and $10,000
Maxim U.S. Government Mortgage Securities Portfolio - between $1 and $10,000
Maxim Moderate Profile II Portfolio – between $1 and $10,000

For the past three fiscal years, MCM was paid a fee for its services to the Fund as follows:

Portfolio	2008	2007	2006
Maxim Money Market	$2,096,741	$1,751,567	$1,547,538
Maxim Stock Index	$2,189,143	$2,977,175	$3,022,613
Maxim Bond Index	$1,381,407	$963,740	$730,466
Maxim U.S. Government Mortgage Securities	$2,326,025	$2,215,839	$1,638,084
Maxim Index 600	$1,364,489	$1,715,159	$1,469,002
Maxim MFS International Value	$2,756,735	$3,684,959	$3,288,870
Maxim Ariel Small-Cap Value	$2,840,822	$5,694,092	$5,808,848
Maxim Ariel MidCap Value	$2,058,932	$5,272,516	$4,597,958
Maxim Loomis Sayles Bond	$3,276,152	$3,335,753	$2,792,706
Maxim Loomis Sayles Small-Cap Value	$2,467,987	$2,846,168	$2,427,499
Maxim T. Rowe Price Equity/Income	$5,788,531	$8,603,886	$7,513,612
Maxim Small-Cap Value	$1,409,352	--	--
Maxim MidCap Value	$1,499,487	--	--
Maxim Small-Cap Growth	$868,868	$1,116,981	$1,042,997
Maxim Invesco ADR	$2,099,290	$2,827,332	$2,595,082
Maxim Short Duration Bond	$233,632	$204,996	$181,942
Maxim T. Rowe Price MidCap Growth	$3,923,891	$4,722,163	$4,193,345
Maxim Aggressive Profile I	$287,221	$327,777	$253,667
Maxim Moderately Aggressive Profile I	$661,098	$713,481	$556,751
Maxim Moderate Profile I	$707,541	$738,630	$610,504
Maxim Moderately Conservative Profile I	$166,940	$163,107	$133,658
Maxim Conservative Profile I	$125,938	$118,301	$101,897
Maxim Global Bond	$1,750,693	$2,114,681	$3,229,884
Maxim Putnam High Yield Bond	$1,262,640	$1,875,545	$1,658,673
Maxim Federated Bond	$1,302,947	$1,294,388	$845,498
Maxim MFS International Growth	$2,183,037	$2,636,803	$2,481,593
Maxim Janus Large Cap Growth	$3,273,457	$3,954,522	$3,528,134
Maxim S&P 500® Index	$4,442,453	$5,052,200	$4,308,707
Maxim Aggressive Profile II	$580,352	$795,070	$743,692
Maxim Moderately Aggressive Profile II	$77,239	$95,039	$86,308
Maxim Moderate Profile II	$959,344	$1,123,923	$1,086,589
Maxim Moderately Conservative Profile II	$26,683	$26,248	$20,626
Maxim Conservative Profile II	$217,803	$226,245	$214,845

Sub-Advisory Fees
For the past three fiscal years, the Sub-Advisers were paid fees for their services to the Fund as follows:

Portfolio	2008	2007	2006
Maxim MFS International Value	$1,445,792	$1,882,827	$1,705,522
Maxim Ariel Small-Cap Value	$730,099	$1,445,835	$1,474,450
Maxim Ariel MidCap Value	$736,266	$1,790,231	$1,577,433
Maxim Loomis Sayles Bond	$1,091,151	$1,112,319	$931,286
Maxim Loomis Sayles Small-Cap Value	$857,243	$971,485	$846,387
Maxim T. Rowe Price Equity/Income	$2,733,017	$4,014,106	$3,539,248
Maxim T. Rowe Price MidCap Growth	$1,959,430	$2,361,715	$2,097,384
Maxim Small-Cap Growth	$365,288	$470,332	$439,369
Maxim MFS International Growth	$636,093	$768,966	$723,622
Maxim Invesco ADR	$963,852	$1,225,548	$1,163,008
Maxim Global Bond	$395,125	$471,317	$708,400
Maxim Putnam High Yield Bond	$457,920	$682,159	$603,514
Maxim Janus Large Cap Growth	$1,522,665	$1,818,877	$1,637,388
Maxim Stock Index	$72,848	$99,220	$100,747
Maxim Index 600	$45,437	$57,169	$48,989
Maxim S&P 500® Index	$147,938	$168,447	$143,665
Maxim Federated Bond	$253,172	$252,120	$174,985
Maxim Small-Cap Value*	$486,337	--	--
Maxim MidCap Value*	$452,174	--	--

   * Portfolio commenced operations on May 15, 2008.

Payment of Expenses
MCM provides investment advisory services and pays all compensation of and furnishes office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of MCM or any of its affiliates.

Expenses that are borne directly by the Fund include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, expenses of registering the shares under federal and state securities laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, Rule 12b-1 fees, charges of the custodian, Independent Directors' fees, legal expenses, state franchise taxes, costs of auditing services, costs of printing proxies and stock certificates, SEC fees, advisory fees, certain insurance premiums, costs of corporate meetings, costs of maintenance of corporate existence, investor services (including allocable telephone and personnel expenses), extraordinary expenses, and other expenses properly payable by the Fund.  Accounting services are provided for the Fund by MCM and the Fund reimburses MCM for its costs in connection with such services.  The amounts of such expense reimbursements for the Fund's fiscal years ended December 31, 2008, 2007 and 2006 were $291,163, $62,385 and $95,195 respectively.  Depending upon the nature of the lawsuit, litigation costs may be borne by the Fund.

MCM has agreed to pay any expenses which exceed an annual rate (including the management fee) of 0.95% of the average daily net assets of the Maxim T. Rowe Price Equity/Income Portfolio; 1.05% of the average daily net asset of the Maxim T. Rowe Price MidCap Growth Portfolio; 1.10% of the average daily net assets of the Maxim Ariel MidCap Value and Maxim Small-Cap Growth Portfolios; 1.30% of the average daily net assets of the Maxim Loomis Sayles Small-Cap Value Portfolio; 1.35% of the average daily net assets of the Maxim Ariel Small-Cap Value Portfolio; 1.30% of the average daily net assets of the Maxim Invesco ADR Portfolio; and 1.20% of the average daily net assets of the Maxim MFS  International Value Portfolio.

With respect to the Profile Portfolios, Lifetime Asset Allocation Portfolios, SecureFoundation Balanced Portfolio, and SecureFoundation Lifetime Portfolios investing in underlying Putnam Funds or funds advised by an entity other than MCM or its affiliates ("unaffiliated funds"), MCM will arrange for the Fund to be included within a class of investors entitled not to pay sales loads by purchasing shares of the Putnam Funds or unaffiliated funds.  All other charges, including redemption fees, exchange fees, administrative fees, or with respect to the Profile Portfolios only, distribution fees, associated with a particular class are born by the Profile Portfolios, Lifetime Asset Allocation Portfolios, SecureFoundation Balanced Portfolio, and SecureFoundation Lifetime Portfolios and will not be waived.  You may indirectly bear a proportionate share of the fees and expenses of such Underlying Portfolios, including Rule 12b-1 distribution fees for unaffiliated funds, as well as affiliated funds, with respect to the Profile Portfolios.

A redemption fee may be imposed by an underlying fund upon a request to redeem shares of such fund within a certain period of time.  The fee is payable to the underlying Putnam Fund or unaffiliated fund.  Accordingly, if you were to invest indirectly in an underlying Putnam Fund or unaffiliated fund through a Profile Portfolio, Lifetime Asset Allocation Portfolio, SecureFoundation Balanced Portfolio, or SecureFoundation Lifetime Portfolio and request a redemption from the Profile Portfolio, Lifetime Asset Allocation Portfolio, SecureFoundation Balanced Portfolio, or SecureFoundation Lifetime Portfolio before the expiration of the redemption fee period in the Putnam Fund or unaffiliated fund, the Profile Portfolio, Lifetime Asset Allocation Portfolio, SecureFoundation Balanced Portfolio, or SecureFoundation Lifetime Portfolio may bear a redemption fee.

Principal Underwriter
Effective March 31, 2006, the Fund entered into a principal underwriting agreement with GWFS Equities, 8515 East Orchard Road, Greenwood Village, Colorado 80111.  GWFS Equities replaced Greenwood Investments, LLC as principal underwriter for the Fund.  GWFS Equities is an affiliate of MCM and is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority.  The principal underwriting agreement calls for GWFS Equities to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the Funds, which are continuously offered at net asset value.   Prior to March 31, 2006, Greenwood Investments, LLC served as principal underwriter for the Fund.  The principal underwriter did not retain any underwriting commissions during the last three fiscal years.

Compensation received by the principal underwriter during the Fund's last fiscal year:

Name of	Underwriting	Compensation
Principal	Discounts and	on Redeptioms	Brokerage	Other
Underwriter	Commissions	and Repurchases	Commissions	Compensation

-0-	-0-	-0-	-0-	-0-

Lifetime Asset Allocation Portfolios Distribution Plan
The Lifetime Asset Allocation Portfolios have adopted a distribution or "Rule 12b-1" plan (for purposes of this section, "Distribution Plan" or "Rule 12b-1 Plan") for its Class T1 shares.  The plan allows the Class T1 shares of the Lifetime Asset Allocation Portfolios to compensate the Distributor for distribution of Class T1 shares and for providing or arranging for the provision of services to Class T1 shareholders.  Such fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class T1 shares of the Lifetime Asset Allocation Portfolios and/or for providing or arranging for the provision of services to the Lifetime Asset Allocation Portfolios’ Class T1 shareholders (including sponsors of qualified plans).

The Distribution Plan provides for a maximum fee equal to an annual rate of 0.10% (expressed as a percentage of average daily net assets of the Class T1 shares of the Lifetime Asset Allocation Portfolio). Because these fees are paid out of Class T1's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the terms of the Distribution Plan, it continues from year to year with respect to each Lifetime Asset Allocation Portfolio, provided its continuance is approved annually by votes cast in person at a meeting of the majority of both (a) the Board with respect to the Lifetime Asset Allocation Portfolios and (b) those directors of the Fund who are not “interested persons” of the Fund (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it (“Independent Plan Directors”).  The Distribution Plan may not be amended with respect to any Lifetime Asset Allocation Portfolio to increase materially the maximum amount of the distribution and/or service fees unless such amendment is approved by a majority of the outstanding voting Class T1 shares of the relevant Lifetime Asset Allocation Portfolio which has voting rights with respect to the Distribution Plan.  No material amendment to the Distribution Plan shall be made unless approved as described above with respect to the annual continuance of the Plan.  The Distribution Plan may be terminated at any time with respect to any Lifetime Asset Allocation Portfolio by vote of a majority of the Independent Plan Directors, or by the vote of a majority of the outstanding voting Class T1 shares of the relevant Lifetime Asset Allocation Portfolio.  As required by the Distribution Plan, the Distributor will provide the Board quarterly reports of amounts expended under the Plan and the purpose for such expenditures.

The Directors, including a majority of Independent Plan Directors, approved the Distribution Plan by votes cast in person at a meeting called for the purpose of voting on the Distribution Plan.  The Directors have determined that the Distribution Plan is reasonably likely to benefit each Lifetime Asset Allocation Portfolios and the Class T1 shareholders of each Lifetime Asset Allocation Portfolio.

The Distribution Plan provides that to the extent that any investment management and administration fees paid by a Lifetime Asset Allocation Portfolio might be considered as indirectly financing any activity which is primarily intended to result in the sale of the Lifetime Asset Allocation Portfolio's shares, the payment by the Lifetime Asset Allocation Portfolio of such fees is authorized under the Distribution Plan.

The Distributor has entered into, and will enter into, from time to time, agreements with selected broker/dealers and other financial intermediaries (collectively, "financial intermediaries") pursuant to which such financial intermediaries will provide certain services in connection with distributing, selling, or supporting the sale of Class T1 shares and/or providing services to shareholders of the Lifetime Asset Allocation Portfolios' Class T1 shares.

The Class T1 shares were first offered with the Lifetime Asset Allocation Portfolios as of May 1, 2009.

SecureFoundation Balanced Portfolio and SecureFoundation Lifetime Portfolios Distribution Plan
The SecureFoundation Balanced Portfolio and SecureFoundation Lifetime Portfolios (for purposes of this section, the “SecureFoundation Portfolio(s)”) have adopted a distribution or "Rule 12b-1" plan (for purposes of this section, "Distribution Plan" or "Rule 12b-1 Plan") for its Class G1 shares.  The plan allows the Class G1 shares of the SecureFoundation Portfolios to compensate the Distributor for distribution of Class G1 shares and for providing or arranging for the provision of services to Class G1 shareholders.  Such fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class G1 shares of the SecureFoundation Portfolios and/or for providing or arranging for the provision of services to the SecureFoundation Portfolios’ Class G1 shareholders (including sponsors of qualified plans).

The Distribution Plan provides for a maximum fee equal to an annual rate of 0.10% (expressed as a percentage of average daily net assets of the Class G1 shares of the SecureFoundation Portfolio). Because these fees are paid out of Class G1's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the terms of the Distribution Plan, it continues from year to year with respect to each SecureFoundation Portfolio, provided its continuance is approved annually by votes cast in person at a meeting of the majority of both (a) the Board with respect to the SecureFoundation Portfolios and (b) the Independent Plan Directors.  The Distribution Plan may not be amended with respect to any SecureFoundation Portfolio to increase materially the maximum amount of the distribution and/or service fees unless such amendment is approved by a majority of the outstanding voting Class G1 shares of the relevant SecureFoundation Portfolio which has voting rights with respect to the Distribution Plan.  No material amendment to the Distribution Plan shall be made unless approved as described above with respect to the annual continuance of the Plan.  The Distribution Plan may be terminated at any time with respect to any SecureFoundation Portfolio by vote of a majority of the Independent Plan Directors, or by the vote of a majority of the outstanding voting Class G1 shares of the relevant SecureFoundation Portfolio.  As required by the Distribution Plan, the Distributor will provide the Board quarterly reports of amounts expended under the Plan and the purpose for such expenditures.

The Directors, including a majority of Independent Plan Directors, approved the Distribution Plan by votes cast in person at a meeting called for the purpose of voting on the Distribution Plan.  The Directors have determined that the Distribution Plan is reasonably likely to benefit each SecureFoundation Portfolios and the Class G1 shareholders of each SecureFoundation Portfolio.

The Distribution Plan provides that to the extent that any investment management and administration fees paid by a SecureFoundation Portfolio might be considered as indirectly financing any activity which is primarily intended to result in the sale of the SecureFoundation Portfolio's shares, the payment by the SecureFoundation Portfolio of such fees is authorized under the Distribution Plan.

The Distributor has entered into, and will enter into, from time to time, agreements with selected financial intermediaries pursuant to which such financial intermediaries will provide certain services in connection with distributing, selling, or supporting the sale of Class G1 shares and/or providing services to shareholders of the SecureFoundation Portfolios' Class G1 shares.

The Class G1 shares were first offered with the SecureFoundation Portfolios as of November 13, 2009.

Administrative Services Agreement
Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A will provide recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5)  notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee.  The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund.  For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A will receive a fee equal to 0.35% of the average daily net asset value of the shares of each of the Portfolios for which GWL&A provides services.

Administrative Services Agreement
Effective May 1, 2008, MCM entered into a Services Agreement with Mercer HR Services, LLC (“Mercer”), pursuant to which Mercer will provide recordkeeping and administrative services to certain owners of variable contracts or participants of qualified retirement plans who invest their assets in Portfolios of the Fund for which Mercer serves as recordkeeper.  For the services rendered by it pursuant to the Administrative Services Agreement, Mercer will receive a fee equal to 0.35% of the average daily net asset value of the shares of each of the Portfolios for which Mercer provides services.

Profile Portfolio Services Agreement
The Distributor entered into a Services Agreement with its affiliates, Putnam Mutual Funds Corp. (“PMF”), principal underwriter of the Putnam Funds, and Putnam Management, investment adviser of the Putnam Funds (collectively, “Putnam”), pursuant to which the Distributor will provide certain distribution and other services to Putnam with regard to each Putnam Fund that is an Underlying Portfolio in a Profile Portfolio.  For services rendered and expenses incurred pursuant to the Services Agreement, Putnam will pay the Distributor a fee ranging from 0.25% to 0.60% of the average daily net asset value of the shares of each Putnam Fund that is an Underlying Portfolio in a Profile Portfolio.

Lifetime Asset Allocation Portfolio Administrative Services Agreements
The Distributor has entered into Administrative Services Agreements with the investment advisers or affiliates of unaffiliated Underlying Portfolios in the Lifetime Asset Allocation Portfolios (“Underlying Portfolio entities”), pursuant to which the Distributor will provide recordkeeping and administrative services to unaffiliated Underlying Portfolio entities with regard to unaffiliated Underlying Portfolios in a Lifetime Asset Allocation Portfolio.  For services rendered and expenses incurred pursuant to the Services Agreements, unaffiliated Underlying Portfolio entities will pay the Distributor a fee ranging from 0.25% to 0.65% of the average daily net asset value of the shares of the applicable Underlying Portfolio in a Lifetime Asset Allocation Portfolio.

SecureFoundation Balanced Portfolio and SecureFoundation Lifetime Portfolios Administrative Services Agreements
The Distributor anticipates entering into Administrative Services Agreements with the investment advisers or affiliates of unaffiliated Underlying Portfolios in the SecureFoundation Balanced Portfolio and SecureFoundation Lifetime Portfolios (“Underlying Portfolio entities”), pursuant to which the Distributor will provide recordkeeping and administrative services to unaffiliated Underlying Portfolio entities with regard to unaffiliated Underlying Portfolios in the SecureFoundation Balanced Portfolio and SecureFoundation Lifetime Portfolios.  For services rendered and expenses incurred pursuant to the Administrative Services Agreements, unaffiliated Underlying Portfolio entities will pay the Distributor a fee ranging from 0.40% to 0.46% of the average daily net asset value of the shares of the applicable unaffiliated Underlying Portfolio in the SecureFoundation Balanced Portfolio or SecureFoundation Lifetime Portfolios, as applicable.

529 Plan Services Agreement
The Distributor and MCM entered into a Services Agreement with their affiliate, Putnam Investor Services, Inc. (“Putnam”), who provides certain administrative and recordkeeping services as agent for the sponsor of college savings programs under Section 529 of the Internal Revenue Code of 1986, as amended (the “529 Plan”).  Under the Services Agreement Putnam will provide certain recordkeeping and administrative services to the Fund with regard to each Portfolio that is sold as an investment option in the Plan.  For services rendered and expenses incurred pursuant to the Services Agreement, the Distributor will pay Putnam a fee of 0.20% of the average daily net asset value of the share of each Portfolio that is sold in the 529 Plan.

Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolios.  The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Portfolios on a recommended or preferred list, and/or access to an intermediary's personnel and other factors.  Such payments are paid from GFG's legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries.  GFG does not make an independent assessment of the cost of the services provided.  To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, are not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.  Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds.  Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus.  Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the direction of the Board of Directors, MCM, or a Sub-Adviser for those Portfolios which are managed on a day-to-day basis by a Sub-Adviser, is primarily responsible for placement of the Fund's portfolio transactions, including the selection of brokers and dealers through or with which transactions are executed.  Neither MCM nor any Sub-Adviser has an obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities.  In placing orders, it is the policy of the Fund to seek to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution.  While MCM and the Sub-Advisers generally will seek reasonably competitive commissions, the policy of the Fund of seeking to obtain the most favorable net results means the Portfolios will not necessarily pay the lowest spread or commission available.

Transactions on U.S. futures and stock exchanges are effected through brokers acting on an agency basis and involve the payment of negotiated brokerage commissions.  Commissions vary among different brokers and dealers, which may charge different commissions according to such factors as the difficulty and size of the transaction.  Transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those for negotiated commission transactions in the U.S.  Transactions in over-the-counter equities and most fixed income instruments, including U.S. government securities, generally are effected with dealers acting as principal on a “net” basis not involving the payment of brokerage commissions. Prices for such over-the-counter transactions with dealers acting as principal usually include an undisclosed "mark-up" or “mark down” (sometimes called a “spread”) that is retained by the dealer effecting the trade.  Recently, several dealers have begun trading over-the-counter securities on a disclosed fee basis, resulting in payment by the Fund of a separately identifiable and disclosed fee similar to the commissions paid brokers acting on an agency basis. The cost of securities purchased from an underwriter or from a dealer in connection with an underwritten offering usually includes a fixed commission (sometimes called an “underwriting discount” or “selling concession”) which is paid by the issuer to the underwriter or dealer.

In selecting brokers and dealers through which to effect portfolio transactions for the Fund, MCM and the Sub-Advisers may give consideration for investment research information or services provided to them by brokers and dealers, and cause the Fund to pay commissions to such brokers or dealers furnishing such services which are in excess of commissions which another broker or dealer may have charged for the same transaction.  Such investment research information or services ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector, compilations of company or security data, attendance at conferences or seminars on investment topics, and may also include subscriptions to financial periodicals, and computerized news, financial information, quotation and communication systems, including related computer hardware and software, used in making or implementing investment decisions.    Some investment research information or services may be used by MCM or a Sub-Adviser both for investment research purposes and for non-research purposes, such as for presentations to prospective investors or reports to existing clients regarding their portfolios. Where MCM or a Sub-Adviser uses such information or services for both research and non-research purposes, it makes a good faith allocation of the cost of such information or service between the research and non-research uses. The portion of the cost of the information or service allocable to the non-research use is paid by MCM or the Sub-Adviser, as the case may be, while the portion of the cost allocable to research use may be paid by the direction of commissions paid on Fund portfolio transactions to the broker or dealer providing the information or service.

The Fund has entered into an arrangement with BNY Brokerage Inc. (“BNY Brokerage”) under which it will direct certain of its Sub-Advisers to effect brokerage transactions through BNY Brokerage, provided such transactions can be effected in a manner consistent with the Fund’s policy of seeking to obtain the most favorable net results.  When a participating portfolio uses BNY Brokerage to effect a transaction, BNY Brokerage will rebate a percentage of the net commissions paid to it for the transaction back to the Portfolio that requested the transaction (the “Commission Recapture Arrangement”).  All commissions paid to BNY Brokerage upon which the rebate percentages are calculated will be based upon normal institutional commission rates, or rates which are otherwise negotiated by the Fund or a Sub-Adviser.

MCM and the Sub-Advisers may use any investment research information or services obtained through the direction of commissions on portfolio transactions of the Fund in providing investment advice to any or all of their other investment advisory accounts, and may use such information in managing their own accounts.  The use of particular investment research information or services is not limited to, and may not be used at all in making investment decisions for, the portfolio of the Fund the transactions of which are directed to the broker or dealer providing the investment research information or services.

If in the best interests of both one or more Portfolios and other MCM client accounts, MCM may, to the extent permitted by applicable law, but need not, aggregate the purchases or sales of securities for these accounts to obtain favorable overall execution.  When this occurs, MCM will allocate the securities purchased and sold and the expenses incurred in a manner that it deems equitable to all accounts.  In making this determination, MCM may consider, among other things, the investment objectives of the respective client accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally, and the opinions of persons responsible for managing the Portfolios and other client accounts.  The use of aggregated transactions may adversely affect the size of the position obtainable for the Portfolios, and may itself adversely affect transaction prices to the extent that it increases the demand for the securities being purchased or the supply of the securities being sold.

No brokerage commissions have been paid by the Maxim Money Market, Maxim Bond Index, Maxim U.S. Government Mortgage Securities, Maxim Short Duration Bond, Maxim Putnam High Yield Bond, Maxim Global Bond or the Maxim Profile Portfolios for the years ended December 31, 2006 through December 31, 2008.  For the years 2006, 2007 and 2008 the Portfolios paid commissions as follows:

Portfolio	2008	2007	2006
Maxim Stock Index	$20,526	$16,093	$28,667
Maxim MFS International Value	$255,992	$293,016	$431,117
Maxim Index 600	$17,982	$19,497	$24,684
Maxim Ariel Small-Cap Value	$481,632	$377,750	$482,364
Maxim Ariel MidCap Value	$522,151	$388,592	$270,781
Maxim Loomis Sayles Small-Cap Value	$486,380	$380,817	$380,383
Maxim T. Rowe Price Equity/Income	$351,105	$310,313	$295,001
Maxim Small-Cap Growth	$313,944	$340,360	$496,055
Maxim Invesco ADR	$210,352	$205,400	$225,541
Maxim Loomis Sayles Bond	$80	$2,145	$1,830
Maxim T. Rowe Price MidCap Growth	$230,293	$251,494	$296,726
Maxim MFS International Growth	$172,564	$260, 671	$453,984
Maxim Janus Large Cap Growth	$291,326	$217,137	$232,780
Maxim S&P 500® Index	$58,721	$31,255	$26,885

Maxim Federated Bond	$9593	$6,834	---
Maxim Small-Cap Value	$899,235	--	--
Maxim MidCap Value	$50,469	--	--

Portfolio Turnover
The turnover rate for each Portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average value of portfolio securities owned by the Portfolio during the fiscal year.  In computing the portfolio turnover rate, certain U.S. government securities (long-term for periods before 1986 and short-term for all periods) and all other securities, the maturities or expiration dates of which at the time of acquisition are one year or less, are excluded.

There are no fixed limitations regarding the portfolio turnover of the Portfolios.  Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances.  Securities initially satisfying the basic policies and objectives of each Portfolio may be disposed of when appropriate in MCM's judgment.

With respect to any Portfolio, a higher portfolio turnover rate may involve correspondingly greater brokerage commissions and other expenses which might be borne by the Portfolio and, thus, indirectly by its shareholders.  Higher portfolio turnover may also increase a shareholder's current tax liability for capital gains by increasing the level of capital gains realized by a Portfolio.

Based upon the formula for calculating the portfolio turnover rate, as stated above, the portfolio turnover rate for each Portfolio (other than the Maxim Money Market Portfolio) for 2008 and 2007 is as follows:

Portfolio	2008	2007
Maxim Money Market	--	--
Maxim Stock Index	6.63%	7.70%
Maxim Bond Index	31.42%	21.07%
Maxim U.S. Government Mortgage Securities*	29.90%	75.00%
Maxim Index 600	27.83%	27.54%
Maxim Putnam High Yield Bond	83.22%	73.83%
Maxim Janus Large Cap Growth	65.95%	33.36%
Maxim MFS International Growth	38.98%	37.04%
Maxim Federated Bond	72.10%	55.74%
Maxim MFS International Value	46.93%	37.63%
Maxim S&P 500® Index	10.49%	11.84%
Maxim Ariel MidCap Value	23.50%	32.95%
Maxim Ariel Small-Cap Value	22.93%	27.88%
Maxim Loomis Sayles Small-Cap Value	66.94%	57.99%
Maxim Loomis Sayles Bond	27.70%	28.34%
Maxim T. Rowe Price Equity/Income	31.39%	27.61%
Maxim Small-Cap Value	66.07%	--
Maxim MidCap Value	100.57%	--
Maxim Small-Cap Growth	169.01%	134.85%
Maxim Invesco ADR Portfolio	41.80%	32.02%
Maxim Short Duration Bond	49.38%	37.95%
Maxim T. Rowe Price MidCap Growth	41.09%	34.98%
Maxim Global Bond	61.73%	33.83%
Maxim Conservative Profile I	44.10%	21.14%
Maxim Moderately Conservative I	48.48%	20.09%
Maxim Moderate Profile I	47.88%	14.43%
Maxim Moderately Aggressive Profile I	52.09%	19.00%
Maxim Aggressive Profile I	54.34%	11.10%
Maxim Conservative Profile II	51.82%	27.31%
Maxim Moderately Conservative II	63.94%	61.31%
Maxim Moderate Profile II	54.20%	23.43%
Maxim Moderately Aggressive Profile II	71.86%	41.74%
Maxim Aggressive Profile II	58.62%	17.27%

*Pursuant to a reorganization effective July 15, 2006, Maxim U.S. Government Mortgage Securities Portfolio merged with Maxim U.S. Government Securities Portfolio.  Following the reorganization and until May 1, 2009, the Maxim U.S. Government Mortgage Securities Portfolio was named Maxim U.S. Government Securities Portfolio.  The Portfolio is now known as Maxim U.S. Government Mortgage Securities Portfolio and the historical investment performance illustrated is for Maxim U.S. Government Mortgage Securities Portfolio, formerly known as Maxim U.S. Government Securities Portfolio.

PURCHASE AND REDEMPTION OF SHARES

As of September 30, 2009, the outstanding shares of the Fund were presently held of record by Maxim Series Account, Pinnacle Series Account, Retirement Plan Series Account, FutureFunds Series Account, FutureFunds II Series Account, Qualified Series Account, COLI VUL-7 Series Account, COLI VUL-2 Series Account, COLI VUL-4 Series Account and COLI VUL-10 of GWL&A, by TNE Series (k) Account of New England Life Insurance Company, and by FutureFunds II Series Account of First Great-West Life & Annuity Insurance Company, by certain qualified retirement plans and by GWL&A, which provided the initial capitalization for certain Portfolios.

The following tables list the name and percentage of ownership of each person who owned of record 5% or more of the shares of any Portfolio, as of September 30, 2009.  The address of each Series Account owner, each Maxim Profile Portfolio owner included herein, GWL&A, and MCM is:  8515 E. Orchard Road, Greenwood Village, Colorado 80111.  As a group, the officers and Directors of the Fund owned less than 1% of the Fund’s equity securities.

Maxim Money Market Portfolio
Record Owner	Percentage
FutureFunds Series Account	18.87%
FutureFunds II Series Account	12.57%
TNE Series (K) Account	5.58%
Detroit Medical Center1	11.52%
COLI VUL-10 Series Account	13.69%

Maxim MFS International Value Portfolio
Record Owner	Percentage
FutureFunds II Series Account	30.25%
Maxim Aggressive Profile II Portfolio	18.34%
FutureFunds Series Account	10.90%
Maxim Moderate Profile II Portfolio	17.50%
Maxim Moderate Profile I Portfolio	6.03%
Maxim Moderately Aggressive Profile I	6.63%

Maxim Stock Index Portfolio
Record Owner	Percentage
FutureFunds Series Account	68.58%
FutureFunds II Series Account	26.75%

 Maxim Bond Index Portfolio
Record Owner	Percentage
FutureFunds II Series Account	67.20%
FutureFunds Series Account	5.95%

 Maxim U.S. Government Mortgage Securities Portfolio
Record Owner	Percentage
FutureFunds II Series Account	43.88%
Maxim Moderate Profile II Portfolio	16.16%
FutureFunds Series Account	10.35%
Maxim Conservative Profile II Portfolio	6.11%
Maxim Moderate Profile I Portfolio	5.57%

Maxim Index 600 Portfolio
Record Owner	Percentage
FutureFunds II Series Account	72.13%
FutureFunds Series Account	7.98%

Maxim Ariel Small-Cap Value Portfolio
Record Owner	Percentage
FutureFunds II Series Account	82.32%
FutureFunds Series Account	7.84%
Maxim Loomis Sayles Bond Portfolio
Record Owner	Percentage
FutureFunds II Series Account	61.27%
FutureFunds Series Account	19.17%

Maxim Loomis Sayles Small-Cap Value Portfolio
Record Owner	Percentage
FutureFunds II Series Account	27.61%
Maxim Aggressive Profile II Portfolio	16.09%
Maxim Moderate Profile II Portfolio	17.07%
Maxim Moderate Profile I Portfolio	5.89%

Maxim Small-Cap Growth Portfolio
Record Owner	Percentage
Maxim Aggressive Profile II Portfolio	31.61%
FutureFunds Series Account	17.71%
FutureFunds II Series Account	19.79%
Maxim Moderately Aggressive Profile II Portfolio	6.06%
Maxim Aggressive Profile I Portfolio	6.88%
Maxim Moderately Aggressive Profile I Portfolio	16.33%

Maxim T. Rowe Price Equity/Income Portfolio
Record Owner	Percentage
FutureFunds II Series Account	56.33%
Maxim Moderate Profile II Portfolio	7.47%
FutureFunds Series Account	10.26%
Maxim Aggressive Profile II Portfolio	7.04%

Maxim Ariel MidCap Value Portfolio
Record Owner	Percentage
FutureFunds Series Account	97.85%

Maxim Invesco ADR Portfolio
Record Owner	Percentage
Maxim Aggressive Profile II Portfolio	21.55%
FutureFunds II Series Account	24.14%
Maxim Moderate Profile II Portfolio	20.59%
Maxim Moderately Aggressive Profile I Portfolio	7.79%
FutureFunds Series Account	5.14%
Maxim Moderate Profile I Portfolio	7.10%

Maxim Short Duration Bond Portfolio
Record Owner	Percentage
Maxim Conservative Profile II Portfolio	37.89%
FutureFunds II Series Account	30.15%
Maxim Conservative Profile I Portfolio	8.45%

Maxim Janus Large Cap Growth
Record Owner	Percentage
Maxim Moderate Profile II Portfolio	27.67%
Maxim Aggressive Profile II Portfolio	17.40%
FutureFunds II Series Account	19.37%
Maxim Moderate Profile I Portfolio	9.55%
Maxim Moderately Aggressive Profile I Portfolio	8.99%
Maxim Conservative Profile II Portfolio	5.89%

Maxim Putnam High Yield Bond
Record Owner	Percentage
Maxim Moderate Profile II Portfolio	25.35%
Maxim Conservative Profile II Portfolio	21.58%
FutureFunds II Series Account	21.61%
Maxim Moderate Profile I Portfolio	8.75%
Maxim Moderately Aggressive Profile I Portfolio	8.24%

Maxim MFS International Growth
Record Owner	Percentage
Maxim Aggressive Profile II Portfolio	25.29%
Maxim Moderate Profile II Portfolio	24.16%
FutureFunds II Series Account	18.96%
Maxim Moderately Aggressive Profile I Portfolio	9.15%
Maxim Moderate Profile I Portfolio	8.33%
Maxim Aggressive Profile I Portfolio	5.51%

Maxim Federated Bond Portfolio
Record Owner	Percentage
Maxim Moderate Profile II Portfolio	35.65%
Maxim Conservative Profile II Portfolio	13.49%
FutureFunds II Series Account	19.90%
Maxim Moderate Profile I Portfolio	12.30%
Maxim Moderately Aggressive Profile I Portfolio	7.72%

Maxim T. Rowe Price MidCap Growth Portfolio
Record Owner	Percentage
FutureFunds II Series Account	32.20%
FutureFunds Series Account	22.25%
Maxim Aggressive Profile II Portfolio	13.24%
Maxim Moderate Profile II Portfolio	10.53%

Maxim S&P 500® Index Portfolio
Record Owner	Percentage
FutureFunds II Series Account	57.37%

Maxim Global Bond Portfolio
Record Owner	Percentage
Maxim Moderate Profile II Portfolio	33.77%
FutureFunds II Series Account	22.28%
Maxim Moderate Profile I Portfolio	11.65%
Maxim Moderately Aggressive Profile I Portfolio	10.97%
Maxim Conservative Profile II Portfolio	9.58%

Maxim Small-Cap Value Portfolio
Record Owner	Percentage
FutureFunds II Series Account	18.64%
Maxim Moderate Profile II Portfolio	26.05%
Maxim Aggressive Profile II Portfolio	24.56%
Maxim Moderate Profile I Portfolio	8.98%
Maxim Moderately Aggressive Profile I Portfolio	6.34%
Maxim Aggressive Profile I Portfolio	5.35%

Maxim MidCap Value Portfolio
Record Owner	Percentage
FutureFunds II Series Account	19.38%
Maxim Moderate Profile I Portfolio	7.36%
Maxim Moderately Aggressive Profile I Portfolio	10.39%
Maxim Aggressive Profile I Portfolio	5.84%
Maxim Moderate Profile II Portfolio	21.34%
Maxim Aggressive Profile II Portfolio	26.82%

Maxim Aggressive Profile I Portfolio
Record Owner	Percentage
FutureFunds Series Account	97.12%

Maxim Moderately Aggressive Profile I Portfolio
Record Owner	Percentage
FutureFunds Series Account	99.04%

Maxim Moderate Profile I Portfolio
Record Owner	Percentage
FutureFunds Series Account	98.82%

Maxim Moderately Conservative Profile I Portfolio
Record Owner	Percentage
FutureFunds Series Account	97.83%

Maxim Conservative Profile I Portfolio
Record Owner	Percentage
FutureFunds Series Account	96.71%

Maxim Aggressive Profile II Portfolio
Record Owner	Percentage
FutureFunds II Series Account	74.40%

Maxim Moderately Aggressive Profile II Portfolio
Record Owner	Percentage
FutureFunds II Series Account	31.24%
TNE Series (K) Account	8.21%

Maxim Moderate Profile II Portfolio
Record Owner	Percentage
FutureFunds II Series Account	74.47%

Maxim Moderately Conservative Profile II Portfolio
Record Owner	Percentage
FutureFunds II Series Account	30.80%
TNE Series (K) Account	7.37%

Maxim Conservative Profile II Portfolio
Record Owner	Percentage
FutureFunds II Series Account	72.60%

Maxim Lifetime 2015 Portfolio I – Class T
Record Owner	Percentage
MCM 2	52.44%
City of Dunedin 3	47.55%

Maxim Lifetime 2015 Portfolio I – Class T1
Record Owner	Percentage
FutureFunds II Series Account	72.56%
Solid Concepts, Inc. 4	24.49%

Maxim Lifetime 2015 Portfolio II – Class T
Record Owner	Percentage
Jensen Administrative Services, Inc. 5	62.49%
Newland Construction Co. 6	15.13%
MCM 2	8.87%

Maxim Lifetime 2015 Portfolio II – Class T1
Record Owner	Percentage
FutureFunds II Series Account	48.13%
Pioneer Pump, Inc. 7	13.19%
Superior Communications, Inc. 8	12.96%
Repete Corporation 9	10.61%

Maxim Lifetime 2015 Portfolio III – Class T
Record Owner	Percentage
MCM 2	100%

Maxim Lifetime 2015 Portfolio III – Class T1
Record Owner	Percentage
MCM 2	100%

Maxim Lifetime 2025 Portfolio I – Class T
Record Owner	Percentage
City of Dunedin 3	90.66%
MCM 2	7.50%

Maxim Lifetime 2025 Portfolio I – Class T1
Record Owner	Percentage
Solid Concepts, Inc. 4	59.94%
FutureFunds II Series Account	23.24%
Family Practice Associates, P.A. 10	8.37%
J.E. Keller and Daughters, Inc. 11	7.34%

Maxim Lifetime 2025 Portfolio II – Class T
Record Owner	Percentage
Sound Publishing, Inc. 12	48.25%

Maxim Lifetime 2025 Portfolio II – Class T1
Record Owner	Percentage
FutureFunds II Series Account	55.16%
Superior Communications, Inc. 8	8.73%
Waterstone Environmental, Inc. 13	8.56%
Sipat dba Tapis Corporation 14	6.74%

Maxim Lifetime 2025 Portfolio III – Class T
Record Owner	Percentage
MCM 2	100%

Maxim Lifetime 2025 Portfolio III – Class T1
Record Owner	Percentage
MCM 2	100%

Maxim Lifetime 2035 Portfolio I – Class T
Record Owner	Percentage
City of Dunedin 3	90.74%
MCM 2	9.20%

Maxim Lifetime 2035 Portfolio I – Class T1
Record Owner	Percentage
Solid Concepts, Inc. 4	65.36%
FutureFunds II Series Account	29.30%

Maxim Lifetime 2035 Portfolio II – Class T
Record Owner	Percentage
Sound Publishing, Inc. 12	53.94%
Iowa County Chrysler, Inc. 15	15.01%
MCM 2	6.12%

Maxim Lifetime 2035 Portfolio II – Class T1
Record Owner	Percentage
FutureFunds II Series Account	27.27%
Berlin, Ramos & Company, P.A. 16	20.63%
Waterstone Environmental, Inc. 13	15.77%
Superior Communications, Inc. 8	6.61%
Bregman, Berbert, Schwartz & Gilday, LLC 17	6.45%
(k) RPG 18	5.22%

Maxim Lifetime 2035 Portfolio III – Class T
Record Owner	Percentage
MCM 2	100%

Maxim Lifetime 2035 Portfolio III – Class T1
Record Owner	Percentage
MCM 2	100%

Maxim Lifetime 2045 Portfolio I – Class T
Record Owner	Percentage
MCM 2	100%

Maxim Lifetime 2045 Portfolio I – Class T1
Record Owner	Percentage
FutureFunds II Series Account	60.21%
Solid Concepts, Inc. 4	37.16%

Maxim Lifetime 2045 Portfolio II – Class T
Record Owner	Percentage
Sound Publishing, Inc. 12	52.70%
MCM 2	10.25%

Maxim Lifetime 2045 Portfolio II – Class T1
Record Owner	Percentage
FutureFunds II Series Account	45.66%
Waterstone Environmental, Inc. 13	26.55%
Accero Inc. 19	8.68%
Forest Grove Lumber Co., Inc. 20	5.01%

Maxim Lifetime 2045 Portfolio III – Class T
Record Owner	Percentage
MCM 2	100%

Maxim Lifetime 2045 Portfolio III – Class T1
Record Owner	Percentage
MCM 2	100%

Maxim Lifetime 2055 Portfolio I – Class T
Record Owner	Percentage
City of Dunedin 3	80.20%
MCM 2	19.80%

Maxim Lifetime 2055 Portfolio I – Class T1
Record Owner	Percentage
FutureFunds II Series Account	80.18%
MCM 2	19.82%

Maxim Lifetime 2055 Portfolio II – Class T
Record Owner	Percentage
MCM 2	51.50%
City of Garden Grove 21	8.07%

Maxim Lifetime 2055 Portfolio II – Class T1
Record Owner	Percentage
FutureFunds II Series Account	60.42%
Waterstone Environmental, Inc. 13	30.46%
MCM 2	8.59%

Maxim Lifetime 2055 Portfolio III – Class T
Record Owner	Percentage
MCM 2	100%

Maxim Lifetime 2055 Portfolio III – Class T1
Record Owner	Percentage
MCM 2	100%

1 3663 Woodward Avenue, Suite 200, Detroit, MI 48201

2 Investment by MCM consists of initial capital.

3 50 Milwaukee Avenue, Dunedin, FL 34698

4 8309 Avenue Crocker, Valencia, CA 91355

5  4 885 South 900 East Suite 202, Salt Lake City, UT 84117

6 3300 Chestnut Street, Everett, WA 98201

7 310 Sequioa Pkwy, Canby, OR 97013

8 704 E. Gude Drive, Rockville, MD 20850

9 W 226 Village Drive, Sussex, WI 53089

10 1100 South Broom Street, Wilmington, DE 19805

11 14105 NE Airport Way, Portland, OR 97230

12 19351 8 th Ave NE, Suite 106, Poulsbo, WA 98370

13 4409 Daisy Court, Moorpark, CA 93021

14 28 Kaysal Court, Armonk, NY 10504

15 102 Commerce St, Barneveld, WI 53507

16 11200 Rockville Pike #115, Rockville, MD 20852

17 7315 Wisconsin Ave, Bethesda, MD 20814

18 60 Market Street, Suite 217, Gaithersburg, MD 20878

19 233 S. Wacker Drive, Suite 3640, Chicago, IL 60606

20 2700 NE Orchard Ave, McMinnville, OR 97128

21 11222 Acacia Parkway, Garden Grove, CA 92842

INVESTMENT PERFORMANCE

The Portfolios may quote measures of investment performance in various ways.  All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns.

Maxim Money Market Portfolio
In accordance with regulations prescribed by the SEC, the Fund is required to compute the Money Market Portfolio's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on its portfolio securities.  This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation but not investment income) in the value of a hypothetical account having a balance of one share of the Money Market Portfolio at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis by multiplying the base period return by (365/7).

The SEC also permits the Fund to disclose the effective yield of the Money Market Portfolio for the same seven-day period, determined on a compounded basis.  The effective yield is calculated by compounding the annualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

The yield on amounts held in the Money Market Portfolio normally will fluctuate on a daily basis.  Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return.  The Portfolio's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Portfolio, the types and quality of portfolio securities held by the Portfolio, and its operating expenses.

For the seven day period ending December 31, 2008, the Money Market Portfolio’s 7-day yield was 0.332% and its effective yield was 0.333%.

Other Portfolios

Standardized Average Annual Total Return Quotations.  Average annual total return quotations for shares of a Portfolio are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

           P(I+T)n = ERV

Where:	P=	a hypothetical initial payment of $1,000
	T=	average annual total return
	n=	number of years
	ERV=	ending redeemable value of the hypothetical $ 1,000 initial payment made at the beginning of the designated period (or fractional portion thereof)

The computation above assumes that all dividends and distributions made by a Portfolio are reinvested at net asset value during the designated period.  The average annual total return quotation is determined to the nearest 1/100 of 1%.

One of the primary methods used to measure performance is "total return." Total return will normally represent the percentage change in value of a Portfolio, or of a hypothetical investment in a Portfolio, over any period up to the lifetime of the Portfolio.  Unless otherwise indicated, total return calculations will usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period.

Total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period.  The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance.  Performance may also be portrayed in terms of cash or investment values, without percentages.  Past performance cannot guarantee any particular result.  In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration.

Each Portfolio's average annual total return quotations and yield quotations as they may appear in the Prospectus, this SAI or in advertising are calculated by standard methods prescribed by the SEC.

Each Portfolio may also publish its distribution rate and/or its effective distribution rate.  A Portfolio's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share.  A Portfolio's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio.  The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment.  A Portfolio's yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on a Portfolio's last monthly distribution.  A Portfolio's monthly distribution tends to be relatively stable and may be more or less than the amount of net investment income and short- term capital gain actually earned by the Portfolio during the month.

Other data that may be advertised or published about each Portfolio include the average portfolio quality, the average portfolio maturity and the average portfolio duration.

Standardized Yield Quotations.  The yield of a Portfolio is computed by dividing the Portfolio's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share on the last day of such base period in accordance with the following formula:

2[( a - b + 1 )6 - 1 ]
    (cd)

Where:	a=	net investment income earned during the period
	b=	net expenses accrued for the period
	c=	the average daily number of shares outstanding during the period that were entitled to receive dividends
	d=	the maximum offering price per share

Net investment income will be determined in accordance with rules established by the SEC.

Calculation of Total Return.  Total return is a measure of the change in value of an investment in a Portfolio over the time period covered .  In calculating total return, any dividends or capital gains distributions are assumed to have been reinvested in the Portfolio immediately rather than paid to the investor in cash.  The formula for total return includes four steps (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Portfolio all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of they hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period and deducting any applicable contingent deferred sales charge; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment.  Total return will be calculated for one year, five years and ten years or some other relevant periods if a Portfolio has not been in existence for at least ten years.

FORMULA:                      P(1+T)  to the power of N = ERV

Where:	T=	Average annual total return
	N=	The number of years including portions of years where applicable for which the performance is being measured
	ERV=	Ending redeemable value of a hypothetical $1,000 payment made at the inception of the portfolio
	P=	Opening redeemable value of a hypothetical $1,000 payment made at the inception of the portfolio

The above formula can be restated to solve for T as follows:

T =	[(ERV/P) to the power of 1/N]-1

Performance Comparisons
Each Portfolio may from time to time include its yield and/or total return in advertisements or in information furnished to present or prospective shareholders.  Each Portfolio may include in such advertisements the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Morningstar, Inc., relevant indices and Donoghue Money Fund Report as having the same or similar investment objectives.

The manner in which total return and yield will be calculated for public use is described above.  The table in the Prospectus under the heading "Performance Related Information," summarizes the calculation of total return and yield for each Portfolio, where applicable, through December 31, 2008.  The Lifetime Asset Allocation Portfolios commenced operations on May 1, 2009, and the SecureFoundation Balanced Portfolio and SecureFoundation Lifetime Portfolios had not commenced operations prior to the date of this SAI.  Therefore, no performance related information for those Portfolios is contained in the Prospectuses for those Portfolios.

DIVIDENDS AND TAXES

The following is only a summary of certain tax considerations generally affecting a Portfolio and its shareholders that are not described in the Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning or legal advice from a qualified tax advisor.

Qualification as a Regulated Investment Company
The Internal Revenue Code of 1986, as amended (the "Code"), provides that each investment portfolio of a series investment company is to be treated as a separate corporation.  Accordingly, each Portfolio will seek to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Code.  As a RIC, a Portfolio will not be subject to federal income tax on the portion of its net investment income (i.e., its taxable interest, dividends and other taxable ordinary income, net of expenses) and net realized capital gain (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.  A Portfolio will be subject to tax at regular corporate rates on any income or gains that it does not distribute.  Distributions by a Portfolio made during the taxable year or, under specified circumstances, within one month after the close of the taxable year, will be considered distributions of income and gains during the taxable year and can therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").  A Portfolio is also subject to certain investment diversification requirements in order to be taxed as a RIC.  Each Portfolio intends to comply with the investment diversification requirements of Code Section 817(h) so that variable insurance contract holders that have chosen a Portfolio as an investment option under their contracts will continue to qualify for tax deferral.  For a discussion of the tax treatment of the variable contracts and holders thereof, see the discussion of federal income tax consideration included in the prospectus for the contracts.

Certain debt securities purchased by a Portfolio (such as zero-coupon bonds) may be treated for federal income tax purposes as having original issue discount.  Original issue discount, generally defined as the excess of the stated redemption price at maturity over the issue price, is treated as interest for federal income tax purposes.  Whether or not a Portfolio actually receives cash, it is deemed to have earned original issue discount income that is subject to the distribution requirements of the Code.  Generally, the amount of original issue discount included in the income of a Portfolio each year is determined on the basis of a constant yield to maturity that takes into account the compounding of accrued interest.

In addition, a Portfolio may purchase debt securities at a discount that exceeds any original issue discount that remained on the securities at the time a Portfolio purchased the securities.  This additional discount represents market discount for income tax purposes.  Treatment of market discount varies depending upon the maturity of the debt security and the date on which it was issued.  For a debt security issued after July 18, 1984 having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless a Portfolio elects for all its debt securities having a fixed maturity date of more than one year from the date of issue to include market discount in income in taxable years to which it is attributable).  Generally, market discount accrues on a daily basis.  For any debt security issued on or before July 18, 1984 (unless a Portfolio makes the election to include market discount in income currently), or any debt security having a fixed maturity date of not more than one year from the date of issue, the gain realized on disposition will be characterized as long-term or short-term capital gain depending on the period a Portfolio held the security.  A Portfolio may be required to capitalize, rather than deduct currently, part or all of any net direct interest expense on indebtedness incurred or continued to purchase or carry any debt security having market discount (unless a Portfolio makes the election to include market discount in income currently).

If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the current and accumulated earnings and profits of a Portfolio.  In such event, such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

If a Portfolio were to fail to qualify as a RIC for one or more taxable years, the Portfolio could then qualify (or requalify) as a RIC for a subsequent taxable year only if the Portfolio had distributed to the Portfolio's shareholders a taxable dividend equal to the full amount of any earnings and profits (less the interest charge mentioned below, if applicable) attributable to such period.  A Portfolio might also be required to pay to the U.S. Internal Revenue Service interest on 50% of such accumulated earnings and profits.  In addition, pursuant to the Code and U.S. Treasury regulations, if the Portfolio should fail to qualify as a RIC and should thereafter seek to requalify as a RIC, the Portfolio may be subject to tax on the excess (if any) of the fair market value of the Portfolio's assets over the Portfolio's basis in such assets, as of the day immediately before the first taxable year for which the Portfolio seeks to requalify as a RIC.

If a Portfolio determines that it will not qualify as a RIC under Subchapter M of the Code, the Portfolio will establish procedures to reflect the anticipated tax liability in the Portfolio's net asset value.

Excise Tax on Regulated Investment Companies
The Portfolios intend to make sufficient distributions or deemed distributions of their ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax that applies to a regulated investment company that fails to distribute specified percentages of its ordinary taxable income and capital gain net income.  However, investors should note that the Portfolios may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Effect of Future Legislation; Local Tax Considerations
The foregoing general discussion of U.S. federal income tax consequences is based on our understanding of the Code and the regulations issued thereunder as in effect on the date of this SAI.  Future legislative or administrative changes or court decisions may significantly change the discussion expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

OTHER INFORMATION

Description of Shares
Shares of beneficial interest of the Fund are redeemable at their net asset value at the option of the shareholder or at the option of the Fund in certain circumstances.  The Fund allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Portfolio. These assets constitute the underlying assets of each Portfolio, are segregated on the Fund's books of account, and are charged with the expenses of such Portfolio and its respective classes. The Fund allocates any general expenses of the Fund not readily identifiable as belonging to a particular Portfolio by or under the direction of the Board, primarily on the basis of relative net assets, or other relevant factors.  Each Portfolio (other than the Lifetime Asset Allocation Portfolios, the SecureFoundation Balanced Portfolio, and SecureFoundation Lifetime Portfolios) offers one class of shares.  Each Lifetime Asset Allocation Portfolio offers Class T and Class T1 shares, the SecureFoundation Balanced Portfolio offers Class G and Class G1 shares, and each SecureFoundation Lifetime Portfolio offers Class G and Class G1 shares.  Each share of each Portfolio represents an equal proportionate interest in that Portfolio with each other share and is entitled to such dividends and distributions out of the income belonging to such Portfolio as are declared by the Board. Each share class represents interests in the same portfolio of investments. Differing expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Portfolio allocable to such class available for distribution after satisfaction of outstanding liabilities of the Portfolio allocable to such class.  Additional classes of shares may be authorized in the future.

Voting Rights
The shares of the Portfolios have no preemptive or conversion rights. Shares are fully paid and nonassessable. The Fund or any Portfolio may be terminated upon the sale of its assets to another investment company (as defined in the 1940 Act), or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the Fund or the Portfolios. If not so terminated, the Fund or the Portfolios (as defined under the 1940 Act) will continue indefinitely.

Shareholders of a Portfolio are entitled to one vote for each Portfolio share owned and fractional votes for fractional shares owned.  However, shareholders of any particular class of the Fund will vote separately on matters relating solely to such class and not on matters relating solely to any other class(es).  Pursuant to current interpretations of the 1940 Act, insurance companies that invest in a Portfolio will solicit voting instructions from owners of variable insurance contracts that are issued through separate accounts registered under the 1940 Act with respect to any matters that are presented to a vote of shareholders of that Portfolio.

Dividends rights, the right of redemption, and exchange privileges are described in the Prospectus.

Custodian
The Bank of New York Mellon, One Wall Street, New York, New York  10286, is custodian of the assets for all Portfolios, other than the Profile Portfolios, the Lifetime Asset Allocation Portfolios, SecureFoundation Balanced Portfolio and SecureFoundation Lifetime Portfolios, each of which are self-custodied.  Fees paid for custodial services by MCM for the period 2006-2008 are as follows:

Year	Bank of New York Mellon
2006	$1,192,689
2007	$1,099,200
2008	$1,072,534

The custodian is responsible for the safekeeping of a Portfolio’s assets and the appointment of the subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a Portfolio or in deciding which securities are purchased or sold by a Portfolio. However, a Portfolio may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian.

Transfer and Dividend Paying Agent
FASCore, LLC (“FASCore”), 8515 East Orchard Road, Greenwood Village, Colorado 80111 serves as the Fund’s transfer agent and dividend paying agent. FASCore is an affiliate of the Fund and charges no fee for its services.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP, 555 17th Street, Suite 3600, Denver, Colorado 80202, serves as the Fund’s independent registered public accounting firm. Deloitte & Touche LLP audits financial statements for the Fund and provides other audit and related services.

FINANCIAL STATEMENTS

The audited financial statements and financial highlights as of December 31, 2008 for each of the Portfolios of the Fund, except the Lifetime Asset Allocation Portfolios, the SecureFoundation Balanced Portfolio and the SecureFoundation Lifetime Portfolios, which commenced operations subsequent to December 31, 2008, together with the notes thereto and the report of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, are incorporated by reference to Forms N-CSR filed via EDGAR on February 26, 2009 and February 27, 2009 (File No. 811-03364).  The Lifetime Asset Allocation Portfolios commenced operations on May 1, 2009, and the SecureFoundation Balanced Portfolio and SecureFoundation Lifetime Portfolios commenced operations on November 13, 2009.  Therefore, no audited financial statements for those Portfolios are available as of the date of this SAI.  Audited financial statements for the Lifetime Asset Allocation Portfolios, the SecureFoundation Balanced Portfolio, and the SecureFoundation Lifetime Portfolios will be included in the Fund’s Annual Report to Shareholders and will be incorporated by reference from the Annual Reports after the end of those Portfolios’ first fiscal year.

APPENDIX A

Corporate Bond Ratings by Moody's Investors Service, Inc.

Aaa - Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge”.  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds where are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Corporate Bonds Ratings by Standard & Poor's Corporation

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations.  Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest.  Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity for bonds rated BBB than for bonds in the A category.

BB & B - Standard & Poor's describes the BB and B rated issues together with issues rated CCC and CC.  Debt in these categories is regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB indicates the lowest degree of speculation and CC the highest degree of speculation.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

A-1

Commercial Paper Ratings by Moody's Investors Service, Inc.

Prime-1 - Commercial Paper issuers rated Prime-1 are judged to be of the best quality.  Their short-term debt obligations carry the smallest degree of investment risk.  Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured.  Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available.  While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

Prime-2 - Issuers in the Commercial Paper market rated Prime-2 are high quality.  Protection for short-term holders is assured with liquidity and value of current assets as well as cash generation in sound relationship to current indebtedness.  They are rated lower than the best commercial paper issuers because margins of protection may not be as large or because fluctuations of protective elements over the near or immediate term may be of greater amplitude.  Temporary increases in relative short and overall debt load may occur.  Alternative means of financing remain assured.

Prime-3 - Issuers in the Commercial Paper market rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations.  The effect of industry characteristics and market composition may be more pronounced.  Variability in earning and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage.  Adequate alternate liquidity is maintained.

Commercial Paper Ratings by Standard & Poor's Corporation

A - Issuers assigned this highest rating are regarded as having the greatest capacity for timely payment.  Issuers in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

A-2 - Capacity for timely payment for issuers with this designation is strong.  However, the relative degree of safety is not as overwhelming as for issues designated “A-1”.

A-3 - Issuers carrying this designation have a satisfactory capacity for timely payment.  They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

Commercial Paper Ratings by Fitch Ratings

F-1—Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a “+” is added to the assigned rating.

F-2—Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same
country. However, the margin of safety is not as great as in the case of the higher ratings.

A-2

APPENDIX B
PROXY VOTING POLICIES AND PROCEDURES

Proxy voting information for Maxim Series Fund, Inc. will be provided upon request.  A copy of Maxim Series Fund, Inc.’s proxy voting policies and procedures, or a copy of the applicable proxy voting record may be requested by calling 1-866-831-7129, or writing to: Secretary, Maxim Series Fund, Inc. at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

B-1

PART C
OTHER INFORMATION

Item 23.                        Exhibits

(a) Articles of Incorporation are incorporated by reference to Registrant’s Post-Effective Amendment No. 67 to its Registration Statement filed on February 29, 2000 (File No. 2-75503); Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 67 to its Registration Statement filed on February 28, 2000 (File No. 2-75503), Post-Effective Amendment No. 72 filed on April 27, 2001 (File No. 2-75503), Post-Effective Amendment No. 73 filed on December 31, 2001 (File No. 2-75503), Post-Effective Amendment No. 75 filed on March 1, 2002 (File No. 2-75503), Post-Effective Amendment No. 77 filed on February 14, 2003 (File No. 2-75503), Post-Effective Amendment No. 78 filed on April 11, 2003, (File No. 2-75503), Post-Effective Amendment No. 80 filed on June 30, 2003 (File No. 2-75503), Post-Effective Amendment No. 83 filed on August 4, 2004 (File No. 2-75503),  Post-Effective Amendment No. 88 filed on May 1, 2007 (File No. 2-75503), Post-Effective Amendment No. 92 to its Registration Statement filed on March 20, 2008 (File No. 2-75503), Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503), and Post-Effective Amendment No. 100 filed on October 29, 2009 (File No. 2-75503).

(b) Bylaws are incorporated by reference to Registrant’s Post-Effective Amendment No. 67 to its Registration Statement filed on February 28, 2000, (File No. 2-75503).  Amended and Restated Bylaws of Maxim Series Fund, Inc. are incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File No. 2-75503).

(c) Not Applicable.

(d)(1) Investment Advisory Agreement and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 64 to the Registration Statement filed on July 22, 1999 (File No. 2-75503), Post-Effective Amendment No. 76 filed on April 26, 2002 (File No. 2-75503), Post-Effective Amendment No. 78 filed on April 11, 2003 (File No. 2-75503), Post-Effective Amendment No. 80 filed on June 30, 2003 (File No. 2-75503),  Post-Effective Amendment No. 93 filed on April 28, 2008 (File No. 2-75503), Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503), and Post-Effective Amendment No. 100 filed on October 29, 2009 (File No. 2-75503).

(d)(2) Sub-Advisory Agreement on behalf of Maxim Ariel MidCap Value Portfolio and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001 (File No. 2-75503), Post-Effective Amendment No. 78 filed on April 11, 2003 (File No. 2-75503), and Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503).

(d)(3) Sub-Advisory Agreement on behalf of Maxim Ariel Small-Cap Value Portfolio and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001 (File No. 2-75503),  Post-Effective Amendment No. 78 filed on April 11, 2003 (File No. 2-75503), and Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503).

(d)(4) Form of Sub-Advisory Agreement on behalf of Maxim Stock Index, Maxim Index 600 and Maxim S&P 500® Index Portfolios and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 78 to its Registration Statement filed on April 11, 2003 (File No. 2-75503),  Post-Effective Amendment No. 80 filed on June 30, 2003 (File No. 2-75503), and Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503).

1

(d)(5) Sub-Advisory Agreement on behalf of Maxim Invesco ADR Portfolio and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001 (File No. 2-75503), and Post-Effective Amendment No. 78 filed on April 11, 2003 (File No. 2-75503).

(d)(6) Sub-Advisory Agreement on behalf of Maxim Loomis Sayles Bond and Maxim Loomis Sayles Small-Cap Value Portfolios is incorporated by reference to Registrant’s Post-Effective Amendment No. 70 to the Registration Statement filed on March 1, 2001 (File No. 2-75503).

(d)(7) Sub-Advisory Agreement on behalf of Maxim T. Rowe Price Equity/Income Portfolio and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001 (File No. 2-75503),  Post-Effective Amendment No. 83 filed on August 4, 2004 (File No. 2-75503), and Post-Effective Amendment No. 93 filed on April 28, 2008 (File No. 2-75503).

(d)(8) Sub-Advisory Agreement on behalf of Maxim T. Rowe Price MidCap Growth Portfolio and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 55 to the Registration Statement filed on April 30, 1998 (File No. 2-75503), Post-Effective Amendment No. 72 filed on April 27, 2001 (File No. 2-75503), and Post-Effective Amendment No. 78 filed on April 11, 2003 (File No. 2-75503).

(d)(9) Form of Sub-Advisory Agreement on behalf of Maxim MFS International Growth Portfolio and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 80 to the Registration Statement filed on June 30, 2003 (File No. 2-75503).

(d)(10) Form of Sub-Advisory Agreement on behalf of Maxim Federated Bond Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 80 to the Registration Statement filed on June 30, 2003 (File No. 2-75503).

(d)(11) Form of Sub-Advisory Agreement on behalf of Maxim Janus Large Cap Growth Portfolio and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 80 to the Registration Statement filed on June 30, 2003 (File No. 2-75503) and Post-Effective Amendment No. 83 filed on August 4, 2004 (File No. 2-75503).

(d)(12) Form of Sub-Advisory Agreement on behalf of Maxim Small-Cap Growth Portfolio and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File No. 2-75503) and Post-Effective Amendment No. 93 filed on April 28, 2008 (File No. 2-75503).

 (d)(13)  Form of Sub-Advisory Agreement on behalf of Maxim MFS International Value Portfolio is filed herewith.

(d)(14)  Form of Sub-Advisory Agreement on behalf of Maxim Global Bond Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File No. 2-75503).

(d)(15)  Form of Sub-Advisory Agreement on behalf of Maxim Putnam High Yield Bond Portfolio is filed herewith.

2

(d)(16)                      Form of Sub-Advisory Agreement on behalf of Maxim Small-Cap Value Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 92 to its Registration Statement filed on March 20, 2008 (File No. 2-75503).

(d)(17)                      Form of Sub-Advisory Agreement on behalf of Maxim MidCap Value Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 92 to its Registration Statement filed on March 20, 2008 (File No. 2-75503).

(e)(1)(a)  Form of Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File No. 2-75503).

(e)(1)(b)  Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503).  Amendment to Principal Underwriting Agreement is incorporated by reference to Post-Effective Amendment No. 100 filed on October 29, 2009 (File No. 2-75503).

(e)(2)           Form of Selling Agreement for the Maxim Lifetime Asset Allocation Portfolios is incorporated by reference to Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503). Form of Selling Agreement for the Maxim SecureFoundation Balanced Portfolio and Maxim SecureFoundation Lifetime Portfolios is incorporated by reference to   Post-Effective Amendment No. 100 filed on October 29, 2009 (File No. 2-75503).

(f) Not Applicable.

(g) Custody Agreements with The Bank of New York Mellon is incorporated by reference to Registrant’s Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001 (File No. 2-75503).

(h) (1) Transfer Agency and Service Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001 (File No. 2-75503).

(h)(2) Securities Lending Agreement with The Bank of New York Mellon is incorporated by reference to Registrant's Post-Effective Amendment No. 74 filed on March 1, 2002 (File No. 2-75503).

(h)(3)  Rule 22c-2 Shareholder Information Agreement between the Fund and GWFS Equities, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 88 to its Registration Statement filed on May 1, 2007 (File No. 2-75503).

(i) Legal Opinion of Helliwell, Melrose & DeWolfe, P.A. is incorporated by reference to the exhibits to Registrant's Post-Effective Amendment No. 67 to its Registration Statement filed on February 28, 2000 (File No. 2-75503).

(i)(2)           Legal Opinion with respect to the Lifetime Asset Allocation Portfolios is incorporated by reference to Registrant’s Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503).

(i)(3)           Legal Opinion with respect to the Maxim SecureFoundation Balanced Portfolio and Maxim SecureFoundation Lifetime Portfolios is incorporated by reference to Post-Effective Amendment No. 100 filed on October 29, 2009 (File No. 2-75503).

3

(j) Written Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, is filed herewith.

(k) Not Applicable.

(l)  Not Applicable.

(m)  Form of Distribution Plan under Rule 12b-1 for the Maxim Lifetime Asset Allocation Portfolios is incorporated by reference to Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503).  Forms of Distribution Plans under Rule 12b-1 for the Maxim SecureFoundation Balanced Portfolio and Maxim SecureFoundation Lifetime Portfolios is incorporated by reference to Post-Effective Amendment No. 100 filed on October 29, 2009 (File No. 2-75503).

(n)  Form of Rule 18f-3 Plan for the Maxim Lifetime Asset Allocation Portfolios is incorporated by reference to Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503).  Forms of Rule 18f-3 Plans for the Maxim SecureFoundation Balanced Portfolio and Maxim SecureFoundation Lifetime Portfolios is incorporated by reference to Post-Effective Amendment No. 100 filed on October 29, 2009 (File No. 2-75503).

(o)  Not Applicable.

(p)(1) Code of Ethics for the Fund’s principal underwriter is incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File No. 2-75503).

(p)(2) Code of Ethics for Ariel Investments, LLC is incorporated by reference to Post-Effective Amendment No. 38 to Ariel Investment Trust’s Registration Statement filed on January 29, 2009 (File No. 33-7699).

(p)(3) Code of Ethics for Mellon Capital Management Corporation is incorporated by reference to Pre-Effective Amendment No. 2 to Realty Fund’s Registration Statement filed on September 20, 2007 (File No. 333-142156).

(p)(4) Code of Ethics for Invesco Global Asset Management (N.A.), Inc. is incorporated by reference to Post-Effective Amendment No. 42 to AIM International Mutual Funds’ Registration Statement filed on February 25, 2009 (File No. 33-44611).

(p)(5) Code of Ethics for Loomis, Sayles & Company, L.P. is incorporated by reference to Post-Effective Amendment No. 52 to the Loomis Sayles Funds II’s Registration Statement filed on December 3, 2008 (File No. 33-39133).

(p)(6) Code of Ethics for T. Rowe Price Group is incorporated by reference to Post-Effective Amendment No. 34 to T. Rowe Price Institutional International Fund, Inc.’s Registration Statement filed on February 26, 2009 (File No. 33-29697).

(p)(7) Code of Ethics for Massachusetts Financial Services Company is Incorporated by reference to Post-Effective Amendment No. 40 to MFS Series Trust III’s Registration Statement filed on March 29, 2007 (File No. 2-60491).

4

(p)(8) Code of Ethics for Federated Investment Management Company is incorporated by reference to Post-Effective Amendment No. 103 to Money Market Obligation Trust’s Registration Statement filed on February 27, 2009 (File No. 33-31602).

(p)(9) Code of Ethics for Janus Capital Management LLC is incorporated by reference to the exhibits to Post-Effective Amendment No. 53 to Janus Adviser Series’ Registration Statement filed on December 31, 2008 (File No. 333-33978).

(p)(10)  Code of Ethics for Silvant Capital Management LLC is incorporated by reference to Post-Effective Amendment No. 66 to Ridgeworth Funds’ (formerly, STI Classic Funds) Registration Statement filed on May 30, 207 (File No. 33-45671).

 (p)(11)  Code of Ethics for Franklin Advisors, Inc. is incorporated by reference to Post-Effective Amendment No. 30 to Franklin Templeton Global Trust filed February 26, 2009 (File No. 33-01212).

(p)(12)  Code of Ethics for Putnam Investment Management, LLC  and amendments thereto are incorporated by reference to Post-Effective Amendment No. 93 to Putnam Funds Trust filed June 26, 2009 (File No. 333-00515).

(p)(13) Code of Ethics for Goldman, Sachs Asset Management, L.P. is incorporated by reference to Registrant’s Post-Effective Amendment No. 95 to its Registration Statement filed on March 20, 2008 (File No. 2-75503).

(p)(14) Code of Ethics for Invesco Institutional (N.A.), Inc. is incorporated by reference to Post-Effective Amendment No. 51 to AIM Sector Funds’ Registration Statement filed on February 13, 2009 (File No. 2-85905).

(p)(15) Maxim Series Fund, Inc. and GW Capital Management, LLC Amended and Restated Code
of Ethics for Securities Transactions of Access Persons is incorporated by reference to Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503).

(q) Not applicable.

5

Item 24.	Persons Controlled by or under Common Control with Registrant.

Organizational Chart – June 30, 2009

I.     OWNERSHIP OF POWER CORPORATION OF CANADA

The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:

Paul G. Desmarais
        99.999% - Pansolo Holding Inc.
                   100% - 3876357 Canada Inc.
                   100% - 3439496 Canada Inc.
               100% - Capucines Investments Corporation
                     32% - Nordex Inc. (68% also owned directly by Paul G. Desmarais)
                                94.9% - Gelco Enterprises Ltd. (5.1% also owned directly by Paul G. Desmarais)
           62.08% - Power Corporation of Canada

The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by Mr. Paul G. Desmarais is as follows. There are issued and outstanding as of June 30, 2009 407,889,265 Subordinate Voting Shares (SVS) of PCC carrying one vote per share and 48,854,772 Participating Preferred Shares (PPS) carrying 10 votes per share; hence the total voting rights are 896,436,985.

Pansolo Holding Inc. owns directly 23,216,033 SVS and 367,692 PPS, entitling Pansolo Holding Inc. directly to an aggregate percentage of voting rights of 26,892,953 or 3.00% of the total voting rights attached to the shares of PCC. Pansolo Holding Inc. wholly owns 3876357 Canada Inc., 3439496 Canada Inc. and Capucines Investments Corporation which respectively own 40,686,080 SVS, 3,236,279 SVS, 3,125,000 SVS of PCC, representing respectively  4.54% ,  0.36%, 0.35% of the aggregate voting rights of PCC.

Gelco Entreprises Ltd owns directly 48,235,700 PPS, representing 53.81% of the aggregate voting rights of PCC (PPS (10 votes) and SVS (1 vote)). Hence the total voting rights of PCC under the direct and indirect control of Mr. Paul G. Desmarais is approximately 62.21%; note that this is not the equity percentage.

Mr. Paul G. Desmarais also owns personally 1,361,750 SVS of PCC.

II.     OWNERSHIP BY POWER CORPORATION OF CANADA

Power Corporation of Canada has a 10% or greater voting interest in the following entities:

A.     Great-West Life & Annuity Insurance Company Group of Companies (U.S. insurance)

Power Corporation of Canada (Canada) - Holding and Management Company
  100.0% - 171263 Canada Inc. (Canada) - Holding Company
      66.3% - Power Financial Corporation (Canada) - Holding Company
        68.6% - Great-West Lifeco Inc. (Canada) - Holding Company
         100.0% - Great-West Financial (Canada) Inc. (Canada) - Holding Company
         100.0% - Great-West Financial (Nova Scotia) Co. (Canada) - Holding Company
           100.0% - Great-West Lifeco U.S. Inc. (Canada)
           100.0% - GWL&A Financial Inc. (Delaware) - Holding Company
                           60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. (Canada) - Holding Company
                           60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II (Canada) - Holding Company
                           60.0% - Great-West Life & Annuity Insurance Capital, LLC (Canada) - Holding Company
                           60.0% - Great-West Life & Annuity Insurance Capital, LLC II (Canada) - Holding Company
                          100.0% - Great-West Life & Annuity Insurance Company (Colorado) - Insurance Company
                                            100.0% - Advised Assets Group, LLC (Colorado) - Insurance Company
                                            100.0% - GWFS Equities, Inc. (Delaware) - Securities Broker/Dealer
                                            100.0% - Canada Life Insurance Company of America (Michigan) - Insurance Company
                                                           100.0% - Great-West Life & Annuity Insurance Company of South Carolina (South Carolina) - Captive Insurance Company
                                           100.0% - National Plan Coordinators of Delaware, Inc. (Delaware) - Third Party Administrator
                                           100.0% - Emjay Corporation (Wisconsin) - Third Party Administrator
                                                           100.0% - EMJAY Retirement Plan Services, Inc. (Wisconsin) - Third Party Administrator
                                           100.0% - Great-West Healthcare of Georgia, Inc. (Georgia) - Health Maintenance Organization
                                            100.0% - GW Investor Services, LLC (Colorado)
                                            100.0% - FASCore, LLC (Colorado) - Third Party Administrator
                                              50.0% - Westkin Properties Ltd. (California) - Real Estate Corporation
                                            83.20% - Maxim Series Fund, Inc. (Maryland) - Investment Company
                                           100.0% - GW Capital Management, LLC (Colorado) - Investment Adviser
                                           100.0% - Orchard Trust Company, LLC (Colorado) - Trust Company
                                           100.0% - Lottery Receivable Company One LLC (Delaware) - Lottery Annuity Administrator
                                           100.0% - LR Company II, L.L.C. (Delaware) - Lottery Annuity Administrator
                                           100.0% - Singer Collateral Trust IV (Delaware) - Lottery Annuity Administrator
                                           100.0% - Singer Collateral Trust V (Delaware) - Lottery Annuity Administrator

B.     Putnam Investments Group of Companies (Mutual Funds)
Power Corporation of Canada
    100.0% - 171263 Canada Inc.
       66.3% - Power Financial Corporation
         68.6% - Great-West Lifeco Inc.
           100.0% - Great-West Financial (Canada) Inc.
             100.0% - Great-West Financial (Nova Scotia) Co.
               100% - Great-West Lifeco U.S., Inc.
                  100% - Putnam Investments, LLC
                     100.0% - Putnam Acquisition Financing Inc.
                        100.0% - Putnam Acquisition Financing LLC
                           100.0% - Putnam Holdings LLC.
                              99.0% - Putnam General Partnership (1% owned by Putnam U.S. Holdings I Inc.)
                                                   100.0% -Putnam, LLC
                                                   99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)
                                                 100.0% - Putnam Retail Management GP, Inc.
                                                 100.0% - Putnam Investment Management, LLC
                                                 100.0% - Putnam Advisory Company GP, Inc.
                                                   99.0% - Putnam Advisory Company, Limited Partnership (1% owned by Putnam Advisory Company GP, Inc.)
                                                                 100.0% - The Putnam Advisory Company, LLC

6

                        100.0% - Putnam U.S. Holdings I Inc.
                        100.0% - Putnam U.S. Holdings II Inc
                           99.0% - Putnam Investment II LP (1% owned by Putnam U.S. Holdings II Inc.)
                                         100.0% - Putnam U.S. Holdings I, LLC
                                             80.0% - PanAgora Asset Management, Inc.
                                             100.0% -Putnam GP Inc.
                                             100.0% - PII Holdings, Inc.
                                              99.0% - TH Lee Putnam Equity Managers LP (1% owned by Putnam GP Inc.)
                                             100.0% - Putnam Investment Holdings, LLC
                                                 100.0% - Putnam Aviation Holdings, LLC
                                                 100.0% - Putnam Capital, LLC
                                                       80.0% - TH Lee Putnam Capital Management, LLC
                         100.0% - Putnam Fiduciary Trust Company (NH)
                     100.0% - Putnam International Holdings LLC
                                     100.0% - Putnam Investments Inc. (Canada)
                                     100.0% - Putnam Investments (Ireland) Limited
                                     100.0% - Putnam Investments Australia Pty Limited
                                     100.0% - Putnam Investments Securities Co., Ltd. (Japan)
                                     100.0% - Putnam International Distributors, Ltd. (Cayman)
                                            100.0% - Putnam Investments Argentina S.A.
                                     100.0% - Putnam Investments (Asia) Limited
                                     100.0% - Putnam Investments Limited (U.K.)
                                             100.0% - New Flag UK Holdings Limited
                                                 100.0% - New Flag Asset Management Limited (UK)

C.     The Great-West Life Assurance Company Group of Companies (Canadian insurance)
Power Corporation of Canada
  100.0% - 171263 Canada Inc.
    66.3% - Power Financial Corporation
       68.6% - Great-West Lifeco Inc.
          100.0% - 2142540 Ontario Inc.
                 100.0% - Great-West Lifeco Finance (Delware) LP
                     100.0% - Great-West Lifeco Finance (Delaware) LLC
          100.0% - 2023308 Ontario Inc.
                    100.0% - Great-West Life & Annuity Insurance Capital, LP
                                   40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.
                                                 40.0% - Great-West Life & Annuity Insurance Capital, LLC
                  100.0% - Great-West Life & Annuity Insurance Capital, LP II
                                   40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II
                                                40.0% - Great-West Life & Annuity Insurance Capital, LLC II
          100.0% - 217866 Ontario Inc.
                100.0% - Great-West Lifeco Finance (Delaware) LP II
                      100.0% - Great-West Lifeco Finance (Delaware) LLC II
          100.0% - 2023310 Ontario Inc.
          100.0% - 2023311 Ontario Inc.
          100.0% - 6109756 Canada Inc.
          100.0% - 6922023 Canada Inc.

          100.0% - The Great-West Life Assurance Company (NAIC #80659, MI)
                   71.4% - GWL THL Private Equity I Inc. (28.6% owned by The Canada Life Assurance Company)
                                    100.0% - GWL THL Private Equity II Inc.
                                    100.0% - Great-West Investors Holdco Inc.
                                    100.0% - Great-West Investors LLC
                                                    100.0% - Great-West Investors LP Inc.
                                                                    100.0% - Great-West Investors GP Inc.
                                                                                    100.0% - Great-West Investors LP
                                                                                                    100.0% - T.H. Lee Interests
                  100.0% - Gold Circle Insurance Company
                  100.0% - GWL Realty Advisors Inc.
                                   100.0% - GWL Realty Advisors U.S., Inc.
                                   100.0% - RA Real Estate Inc.
                                                   0.1% RMA Real Estate LP
                                   100.0% - Vertica Resident Services Inc.
                  100.0% - GWL Investment Management Ltd.
                  100.0% - 801611 Ontario Limited
                  100.0% - 118050 Canada Inc.
                  100.0% - 1213763 Ontario Inc.
                                  70.0% - Kings Cross Shopping Centre Ltd.
                  100.0% - 681348 Alberta Ltd.
                100.0% - The Owner: Condominium Plan No 8510578
                    50.0% - 3352200 Canada Inc.
                  100.0% - 1420731 Ontario Limited
                  100.0% - 1455250 Ontario Limited
                  100.0% - CGWLL Inc.
                    65.0% - The Walmer Road Limited Partnership
                    50.0% - Laurier House Apartments Limited
                  100.0% - 2024071 Ontario Limited
                  100.0% - High Park Bayview Inc.
                    75.0% - High Park Bayview Limited Partnership
                    50.0% - KAB Properties Inc.
                     5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)
                 100.0% - 647679 B.C. Ltd.
                 100.0% - Red Mile Acquisitions Inc.
                   70.0% - TGS North American Real Estate Investment Trust
                                  100.0% - TGS Trust
                   70.0% - RMA Investment Company (Formerly TGS Investment Company)
                                 100.0% - RMA Property Management Ltd. (Formerly TGS REIT Property Management Ltd.)
                                 100.0% - RMA Property Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)
                                 100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)
                                                 100.0% - RMA (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023 Alberta Ltd. (50%) and 1214931 Alberta Ltd. (50%)]
                                                                  100.0% - RMA American Realty Corp.
                                                                                1% - RMA American Realty Limited Partnership [(99% owned by RMA (U.S.) Realty LLC (Delaware)]
                                                                  99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
                                100.0% - 1218023 Alberta Ltd.
                                                50% - special shares in RMA (U.S.) Realty LLC (Delaware)
                                100.0% - 1214931 Alberta Ltd.
                                                 50% - special shares in RMA (U.S.) Realty LLC (Delaware)

7

                    70.0% - RMA Real Estate LP
                                  100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)
                                  100.0% - S-8025 Holdings Ltd.
                                  100.0% - RMA Properties (Valley Centre) Ltd. (Formerly TGS REIT Properties (Valley Centre) Ltd.
                                  100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.
                                  100.0% - RMA Properties (Tri-Cities) Ltd. (Formerly TGS REIT Properties (Tri-Cities) Ltd.
                   70.0% - KS Village (Millstream) Inc.
                   70.0% - Troup Beau Developments Limited
                   70.0% - 0726861 B.C. Ltd.
                   70.0% - Trop Beau Developments Limited
                   70.0% - Kelowna Central Park Properties Ltd.
                   70.0% - Kelowna Central Park Phase II Properties Ltd.
                   40.0% - PVS Preferred Vision Services
                 100.0% - London Insurance Group Inc.
                                 100.0% - Trivest Insurance Network Limited
                                 100.0% - The Motion Picture Bond Company Inc.
                                 100.0% - London Life Insurance Company (Fed ID # 52-1548741 – NAIC # 83550, MI)
                                              30.0% - Kings Cross Shopping Centre Ltd.
                                              30.0% - 0726861 B.C. Limited
                                              30.0% - TGS North American Real Estate Investment Trust
                                                               100.0% - TGS Trust
                                              30.0% - RMA Investment Company (Formerly TGS Investment Company)
                                                               100.0% - RMA Property Management Ltd. (Formerly TGS REIT Property Management Ltd.)
                                                               100.0% - RMAProperty Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)
                                                               100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)
                                                                              100.0% - RMA (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023 Alberta Ltd. (50%) and 1214931 Alberta Ltd. 50%)]
                                                                                             100.0% - RMA American Realty Corp.
                                                                                                             1% - RMA American Realty Limited Partnership [(99% owned by RMA (U.S.) Realty LLC (Delaware)]
                                                                              99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
                                                              100.0% - 1218023 Alberta Ltd.
                                                                              50% - special shares in RMA (U.S.) Realty LLC (Delaware)
                                                              100.0% - 1214931 Alberta Ltd.
                                                                              50% - special shares in RMA (U.S.) Realty LLC (Delaware)
                                              30.0% - RMA Real Estate LP
                                                                               100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)
                                                                               100.0% - S-8025 Holdings Ltd.
                                                                               100.0% - RMA Properties (Valley Centre) Ltd. (Formerly TGS REIT Properties (Valley Centre) Ltd.
                                                                               100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.
                                                                               100.0% - RMA Properties (Tri-Cities) Ltd. (Formerly TGS REIT Properties (Tri-Cities) Ltd.
                                              100.0% - London Capital Management Ltd.
                                              100.0% - 1319399 Ontario Inc.
                                              100.0% - 3853071 Canada Limited
                                                50.0% - Laurier House Apartments Limited
                                                 30.0% - Kelowna Central Park Properties Ltd.
                                                 30.0% - Kelowna Central Park Phase II Properties Ltd.
                                      30.0% - Trop Beau Developments Limited
                                    100.0% - 42969098 Canada Inc.
                                    100.0% - 389288 B.C. Ltd.
                                    100.0% - Quadrus Investment Services Ltd.
                                          35.0% - The Walmer Road Limited Partnership
                                               100.0% - 177545 Canada Limited
                                               100.0% - Lonlife Financial Services Limited
                                                 88.0% - Neighborhood Dental Services Ltd.
                                               100.0% - Toronto College Park Ltd.
                                                 25.0% - High Park Bayview Limited Partnership
                                                 50.0% - KAB Properties Inc.
                                                 30.0% - KS Village (Millstream) Inc.
                                               100.0% - London Life Financial Corporation
                                                               89.4% - London Reinsurance Group, Inc. (10.6% owned by London Life Insurance Company)
                                                100.0% - London Life & General Reinsurance Co. Ltd. (1 share held by London Life & Casualty Reinsurance Corporation and 20,099,999 shares held by London Reinsurance Group Inc.)
                                                                        100.0% - London Life & Casualty Reinsurance Corporation
                                                                                         100.0% - Trabaja Reinsurance Company Ltd.
                                                                                         100.0% - London Life and Casualty (Barbados) Corporation
                                                                         100.0% - LRG (US), Inc.
                                                                                         100.0% - London Life International Reinsurance Corporation
                                                                                         100.0% - London Life Reinsurance Company (Fed ID # 23-2044256 – NAIC # 76694, PA)
                                                                                         100.0% - HRMP, Inc.
                                                                                                      51.0% - Health Reinsurance Management Partnership (HRMP) (Massachusetts)
                                                                                                      100.0% - HRMP II, Inc.
                                                                                                                      49% Health Reinsurance Management Partnership (HRMP) (Massachusetts)

     100.0% - Canada Life Financial Corporation
                          100.0% - The Canada Life Assurance Company (Fed ID # 38-0397420, NAIC # 80659, MI)
                                            100.0% - Canada Life Brasil LTDA
                                            100.0% - Canada Life Capital Corporation, Inc.
                                                           100.0% - Canada Life International Holdings, Limited
                                                                            100.0% - Canada Life International Services Limited
                                                                            100.0% - Canada Life International, Limited
                                                                                             100.0% - CLI Institutional Limited
                                                                            100.0% - Canada Life Irish Holding Company, Limited
                                                                                           100.0% - Lifescape Limited
                                                                                           100.0% - Setanta Asset Management Limited
                                                                                           100.0% - Canada Life Group Services Limited
                                                                                           100.0% - Canada Life Europe Investment Limited
                                                                                                            78.67% - Canada Life Assurance Europe Limited
                                                                                                           100.0% - Canada Life Europe Management Services, Limited
                                                                                                                           21.33% - Canada Life Assurance Europe Limited
                                                                                          100.0% - Canada Life Assurance (Ireland), Limited
                                                                                                           100.0% - F.S.D. Investments, Limited
                                                                                          100.0% - Canada Life International Re, Limited
                                                                                                          100.0% - Canada Life Reinsurance International, Ltd.
                                                                                                          100.0% - Canada Life Reinsurance, Ltd.

                                                                                        100.0% - The Canada Life Group (U.K.), Limited

8

                                                                                                          100.0% - Great-West Retirement Services (Europe) Limited
                                                                                                          100.0% - Canada Life Pension Managers & Trustees, Limited
                                                                                                          100.0% - Canada Life Asset Management Limited
                                                                                                          100.0% - Canada Life European Real Estate Limited
                                                                                                          100.0% - Canada Life Trustee Services (U.K.), Limited
                                                                                                          100.0% - CLFIS (U.K.), Limited
                                                                                                          100.0% - Canada Life, Limited
                                                                                                                           100.0% - Canada Life (U.K.), Limited
                                                                                                                                           100.0% - Albany Life Assurance Company, Limited
                                                                                                                                           100.0% - Canada Life Management (U.K.), Limited
                                                                                                                                           100.0% - Canada Life Services (U.K.), Limited
                                                                                                                                           100.0% - Canada Life Fund Managers (U.K.), Limited
                                                                                                                                           100.0% - Canada Life Group Services (U.K.), Limited
                                                                                                                                           100.0% - Canada Life Holdings (U.K.), Limited
                                                                                                                          100.0% - Canada Life Irish Operations, Limited
                                                                                                                                         100.0% - Canada Life Ireland Holdings, Limited

                             100.0% - 4073649 Canada, Inc. (1 common share owned by 587443 Ontario, Inc.)
                                                                                        100.0% - Canada Life Finance (U.K.), Limited
                                                                                        100.0% - CLH International Capital Management Hungary, Limited Liability Company
                                                         100.0% - The Canada Life Insurance Company of Canada
                                                                         94.4% - MAM Holdings Inc. (5.6% owned by GWL)
                                                                                       100.0% - Mountain Asset Management LLC
                                                         100.0% - Quadrus Distribution Services Ltd.
                                                         100.0% - CL Capital Management (Canada), Inc.
                                                         100.0% - GRS Securities, Inc.
                                                           50.0% - Canadian Worksite Marketing Group, Inc.
                                                         100.0% - Classco Benefit Services, Ltd.
                                                                          50.0% - Canadian Worksite Marketing Group, Inc.
                                                         100.0% - 587443 Ontario, Inc.
                                                                         100.0% - Canada Life Securing Corporation, Inc.
                                                        100.0% - Canada Life Mortgage Services, Ltd.
                                                        100.0% - Adason Properties, Limited
                                                                       100.0% - Adason Realty, Ltd.
                                                       100.0% - Laketon Investment Management Ltd.
                                                       100.0% - Crown Life Insurance Company

D.     IGM Financial Inc. Group of Companies (Canadian mutual funds)

Power Corporation of Canada

     100.0% - 171263 Canada Inc.
          66.3% - Power Financial Corporation
             56.0% - IGM Financial Inc.
                      100.0% - Investors Group Inc.
                                      100.0% - Investors Group Financial Services Inc.
                                      100.0% - I.G. International Management Limited
                                                      100.0% - I.G. Investment Management (Hong Kong) Limited
                                     100.0% - Investors Group Trust Co. Ltd.
                                                     100.0% - 391102 B.C. Ltd.
                                     100.0% - I.G. Insurance Services Inc.
                                     100.0% - Investors Syndicate Limited
                                     100.0% - Investors Group Securities Inc.
                                     100.0% - I.G. Investment Management, Ltd.
                                                     100.0% - Investors Grou pCorporate Class Inc.
                                                     100.0% - Investors Syndicate Property Corp.
                                                      19.63% - I.G. (Rockies) Corp.
                                   100.0% - The Trust Company of London Life
                                   100.0% - I.G. Investment Corp.
                                   80.37% - I.G. (Rockies) Corp. (19.63% owned by I.G. Investment Management, Ltd.)
                  100.0% - Mackenzie Inc.
                                  100.0% - Mackenzie Financial Corporation
                                                 100.0% - Mackenzie 2004 GP Inc.
                                                 100.0% - MSP 2005 GP Inc.
                                                 100.0% - Mackenzie Financial Chartiable Foundation
                                                 100.0% - Strategic Charitable Giving Foundation
                                                 100.0% - M.R.S. Inc.
                                                                100.0% - M.R.S. Correspondent Corporation
                                                                100.0% - M.R.S. Securities Services Inc.
                                                 100.0% - Execuhold Investment Limited
                                                                 100.0% - Winfund Software Corp.
                                                                 100.0% - M.R.S. Trust Company
                                                                                 100.0% - Anacle I Corporation
                                                                100.0% - Mackenzie M.E.F. Management Inc.
                                                                                100.0% - Canterbury Common Inc.
                                               100.0% - Mackenzie Financial Services Inc.
                                               100.0% - Mackenzie (Rockies) Corp.
                                                              100.0% - Mackenzie Cundill Investment (Bermuda) Ltd.
                                               100.0% - Mackenzie Cundill Investment Management Ltd.
                                               100.0% - MSP Capital Corporation
                                               100.0% - Mackenzie Financial Capital Corporation
                                               100.0% - Quadrus Corporate Class Inc.
                 99.68% - Investment Planning Counsel Inc.
                               100.0% - IPC Financial Network Inc.
                                               100.0% - Investment Planning Counsel of Canada Limited
                                                               100.0% - IPC Investment Corporation
                                                                               100.0% - 579641 BC Ltd.
                                                              100.0% - 9132-2155 Quebec Inc.
                                                              100.0% - Counsel Group of Funds Inc.
                                                                              100.0% - Alpha I Financial Inc.
                                                              100.0% - IPC Save Inc.
                                                              100.0% - 576928 BC Ltd.
                                                              100.0% - 1275279 Ontario Inc.
                                                                              50.0% - IPC Estate Services Inc.
                                                              50.0% - IPC Estate Services Inc.
                                                             100.0% - IPC Securities Corporation
                                                             100.0% - Kameleon Services Inc.

9

E.     Pargesa Holding S.A. Group of Companies (European investments)

   Power Corporation of Canada

        100.0% - 171263 Canada Inc.

            66.3% - Power Financial Corporation
               100.0% - 3411893 Canada Inc.
              100.0% - Power Financial Europe B.V.
                 50.0% - Parjointco N.V.
                    62.9% - Pargesa Holding S.A.
                                    100.0% - Pargesa Netherlands B.V.
                                                     27.4% - Imerys
                                                     50.0% - Groupe Bruxelles Lambert

                                                                         5.37% - GDF Suez
                                                                           7.1% - Suez Environment Company
                                                                         21.1% - Lafarge (1)
                                                                          8.2% - Pernod Ricard (1)
                                                                          0.6% - Iberdrola
                                                                         100.0% - Belgian Securities BV
                                                                                         Capital
                                                                                                       30.5% Imerys
                                                                         61.6% - Brussels Securities
                                                                                          Capital
                                                                                                  98.8% - Sagerpar
                                                                                                 100.0% - GBL Participations
                                                                                                                Capital
                                                                                                                      1.2% Sagerpar
                                                                         100.0% - GBL Treasury Center
                                                                                         Capital
                                                                                                  100% - GBL Energy Sàrl
                                                                                                                    4.0% - Total (1)
                                                                                                                100.0% - GBL Verwaltang Gmbh
                                                                                                                100.0% - Immobiliére Rue de Namur Sàrl
                                                                           100.0% - GBL Finance SA
                                                                                           Capital
                                                                                                                100.0% - GBL Overseas Finance NV
                                                                                                                  38.4% -  Brussels Securities
                                                                         100.0% - GBL Verwaltung Sàrl
                                                                                           Capital
                                                                                                                100.0% - GBL Investments Limited
                                100.0% - Pargesa Cia S.A. S.A.
                                                100.0% - Fivaz & Cie SA
                                100.0% - Pargesa Luxembourg S.A.
                                                100.0% - SFPG
                                                                100.0% - SIB Huston

(1) Based on Company’s published capital as of November 30, 2008

F.     Gesca Ltée Group of Companies (Canadian communications)

Power Corporation of Canada
100.0% - 4507053 Canada Inc.
100.0% - Gesca Ltée
100.0% - La Presse Ltée
100.0% - Gesca Vente Média Ltée
100.0% - Gesca Numérique Ltée
100.0% - 3855082 Canada Inc.
100.0% - Cyberpresse inc.
100.0% - 6645119 Canada Inc.
100.0% - Les Éditions La Presse II Ltée
100.0% - 3819787 Canada Inc.
100.0% - 3834310 Canada Inc.
20.0% - 3859282 Canada Inc.
100.0% - 4507061 Canada Inc.
100.0% - Les Productions La Presse Télé Ltée
 100.0% - La Presse Télé Ltée
100.0% - La Presse Télé II Ltée
100.0% - La Presse Télé III Ltée
100.0% - Les Éditions Gesca Ltée
100.0% - Groupe Espace Inc.
100.0% - Les Éditions La Presse Ltée
100.0% - 6657443 Canada Inc.
  10.0% - Acquisio Inc.
    4.6% -  Nstein Technologies Inc.
  50.0% - Workopolis Canada
  25.0% - Olive Média

10

G.     Power Corporation (International) Limited Group of Companies (Asian investments)

Power Corporation of Canada
            100.0% - Power Corporation (International) Limited
              100.0% - Power Pacific Corporation Limited
                 25.0% - Barrick Power Gold Corporation of China Limited
                 100.0% - Power Pacific Mauritius Limited
                                 8.01% - Vimicro
                           100.0% - Power Pacific Equities Limited
                                          4.3% - CITIC Pacific Limited

Power Corporation of Canada
100.0% - 152245 Canada Inc.
                 100.0% - Power Tek, LLC
                 100.0% - 3540529 Canada Inc.
            100.0% - Gelprim Inc.
            100.0% - 3121011 Canada Inc.
100.0% - Victoria Square Ventures Inc.
                31.3% - Adaltis, Inc.
                13.8% - Bellus Health, Inc.
                50.0% - Picchio Pharma Inc.
                               100.0% - Power Communications Inc.
100.0% - Brazeau River Resources Investment Inc.
   100.0% - PCC Industrial (1993) Corporation
   100.0% - Power Corporation International
   100.0% - 3249531 Canada Inc.
                  100.0% - Sagard Capital Partners
                                 100% - Sagard Capital Partners, L.P.
   100.0% - Power Corporation of Canada Inc.
   100.0% - Communications BP SARL
   100.0% - Square Victoria Real Estate Inc.
   100.0% - 4400046 Canada Inc.
   100.0% - PL S.A.
   100.0% - 4190297 Canada Inc.
                   100.0% - Sagard Capital Partners Management Corp.
   100.0% - Sodesm International Limited
       100.0% - Sodesm Property Limited
         74.5% - Sagard S.A.S
               100.0% - Marquette Communications (1997) Corporation
                   4.9% - Mitel
                   0.2% - Vertex Pharmaceutical Incorporated

Item 25.                                Indemnification.

Registrant’s Articles of Incorporation provides as follows:

Each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland.

The General Corporation Laws of the State of Maryland provides:

Indemnification of directors, officers, employees, and agents

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(a)  Definitions. -- In this section the following words have the meanings indicated.

(1)  "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

(2)  "Corporation" includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

(3)  "Expenses" include attorney's fees.

(4)  "Official capacity" means the following:

(i) When used with respect to a director, the office of director in the corporation; and
(ii) When used with respect to a person other than a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

(iii) "Official capacity" does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

(5)  "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

(6)  "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

(b)  Permitted indemnification of director. –

(1)  A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

(i)  The act or omission of the director was material to the matter giving rise to the proceeding; and

1.  Was committed in bad faith; or

2.  Was the result of active and deliberate dishonesty; or

(ii)  The director actually received an improper personal benefit in money, property, or services; or

(iii)  In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

(2) (i)  Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

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(ii)  However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

(3) (i)  The termination of any proceeding by judgment, order, or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

(ii) The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

(4)  A corporation may not indemnify a director or advance expenses under this section for a proceeding brought by that director against the corporation, except:

(i)  For a proceeding brought to enforce indemnification under this section; or

(ii)  If the charter or bylaws of the corporation, a resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provide otherwise.

(c)  No indemnification of director liable for improper personal benefit. -- A director may not be indemnified under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

(d)  Required indemnification against expenses incurred in successful defense. -- Unless limited by the charter:

(1)  A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

(2)  A court of appropriate jurisdiction, upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

(i)  If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

(ii)  If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

(3)  A court of appropriate jurisdiction may be the same court in which the proceeding involving the director's liability took place.

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(e)  Determination that indemnification is proper. –

(1)  Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

(2)  Such determination shall be made:

(i)  By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

(ii)  By special legal counsel selected by the board of directors or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

(iii)  By the stockholders.

(3)  Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

(4)  Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

(f)  Payment of expenses in advance of final disposition of action. –

(1)  Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of:

(i)  A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

(ii)  A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

(2)  The undertaking required by subparagraph (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

(3)  Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

14

(g)  Validity of indemnification provision. -- The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

(h)  Reimbursement of director's expenses incurred while appearing as witness. -- This section does not limit the corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

(i)  Director's service to employee benefit plan. -- For purposes of this section:

(1)  The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan;

(2)  Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

(3)  Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

(j)  Officer, employee or agent. -- Unless limited by the charter:

(1)  An officer of the corporation shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

(2)  A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

(3)  A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors, or contract.

(k)  Insurance or similar protection. –

(1)  A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

15

(2)  A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

(3)  The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

(l)  Report of indemnification to stockholders. -- Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting.

Item 26.                      Business and Other Connections of Investment Adviser.

Registrant's investment adviser, GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company ("GWL&A").  MCM provides investment advisory services to various unregistered separate accounts of GWL&A.  The managers and officers of MCM have held, during the past two fiscal years, the following positions of a substantial nature.

Name	Position(s)

S. Mark Corbett
Senior Vice President, Investments, GWL&A Financial Inc., Canada Life Insurance Company of America, and First Great-West Life & Annuity Insurance Company; Executive Vice President and Chief Investment Officer, GWL&A; Executive Vice President and Chief Investment Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company, and Crown Life Insurance Company; Chairman and President, MCM; Senior Vice President, Orchard Trust Company, LLC.

Charles P. Nelson
President, Great-West Retirement Services, a unit of GWL&A; Senior Vice President, Retirement Services, First Great-West Life & Annuity Insurance Company; Chairman and President, Advised Assets Group, LLC, EMJAY Corporation, EMJAY Retirement Plan Services, Inc., FASCore, LLC, and National Plan Coordinators of Delaware, Inc.; Chairman, President and Chief Executive Officer, GWFS Equities, Inc.; Manager, MCM; Director, Maxim Series Fund, Inc.

James L. McCallen
Senior Vice President, Taxation, GWL&A Financial Inc.; Senior Vice President, Chief Financial Officer and Actuary, GWL&A; Senior Vice President and Actuary, U.S. Operations, The Great-West Life Assurance Company, and The Canada Life Assurance Company; Senior Vice President and Actuary, Canada Life Insurance Company of America, and First Great-West Life & Annuity Insurance Company; Vice President and Actuary, U.S. Operations, Crown Life Insurance Company;  Manager, MCM; Appointed Actuary, Great-West Healthcare of Georgia, Inc.

16

Graham R. McDonald
Senior Vice President, Corporate Administration, GWL&A Financial Inc., GWL&A, Canada Life Insurance Company of America, FASCore, LLC, and First Great-West Life & Annuity Insurance Company; Senior Vice President, Corporate Administration, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company, and Crown Life Insurance Company; Senior Vice President, Corporate Finance and Investment Operations, EMJAY Corporation, EMJAY Retirement Plan Services, Inc., and Orchard Trust Company, LLC; President, Great-West Benefit Services, Inc.; Vice President, Investment Administration, National Plan Coordinators of Delaware, Inc.; Manager, MCM.

Cathe S. Tocher	Senior Vice President, Investments, GWL&A, and Canada Life Insurance Company of America; Manager, MCM.

Beverly A. Byrne
Chief Compliance Officer, Chief Legal Counsel, Financial Services, GWL&A; Chief Legal Officer, Financial Services and Securities Compliance, GWL&A Financial Inc., First Great-West Life & Annuity Insurance Company, and Canada Life Insurance Company of America; Chief Legal Officer, Financial Services and Securities Compliance, U.S. Operations, The Great-West Life Assurance Company, and The Canada Life Assurance Company;  Vice President, Counsel and Associate Secretary, U.S. Operations, Crown Life Insurance Company; Secretary and Chief Compliance Officer, Advised Assets Group, LLC, MCM and GWFS Equities, Inc.; Secretary and Compliance Officer, BenefitsCorp, Inc., EMJAY Corporation, EMJAY Retirement Plan Services, Inc., and GW Investor Services, LLC; Chief Legal Officer and Secretary, FASCore, LLC; Vice President, Counsel and Secretary, National Plan Coordinators of Delaware, Inc.

Mary C. Maiers
Vice President, Investment Operations, GWL&A; Assistant Vice President, Investment Operations, First-Great-West Life & Annuity Insurance Company, and Canada Life Insurance Company of America; Treasurer and Investment Operations Compliance Officer, Maxim Series Fund, Inc., and MCM.

Item 27.	Principal Underwriter

(a)  GWFS Equities, Inc. serves as the principal underwriter for the Registrant.  GWFS Equities, Inc. also serves as distributor or principal underwriter for Maxim Series Account of GWL&A, FutureFunds Series Account of GWL&A, Variable Annuity-1 Series Account of GWL&A, COLI VUL-2 Series Account of GWL&A, COLI VUL-4 Series Account of GWL&A, Varifund Variable Annuity Account of GWL&A, Trillium Variable Annuity Account of GWL&A, Prestige Variable Life Account of GWL&A,  Variable Annuity-1 Series Account of First Great-West Life & Annuity Insurance Company (“First GWL&A”), COLI VUL-2 Series Account of First GWL&A and COLI VUL-4 Series Account of First GWL&A.

17

(b)

Name	Principal Business Address	Position and Offices with Underwriter	Position and Offices with Fund
C. P. Nelson	8515 East Orchard Road Greenwood Village, CO 80111	Chairman, President and Chief Executive Officer	Director
R. K. Shaw	8515 East Orchard Road Greenwood Village, CO 80111	Director
G. E. Seller	18101 Von Karman Ave. Suite 1460 Irvine, CA 92715	Director and Senior Vice President
G. R. McDonald	8515 East Orchard Road Greenwood Village, CO 80111	Director
W.S. Harmon	8515 East Orchard Road Greenwood Village, CO 80111	Director and Vice President
M. R. Edwards	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
C. H. Cumming	8515 East Orchard Road Greenwood Village, CO 80111	Vice President
J. C. Luttges	8515 East Orchard Road Greenwood Village, CO 80111	Vice President
K. A. Morris	500 North Central Suite 220 Glendale, CA 91203	Vice President
G. R. Derback	8515 East Orchard Road Greenwood Village, CO 80111	Treasurer	Controller
B. A. Byrne	8525 East Orchard Road Greenwood Village, CO 80111	Secretary and Chief Compliance Officer	Secretary and Chief Compliance Officer
R. Meyer	8515 East Orchard Road Greenwood Village, CO 80111	Vice President, Taxation
T. L. Luiz	8515 East Orchard Road Greenwood Village, CO 80111	Compliance Officer
M. C. Maiers	8515 East Orchard Road Greenwood Village, CO 80111	Investments Compliance Officer	Treasurer and Investment Operations Compliance Officer

Item 28.	Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained in the physical possession of: Maxim Series Fund, Inc., 8515 East Orchard Road, Greenwood Village, Colorado 80111; or GW Capital Management, LLC, doing business as Maxim Capital Management, LLC, 8515 East Orchard Road, Greenwood Village, Colorado 80111.

Item 29.	Management Services

Not applicable.

Item 30.	Undertakings

Not applicable.

18

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 101 to be signed on its behalf by the undersigned, duly authorized, in the City of Greenwood Village and State of Colorado on the 28th day of October 2009.

MAXIM SERIES FUND, INC. (Registrant)

By: /s/ M.T.G. Graye
M.T.G. Graye, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 101 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ M.T.G. Graye M.T.G. Graye	President and Chairman	October 28, 2009
/s/ C.P. Nelson C.P. Nelson	Director	October 28, 2009
/s/ R.P. Koeppe R.P. Koeppe*	Director	October 28, 2009
/s/ G.H. Klapper G.H. Klapper*	Director	October 28, 2009
/s/ S. Zisman S. Zisman*	Director	October 28, 2009
/s/ M.C. Maiers M.C. Maiers	Treasurer and Investment Operations Compliance Officer	October 28, 2009
*By: /s/ B. A. Byrne B.A. Byrne	Attorney-in-fact	October 28, 2009

Powers of Attorney for Messrs. Koeppe and Zisman are incorporated by reference to Registrant’s Post-Effective Amendment No. 52 to the Registration Statement filed on June 25, 1997 (File No. 2-77503).  Power of Attorney for Ms. Klapper is incorporated by reference to Registrant’s Post-Effective Amendment No. 96 to the Registration Statement filed on February 13, 2009 (File No. 2-77503).